UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Item 1: Report to Shareholders.

2015 Annual Report September 30, 2015 Wasatch Funds EQUITY FUNDS/ Wasatch Core Growth Fund. Wasatch Emerging India Fund. Wasatch Emerging Markets Select Fund. Wasatch Emerging Markets Small Cap Fund. Wasatch Frontier Emerging Small Countries Fund. Wasatch Global Opportunities Fund. Wasatch Heritage Growth Fund. Wasatch International Growth Fund. Wasatch International Opportunities Fund. Wasatch Large Cap Value Fund. Wasatch Long/Short Fund. Wasatch Micro Cap Fund. Wasatch Micro Cap Value Fund . Wasatch Small Cap Growth Fund. Wasatch Small Cap Value Fund. Wasatch Strategic Income Fund. Wasatch Ultra Growth Fund. Wasatch World Innovators Fund BOND FUNDS/ Wasatch-1st Source Income Fund. Wasatch-Hoisington U.S. Treasury Fund

Wasatch Funds

Salt Lake City, Utah

www.WasatchFunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS — AIR POCKETS!

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

Following a long quiet period during which stock prices around the world mostly moved upward, the latter part of the fiscal year was characterized by wild swings and an overall decline in stock prices. In my last quarterly message, I described why we might have entered a new era for the global economy that could make stock prices prone to periodic “air pockets.” And, in fact, market behavior during the most recent quarter was consistent with the possibility of having entered this new economic era.

The setup for a possible new era has been fostered by the persistence of slow economic growth around the world since the end of the Global Financial Crisis. This slow growth has continued in the face of massive central-bank stimulus far beyond historical experience. But how could so much stimulus result in so little growth?

As I’ve suggested before, much of the answer lies in demographics. With the aging of the global population, people’s needs turn from investments in homes and cars toward savings to generate retirement income. As there’s less demand for investments and more supply of savings, interest rates inevitably drop. Central-bank stimulus has the effect of further adding to the supply of savings, leading to even lower rates.

A lengthy period of low interest rates promotes a lengthy period of high stock prices. The reason stock prices are bid up is that when interest rates are low, stocks are viewed as more attractive. So there’s a rush to buy. Prices will probably stop rising when investors view future stock returns as likely to be more in line with low interest rates.

An unfortunate side effect of high stock prices is increased volatility. The higher the multiple of earnings for which a stock sells, the more volatile the price may be. We experienced such volatility during the most recent quarter as investors feared that a slowdown in China would lead to lower earnings around the globe.

Above all else, air pockets in stock prices are disconcerting. We’d like to avoid them if we could. However, the only sure method of avoiding air pockets is to exit the market entirely — which is not an attractive alternative considering the paltry returns on cash these days.

If the new era has truly moved us beyond the interest-rate cycles that have characterized recorded economic history, there’s one big positive: The economy will be steadier without the booms and busts typical of powerful interest-rate movements. So we may be in for more economic stability, but less stock-price stability.

ECONOMY

Pundits tagged China’s troubles as the main culprit behind market volatility during the latest quarter. And there’s no doubt that growth in the Chinese economy is now slowing. Several years ago, China’s inflation-adjusted gross domestic product (GDP) growth had been as high as 10%. But for 2015, China’s GDP growth is expected to be under 7%.

While growth anywhere near 7% is still attractive compared to most developed markets, many countries and companies around the world had been counting on much higher demand from China in order to meet their own growth projections. For example, South Korea’s exports dropped over 8% in September versus a year earlier following a 15% fall in August — due, in part, to the deceleration in China’s economy. Other victims of weaker-than-expected Chinese demand were commodity exporters like Brazil, which saw its currency decline to the lowest level against the dollar in two decades and its credit rating downgraded by Standard & Poor’s to “junk” status.

In the United States, the news was generally more positive — not because of particularly good economic data, but because expectations had been low. Inflation-adjusted GDP growth for the second calendar quarter was revised to 3.9% from an earlier estimate of 2.3%. Nevertheless, full-year growth for 2015 is still expected to come in below 3%.

Other economic news in the U.S. mostly focused on the Federal Reserve’s (Fed’s) interest-rate policy and on the employment situation. Because the economy has shown modest growth, there’s been some pressure on the Fed to raise interest rates. However, some fear that higher rates would further strengthen the dollar, which could hurt U.S. exports and make dollar-denominated debt more expensive for fragile emerging markets. At its September policy meeting, the Fed cited global economic challenges in its decision to leave short-term interest rates unchanged. Taken together, recent economic data has been entirely consistent with what I’ve postulated as a “lower for longer” interest-rate scenario.

MARKETS

As we ponder what’s in store for the financial markets, let’s first summarize current conditions: The U.S. is doing reasonably well compared to its developed-market peers, but stock valuations are generally high. The outlook for both Europe and Japan is mixed — with some relatively attractive company fundamentals and more-reasonable stock valuations, but with economies still at risk of slipping back into recession.

Among emerging markets, China’s economic growth is slowing and the Chinese government seems to be mishandling conditions related to investor confidence by directly manipulating stock prices and currency exchange rates. Moreover, China’s slowdown is having real effects on other economies, particularly those in the emerging universe.

As we search for attractive investments in the current environment, it’s possible that we’ll be more successful by taking advantage of opportunities from periodic air pockets in stock prices than by waiting for a crash to create the elusive bargains that may never arrive. The recent air pockets triggered by headline concerns regarding China may have offered some of the best buying opportunities we’ll see this year — not necessarily for Chinese shares, but for stocks around the world.

SEPTEMBER 30, 2015 (UNAUDITED)

Paradoxically, the slowdown in China could actually improve investment prospects in some other areas, as production costs decline with less competition for commodities like steel, copper and oil. Moreover, still-abundant Chinese capital may also flow to these areas as investment opportunities diminish within China itself.

While our crystal ball is especially cloudy due to the uncertainty of a possible new era, the silver lining is that mixed markets generally have provided a good environment for bottom-up stock pickers like the portfolio managers and analysts at Wasatch Advisors. So far this year, we’ve continued our efforts at tire-kicking around the globe — visiting companies in Canada, Mexico, the United Kingdom, France, Germany, Italy, Spain, Sweden, Switzerland, Egypt, Ethiopia, Israel, Kenya, South Africa, Tanzania, Tunisia, the United Arab Emirates, China, Hong Kong, Malaysia, Pakistan, the Philippines, South Korea, Taiwan, Thailand, Vietnam, Australia, Japan and New Zealand.

WASATCH

Almost 20 years ago, we — at small, Salt Lake City-based Wasatch Advisors — became global investors. One of the reasons, even back then, was we were beginning to see that, despite their size, our U.S. small-cap companies were being affected by international competitors. Fortunately, our stepped-up global research efforts gave us a ringside seat to witness the massive progress made by emerging economies over the last two decades.

I recall my first trip to Beijing. There were few paved roads, and bicycles were the primary means of transportation. Current visitors to Beijing find little remaining evidence of that era, even though it was less than 20 years ago.

One result of being global investors has been that our broad perspective has helped us more readily anticipate trouble spots. For example, our emerging-market portfolios have been underweight in China as we’ve worried about excessive stock valuations in the face of an economy in transition from export-led growth to consumer-led growth.

Our bottom-up analyses of companies around the world also helped us identify Japan as having a potentially rewarding investment environment. And despite stock-market volatility similar to most countries, Japan’s Nikkei 225 was one of the few stock-market indices that were still positive (on a total-return basis) for the year to date through September 30, 2015.

As for our outlook, we believe opportunities in emerging markets have narrowed — with the best opportunities being in places like India, Mexico and Taiwan, where the political environments are fairly good and the economies are not overly dependent on commodity exports. Naturally, our outlook is being reflected in our emerging-market-focused portfolios and in our other international portfolios that include some emerging-market exposure. This means we’re increasing our country concentrations among emerging markets — but we’re still maintaining broad diversification across companies.

With sincere thanks for your continued investment and for your trust,

Sam Stewart

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by CFA Institute.

Wasatch Advisors is the investment advisor to Wasatch Funds.

The financial crisis of 2007-08, also known as the Global Financial Crisis and 2008 financial crisis, is considered by many economists to have been the worst financial crisis since the Great Depression of the 1930s.

Gross domestic product (GDP) is a basic measure of a country’s economic performance, and is the market value of all final goods and services made within the borders of a country in a year.

A credit rating is an assessment of the credit worthiness of individuals, corporations and countries. It is based upon the history of borrowing and repayment, as well as the availability of assets and extent of liabilities. Ratings are issued by S&P or Moody’s and typically range from AAA (highest) to D (lowest). Ratings and credit quality may change over time. For information on the rating agency’s methodology visit: http://www.standardandpoors.com/home/en/us and http://www.moodys.com.

Valuation is the process of determining the current worth of an asset or company.

The Nikkei 225 Stock Index is a price-weighted index of the 225 top Japanese companies (called the First Section) that are listed on the Tokyo Stock Exchange (TSE).

You cannot invest directly in this or any index.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Paul Lambert.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW The Wasatch Core Growth Fund — Investor Class returned 10.87% for the 12 months ended September 30, 2015, outperforming the Russell 2000 Index, which returned 1.25%, and the Russell 2000 Growth Index, which returned 4.04%.

In the most recent quarter, markets saw a dramatic reversal of fortune after enjoying a long-running string of success. Weak economic data from China stoked fears of a contagion affecting a fragile U.S. economy. Adding to the market woes was the sudden emergence of pharmaceutical pricing as a potential hot button in the upcoming election. This news had an immediate impact on the Russell 2000 and Russell 2000 Growth indices, given their large and growing weight in biotech and the long run of outperformance from that industry. The indices and the biotech industry were all down double-digits in the most recent quarter, with the indices giving back most of the gains earned in the previous three quarters. However, biotech still delivered a double-digit return for the 12-month period.

The energy sector was, by far, the biggest detractor from performance for both the Fund and the Russell 2000 Index over the past year. Unlike biotech, energy has suffered a prolonged period of underperformance, and the average energy stock in the Index was down -55%. The sector represents less than 4% of the Index, but the steep drop in stock prices magnified its impact. The Fund was underweight in energy and our stocks were down significantly less, so the sector aided performance relative to the Index.

With scientific knowledge exploding and technology increasingly changing the way we conduct business and interact with the world, it is not surprising that two of the best-performing sectors for the Index and the Fund were health care and information technology. The Fund’s outperformance was even more broad-based, as the financials, industrials and consumer-discretionary sectors were also areas of strength. Together, these five sectors make up the majority of our holdings and we are pleased to report that the Fund outperformed the Index in all of them.

DETAILS OF THE YEAR

Merger and acquisition activity increased significantly during the period after several years of anemic deal flow. The Fund saw four of its holdings acquired at significant premiums: Polypore International, Inc., Life Time Fitness, Inc., Dealertrack Technologies, Inc. and IPC Healthcare, Inc. We worked diligently to redeploy the proceeds from these transactions into new opportunities like fast casual restaurant chain Zoe’s Kitchen, Inc., discount retailer Five Below, Inc. and growing regional banks like Eagle Bancorp, Inc. and South State Corp.

Transportation provided an interesting contrast in performance among its sub-industries. Trucking stocks were down double-digits on worries of a weakening U.S. economy. Airline stocks, by contrast, were up over 80% during the period. This radical divergence in price performance doesn’t make much sense to us, especially given the tailwind that lower fuel prices provided to both industries. Our view is that the trucking stocks are becoming even more interesting long-run investments as the well-run public trucking companies continue to gain share from the large number of small truckers. The Fund was overweight in these industries, owning two truckers and two small-cap airlines. While, on average, our positions in Knight Transportation, Inc., Spirit Airlines, Inc. and Old Dominion Freight Line, Inc. fell, our large holding in Allegiant Travel Co. significantly improved our returns and was the Fund’s top contributor to performance. Allegiant’s “ultra low cost carrier” business model continues to take market share, and the company benefits from lower oil prices disproportionately compared to its competitors.

A handful of holdings experienced stock-price declines due to weak earnings. Retailers Mattress Firm Holding Corp. and Zumiez, Inc. traded down after management reported lower-than-expected earnings. Despite the short-term weakness, our theses for owning both companies remain intact. Online photo library Shutterstock, Inc. also guided lower due to competitive pressures, and it also experienced some management turnover. We thought the sell-off was overdone and added to our position opportunistically during the period.

OUTLOOK

We believe the U.S economy remains stuck in a low-growth pattern. Our discussions with companies owned in the Fund suggest a U.S. economy that is decelerating but not in decline. Given the severity of the 2008 downturn, this has been a very disappointing recovery and suggests a stock market vulnerable to a growth shock or a significant rise in interest rates. Conversely, such a low-growth backdrop can create opportunity for growth investors, as companies enjoying strong organic growth stand out in a low-growth environment. The Fund’s companies have delivered consistent mid-teens sales growth to drive earnings. We believe this kind of sustainable organic growth has the potential to provide better long-run returns versus larger companies, which have been far more dependent on short-lived sources of earnings growth such as cost cutting and stock repurchases.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	10.87%	14.94%	7.36%
Core Growth (WIGRX) — Institutional	10.94%	15.01%	7.39%
Russell 2000® Index	1.25%	11.73%	6.55%
Russell 2000® Growth Index	4.04%	13.26%	7.67%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund — Investor Class: 1.18% / Institutional Class: 1.18%, Net: 1.12%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Allegiant Travel Co.	3.6%
Cimpress N.V.	2.9%
Tyler Technologies, Inc.	2.7%
Credit Acceptance Corp.	2.7%
SEI Investments Co.	2.6%

Company	% of Net Assets
Cornerstone OnDemand, Inc.	2.5%
Waste Connections, Inc.	2.4%
Spirit Airlines, Inc.	2.4%
ICON plc (Ireland)	2.2%
Seattle Genetics, Inc.	2.2%

*	As of September 30, 2015, there were 67 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indices.

WASATCH EMERGING INDIA FUND (WAINX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan.

Ajay Krishnan, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Emerging India Fund gained 12.51% in the 12 months ended September 30, 2015. The Fund outperformed its benchmark, the MSCI India Investable Market Index, which declined -4.29%.

After sweeping into power in 2014 on a tide of optimism, Prime Minister Narendra Modi and his Bharatiya Janata Party (BJP) faced the realities inherent in governing a diverse nation of 1.2 billion people. Key elements of their reform agenda stalled in the upper house of parliament, where the BJP lacks a majority. Given the strong gains in Indian equities during the run-up to Mr. Modi’s election, investors seemed to adopt a wait-and-see attitude for most of the fiscal year.

As the price of oil continued its retreat from the highs of 2013, India remained one of the world’s greatest beneficiaries. Because India imports about 80% of its oil, crude’s steep decline has brought down the country’s inflation rate, as well as its current-account and fiscal deficits. The improved backdrop helped put India’s currency on firmer footing and boosted inflows of foreign capital. Those improvements, in turn, enabled the Reserve Bank of India (RBI) to implement a series of interest-rate cuts to stimulate economic growth. The RBI also was able to relax limits on foreign ownership of India’s debt that were designed to protect its currency from foreign-capital outflows.

During the latter part of the year, weak economic data in China weighed on world stock markets and raised concerns about the health of the global economy. In addition, fears of weaker Chinese demand for oil and other natural resources sent commodity prices lower. These developments impacted India much less than its emerging-market peers. Shipments to China account for less than 10% of India’s exports, the lowest among major Asian economies. Also, as a significant importer of commodities, India has been benefiting from lower prices for oil, industrial commodities and agricultural products.

Our focus on what we believe are high-quality, long-duration businesses helped the Fund post returns ahead of the Index in every sector in which it held investments. With energy stocks faring poorly this year, our lack of investments in the energy sector also helped Fund performance.

DETAILS OF THE YEAR

Our strongest contributor to Fund performance for the year was Marksans Pharma Ltd. This manufacturer of branded and generic drugs exports its products to the U.S., Europe and other countries. The company is one of only a few in India with the technology to manufacture the soft-gelatin capsules commonly known as softgels or liquid gels. Marksans has been benefiting from its new-product offerings, as well as from increased consumer demand for softgel formulations.

Another strong stock in the Fund was Amara Raja Batteries Ltd. The company makes lead-acid storage batteries for industrial and automotive applications. Lower prices for lead and other commodities have been helping Amara Raja by reducing its cost of raw materials.

Our greatest detractor from Fund performance for the year was online travel agency MakeMyTrip Ltd. Although aggressive discounting by a competitor has resulted in slowing sales growth and wider-than-expected losses for MakeMyTrip, it remains India’s leading online travel agency both in airline-ticket sales and hotel bookings. We believe the company’s margins will expand once competition abates, and we continue to own it in the Fund.

Kaveri Seed Co. Ltd., our second-largest detractor, produces and sells agricultural seeds in India. Citing drought conditions and other seasonal factors, the company reported a 5.4% year-over-year drop in consolidated earnings per share and a 20% decrease in sales in its most-recent quarter. Although the company’s share price declined on the news, we consider these normal fluctuations in the company’s business. Going forward, we think Kaveri’s shift from regular varietals to higher-yielding hybrid seeds presents attractive long-term prospects.

OUTLOOK

According to government data, India’s consumer-price index rose just 3.66% in August as oil dipped below $40 per barrel and global food prices fell. Additionally, a recent study found that Indians are spending a smaller share of their earnings on food and more on discretionary consumer items. Over a longer horizon, we believe affordable food costs will continue to play a key role in India’s transition from an agricultural to a consumer economy. Agriculture now accounts for just 18% of India’s economy, compared to approximately 50% in the 1950s.

We expect additional improvements in farming to drive a shift in agricultural acreage away from food production, and toward cash crops such as cotton. Already a large grower of cotton, India has a natural cost advantage over other major producers. As electric-power and transportation infrastructure in rural India improve, we believe the country’s cotton industry holds the promise of future inroads into textile manufacturing.

In the meantime, we look for government spending on infrastructure projects to kick-start a new cycle of capital investment. While the jobs those projects create would provide much of the immediate benefit, we expect the expansion in discretionary incomes to fuel increased demand for consumer goods and services. The final phase of the cycle — though still at least 12 to 18 months away in our view — would be higher capital expenditures and additional job creation from companies seeking to meet increased consumer demand.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING INDIA FUND (WAINX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India	12.51%	N/A	10.40%
MSCI India IMI	-4.29%	N/A	-1.29%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are 2.57%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Marksans Pharma Ltd. (India)	4.1%
Glenmark Pharmaceuticals Ltd. (India)	3.4%
Cognizant Technology Solutions Corp., Class A	3.1%
Natco Pharma Ltd. (India)	3.1%
HCL Technologies Ltd. (India)	2.9%

Company	% of Net Assets
Bajaj Finance Ltd. (India)	2.7%
Repco Home Finance Ltd. (India)	2.7%
MakeMyTrip Ltd. (India)	2.5%
Lupin Ltd. (India)	2.3%
Caplin Point Laboratories Ltd. (India)	2.3%

*	As of September 30, 2015, there were 76 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: April 26, 2011. The MSCI India IMI (Investable Market Index) is designed to measure the performance of the large-, mid- and small-cap segments of the Indian market. The Index covers approximately 99% of the free-float adjusted market capitalization of the Indian equity universe. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Roger Edgley.

Ajay Krishnan, CFA Lead Portfolio Manager	Roger Edgley, CFA Portfolio Manager	OVERVIEW For the 12 months ended September 30, 2015, the Wasatch Emerging Markets Select Fund — Investor Class declined -18.81%. The Fund fell slightly less than its benchmark, the

MSCI Emerging Markets Index, which lost -19.28%.

In stark contrast to data showing healthy employment gains and steady growth in the U.S., progress in most of the world’s other developed economies remained anemic. Japan slipped into and out of recession, while Europe also continued to tread a path between recession and expansion. China lowered its growth target for 2015 to around 7%, down from the 7.4% growth recorded in 2014 — the country’s weakest expansion in over 20 years. During the Fund’s fiscal year, weaker conditions in these major importing countries created headwinds for exporters in emerging markets.

As the year progressed, investors focused increasingly on China. Stock markets in Shanghai and Hong Kong surged for much of the year, fueled largely by speculation and a sharp increase in the outstanding balance of margin loans. The Fund failed to benefit from most of the gains in these markets, due to a scarcity of companies with the quality metrics and fundamental growth characteristics we seek.

In August, however, weak economic data in China raised concerns about the health of the global economy and sent Chinese and world equity markets lower. Because China is a large consumer of oil and other natural resources, the impact of falling demand from China was felt especially hard in commodity-exporting countries such as Brazil.

In this environment, our focus on what we believe are high-quality, long-duration businesses serving secular demand growth in their home countries helped the Fund decline slightly less than its benchmark during the year. Because these companies tend to be driven largely by political and economic progress in the countries in which they operate, they also tend to be less sensitive to global economic developments.

DETAILS OF THE YEAR

Our strongest contributor to Fund performance for the year was Grupo Aeroportuario del Pacifico S.A.B. de C.V. The company develops, operates and maintains airports in Mexico under contracts with the government. Grupo Aeroportuario has been benefiting from increasing air travel in Mexico as it adds capacity to its existing airports at favorable costs per passenger.

Indian drug maker Lupin Ltd. was our second-largest contributor. The company markets its branded and generic pharmaceuticals primarily in India, the U.S. and Japan. Lupin’s stock rebounded from weakness in July after the company announced it had agreed to acquire U.S. peer GAVIS Pharmaceuticals, LLC.* The acquisition is expected to broaden Lupin’s U.S. pipeline and to be accretive to earnings in its first full year.

Our greatest detractor from Fund performance for the year was Qualicorp S.A. The company offers insurance and benefits packages to corporations and affinity groups in Brazil. Qualicorp’s share price slumped on speculation that Brazil’s government is considering measures to stimulate sales of individual health-insurance plans. With general investment conditions in Brazil deteriorating, we sold the stock to seek better opportunities elsewhere.

International Container Terminal Services, Inc. (ICTSI) was our second-largest detractor. Based in the Philippines, ICTSI holds concessions to develop and operate shipping terminals and ports throughout the world. Slowing global trade has impacted both the company and its stock price.

OUTLOOK

We expect worsening political situations and low commodity prices to impact business conditions in a number of countries — and to bring about a narrowing of opportunities in emerging markets. While companies linked to the commodity supply chain are likely to suffer, we believe others will do well. For example, net importers of oil such as India and the Philippines stand to benefit from the falling price of crude. We believe well-situated businesses in these and other countries with stable or improving government policies have the potential to generate attractive investment returns over time.

Even in countries where the investment backdrop is unfavorable, we do not anticipate completely liquidating the Fund’s holdings as we did in Russia last year. For two main reasons, this is especially true in major emerging markets such as Brazil and South Africa. First, we view the poor investment environments in these countries as less dire and more temporary. Second, we think the companies in the Fund are likely to hold their own and benefit significantly when conditions improve.

As far as China is concerned, we believe it remains an attractive place to invest. While geographic regions tied to mining, heavy industry and manufacturing have been slowing, the rest of the country has been experiencing robust growth. Overall, China continues to be both a manufacturing powerhouse and a world leader in innovation. On the negative side, overinvestment has resulted in intense competition in a number of industries. As a result, competitive advantages have been more fleeting and long-duration growth companies have been less common in China than in other countries.

Thank you for the opportunity to manage your assets.

*	As of September 30, 2015, the Wasatch Emerging Markets Select Fund was not invested in privately held GAVIS Pharmaceuticals, LLC.

Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/13/12
Emerging Markets Select (WAESX) — Investor	-18.81%	N/A	-6.10%
Emerging Markets Select (WIESX) — Institutional	-18.67%	N/A	-5.76%
MSCI Emerging Markets Index	-19.28%	N/A	-6.98%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 1.88%, Net: 1.69% / Institutional Class —  Gross: 1.71%, Net: 1.51%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	5.4%
Glenmark Pharmaceuticals Ltd. (India)	5.1%
Lupin Ltd. (India)	4.6%
HCL Technologies Ltd. (India)	4.2%
Asian Paints Ltd. (India)	3.7%

Company	% of Net Assets
Universal Robina Corp. (Philippines)	3.7%
Medytox, Inc. (Korea)	3.6%
Grupo Financiero Interacciones S.A. de C.V., Class O (Mexico)	3.5%
Axis Bank Ltd. (India)	3.5%
Gentera S.A.B. de C.V. (Mexico)	3.4%

*	As of September 30, 2015, there were 33 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: December 13, 2012. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure the equity market performance of emerging markets. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Andrey Kutuzov and Scott Thomas.

Roger Edgley, CFA Lead Portfolio Manager	Andrey Kutuzov, CFA Associate Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch Emerging Markets Small Cap Fund declined -12.65% for the fiscal year ended September 30, 2015, and outperformed its benchmark, the MSCI Emerging Markets Small Cap Index, which decreased -15.23%.

This has been one of the most difficult periods for emerging markets we can think of. Perceptions of the challenges within emerging markets (both political and economic) have clearly caused broad outflows in bonds and equities, and have caused investors to question the whole basis for emerging markets as an asset class. While the classification brackets are subject to change and the logic can be questioned, emerging markets are still a huge chunk of the world’s economy and population.

DETAILS OF THE YEAR

While China continues to dominate the conversation in emerging markets, there are interesting developments in other markets as well, and we are finding many attractive opportunities. However, we believe opportunities in emerging markets have narrowed — with the best opportunities being in places like India, Korea, Mexico and Taiwan, where the political and macro environments are fairly good and the economies are not overly dependent on commodity exports.

Returns from the Fund’s holdings in India, up more than 20%, significantly outperformed the benchmark’s holdings, which were up just over 4%. The Fund is also significantly overweight here at approximately 18%, while the benchmark is at approximately 10%. India is one of the fastest-growing economies in the world. Currently, we view India as one of the most attractive of the emerging markets. India’s economy and financial markets are well-positioned and the reforms and new initiatives taking place under Prime Minister Narendra Modi seem to be positive. As a significant importer of oil, India stands to benefit from the lower price of crude. In addition, we believe favorable demographics and an expanding middle class will likely drive increasing consumer demand. Lower inflation should also contribute to currency stability.

The number of interesting and high-quality potential investments in India is broad-based. Wasatch’s investment team has been investing in India for over 10 years. On average, team members visit India two times per year and meet approximately 50 companies each visit. As a result, the Fund has been and we expect will continue to be overweight relative to the Index. Five of the Fund’s top 10 contributors for the year were from India, with Britannia Industries Ltd., which manufactures and sells bakery and dairy products, as the top contributor.

Korea is another market where we believe we can find attractive small-cap investments in the current environment. Performance was only slightly positive for the year and the Fund was underweight versus the benchmark, detracting slightly from performance relative to the Index. Korea has a supportive macro environment with moderate gross domestic product (GDP) growth, a strong current-account position, currency stability versus the U.S. dollar, and a central bank that has provided stimulus to the economy. Corporate governance has been improving and a next generation of entrepreneurs has created a new class of companies. This has been particularly evident in health care, e-commerce and technology. Companies have been increasingly focusing on returns on capital and becoming more shareholder-friendly. We have been increasing our position in Korea over the past year. Hanssem Co. Ltd., which specializes in kitchen furnishings, was one of the Fund’s top contributors for the year.

We have spent and will continue to spend time in China, and we have visited many Chinese companies. We have had challenges finding companies that meet our investment criteria. As a result, we’re comfortable with a portfolio weighting in China well below the benchmark weighting. The Fund’s holdings in China underperformed those in the benchmark and detracted from performance. Biostime International Holdings Ltd., China Animal Healthcare Ltd. and China Singyes Solar Technologies Holdings Ltd. were notable detractors.

OUTLOOK

We expect weak commodity prices and difficult political situations to pose additional challenges for a number of emerging markets, including Brazil, Indonesia, Russia, South Africa and Turkey. The Fund currently holds no investments in Russia, and we’ve recently reduced exposure to each of the other countries mentioned.

As we have said, we see a “narrowing” of the investable markets we believe are attractive in emerging markets. However, we are finding many companies with attractive stock valuations. Given the relatively full valuations around the world, we believe companies with the best prospects for top-line and bottom-line growth are the most likely to be rewarded in the stock market. If we choose individual companies and countries correctly, we believe we can structure a sound and well-diversified portfolio for the Fund, even within a narrower set of countries. Our outlook is brighter for India, Korea, Taiwan and Mexico. We believe favorable demographics and expanding middle classes are likely to drive increasing consumer demand in each of these countries.

We thank our shareholders for their support through a difficult period.

Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap	-12.65%	0.73%	2.72%
MSCI Emerging Markets Small Cap Index	-15.23%	-2.43%	-1.06%
MSCI Emerging Markets Index	-19.28%	-3.58%	-2.80%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are 2.02%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Poya Co. Ltd. (Taiwan)	1.8%
BGF Retail Co. Ltd. (Korea)	1.8%
D&L Industries, Inc. (Philippines)	1.8%
Medytox, Inc. (Korea)	1.7%
Hanssem Co. Ltd. (Korea)	1.7%

Company	% of Net Assets
Britannia Industries Ltd. (India)	1.6%
Marksans Pharma Ltd. (India)	1.6%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	1.6%
Voltronic Power Technology Corp. (Taiwan)	1.5%
Security Bank Corp. (Philippines)	1.4%

*	As of September 30, 2015, there were 121 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: October 1, 2007. The MSCI Emerging Markets and Emerging Markets Small Cap indices are free float-adjusted market capitalization indices designed to measure the equity market performance of emerging markets. You cannot invest directly in these or any indices.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Laura Geritz.

Laura Geritz, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund declined -14.88% for the fiscal year ended September 30, 2015, and outperformed the MSCI Frontier Emerging Markets Index, which fell
-24.82%.

The past year was one of the most challenging periods for frontier markets we have encountered. The tailspin in China’s stock market and its currency devaluation forced the world to come to grips with China’s economic slowdown and the possibility of slower global growth.

DETAILS OF THE YEAR

Given the broader downturn in the market, most sectors detracted from the performance of the Fund and the benchmark over the past 12 months. Health care was an exception for the Fund. We were overweight in health care and our holdings had a positive return, while the benchmark’s group had a negative return. One of the largest detractors from the Fund’s absolute performance was the financials sector. Our financial stocks were down double-digits, but slightly outperformed those in the Index. The Fund’s lower average weighting of 13.2% compared to 51.1% for the benchmark added significantly to relative outperformance. We have historically been underweight in financials, whereas over half the benchmark is in financials.

Within financials, the following holdings weighed on the Fund’s performance: Zenith Bank plc, Kenya Commercial Bank Ltd., and Guaranty Trust Bank plc. However, The Bank for Foreign Trade of Vietnam JSC was up nicely during the period after the Vietnamese government announced it would lift foreign ownership limits. As a country, we believe Vietnam has attractive macroeconomic characteristics for growth and the potential to benefit from a favorable environment, including the Trans-Pacific Partnership agreement. We believe this Vietnamese bank will continue to be a significant beneficiary.

The consumer-staples sector detracted from the Fund’s absolute performance mainly due to several breweries, including East African Breweries Ltd., which was impacted by regulatory pressure in Tanzania; Nigerian Breweries plc; and Guinness Nigeria plc.

We consider East African Breweries to be one of the highest-quality sub-Saharan African companies. It is the dominant beer and spirits company in Kenya, and has significant market share in neighboring Tanzania and Uganda. The company’s high barriers to entry in distribution and brand recognition pose a significant moat to competitors. The company has been one of the largest beneficiaries in East Africa as consumers in the region gravitate toward branded alcoholic beverages.

Our exposure to the materials sector hurt the Fund’s absolute performance. However, performance relative to the Index in the sector was helped by the better overall return of our materials stocks. The Fund benefited from strong results in some of its materials holdings in Bangladesh led by Berger Paints Bangladesh Ltd., the leading producer of paints in the country with a dominant market position, a strong distribution network, and an established and well-known brand that has been around since the nation’s inception in 1970. Given these dynamics, we believe it is one of Bangladesh’s best companies and, internally at Wasatch, we consider it to be one of the “World’s Best Growth Companies.”

On a country basis, Bangladesh was the main source of strength for the Fund. The Fund was significantly overweight in Bangladesh compared to the benchmark and our holdings had a positive return, while the benchmark’s holdings were down. Our performance in Bangladesh was largely due to our holdings in Olympic Industries Ltd., a biscuit manufacturer; Square Pharmaceuticals Ltd., a manufacturer of generic pharmaceuticals; and Marico Bangladesh Ltd., a fast-moving consumer-goods company. Pakistan also contributed to performance relative to the Index. The Fund was overweight in Pakistan and our holdings outperformed, helped by two cement companies — Lucky Cement Ltd. and Kohat Cement Co. Ltd.

Our holdings in Kenya and Nigeria were sources of weakness in the Fund during the 12-month period. The Fund’s performance in Kenya was hurt most by East African Breweries, which is our largest Kenyan holding. The company continues to face regulatory pressure from authorities in neighboring Tanzania due to its virtual monopoly. Nigeria was the Fund’s largest detractor from absolute performance as the country continues to confront Boko Haram. However, Nigeria also underwent a presidential election that saw the first truly democratic transition in the government since the country’s independence in 1960 — one of the many positive macro developments we witnessed in frontier markets during this year. Many frontier markets remain bright spots of positive change and growth in a growth-challenged world.

OUTLOOK

As the world adjusts to the new normal of China’s slowing growth, various markets that relied on China will have to make major structural changes to their economies. Many frontier markets have been relatively immune to this phenomenon as illustrated by Bangladesh — its companies and by extension its economy are largely driven by local demand.

We are firmly committed to our approach of finding the World’s Best Growth Companies, and we believe that the long-tail, durable growth we have been able to find in frontier markets is attractive.

Thank you for trusting us as stewards of your hard-earned capital.

Current and future holdings are subject to risk.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/31/12
Frontier Emerging Small Countries	-14.88%	N/A	9.97%
MSCI Frontier Emerging Markets Index	-24.82%	N/A	2.19%
MSCI Frontier Markets Index	-24.19%	N/A	6.65%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are 2.24%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Square Pharmaceuticals Ltd. (Bangladesh)	3.9%
Vietnam Dairy Products JSC (Vietnam)	3.9%
East African Breweries Ltd. (Kenya)	3.2%
Nestlé Nigeria plc (Nigeria)	3.1%
Tanzania Breweries Ltd. (Tanzania, United Republic of)	3.1%

Company	% of Net Assets
Lucky Cement Ltd. (Pakistan)	3.0%
Nigerian Breweries plc (Nigeria)	3.0%
Kuwait Foods Americana (Kuwait)	2.6%
Bank for Foreign Trade of Vietnam JSC (Vietnam)	2.4%
Olympic Industries Ltd. (Bangladesh)	2.3%

*	As of September 30, 2015, there were 125 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indices are free float-adjusted market capitalization indices designed to measure the equity market performance of the global frontier and emerging markets. You cannot invest directly in these or any indices.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Ajay Krishnan.

JB Taylor Lead Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager	OVERVIEW The Wasatch Global Opportunities Fund fell -3.88% during the 12 months ended September 30, 2015, performing roughly in line with the benchmark MSCI AC

World Small Cap Index, which declined -3.28%.

We’ve all heard the expression, “When America sneezes, the world catches a cold.” It seems the same can now be said about China. That should come as no surprise because China is the second-largest economy in the world, as measured by gross-domestic product (GDP).

During the latter part of the Fund’s fiscal year, global stock markets declined significantly. While the news coming out of China reflected real economic concerns, the main triggers for the declines mostly had to do with ill-conceived government actions: China’s leadership initially encouraged excessive speculation in Chinese shares through massive openings of brokerage accounts, lower margin requirements and monetary stimulus by the People’s Bank of China (the country’s central bank).

Once Chinese markets turned down, the government’s first response was to intervene to support stock prices — a strategy that was soon abandoned, creating even more uncertainty. Next came the government’s effort to intentionally devalue the Chinese yuan against other major currencies. In yet another flip-flop, the central bank later cut its holdings of dollar-denominated U.S. Treasury securities and used the proceeds to prop up the yuan.

So if ill-conceived government actions were the main triggers that set off stock-market avalanches around the world, what have been the underlying conditions that have made markets vulnerable in the first place? We believe these conditions have included slower economic growth, which depresses corporate prospects, and central-bank policies that have encouraged investors to put their money into riskier assets.

DETAILS OF THE YEAR

Our greatest detractor from Fund performance for the year was Qualicorp S.A. The company offers insurance and benefits packages to corporations and affinity groups in Brazil. Qualicorp’s share price slumped on speculation that Brazil’s government is considering measures to stimulate sales of individual health-insurance plans. With general investment conditions in Brazil deteriorating, we sold the stock to seek better opportunities elsewhere.

Another large detractor from Fund performance was online travel agency MakeMyTrip Ltd. Although aggressive discounting by a competitor has resulted in slowing sales growth and wider-than-expected losses for MakeMyTrip, it remains India’s leading online travel agency both in airline-ticket sales and hotel bookings. We believe the company’s margins will expand once competition abates, and we continue to own it in the Fund.

On the positive side of the ledger, our top contributor was Allegiant Travel Co., which rebounded from its low several months ago. Over the past year, the stock has been on a roller coaster, but has ultimately climbed higher. Early in the period, Allegiant rose based on good revenue and earnings growth, partially due to the lower price of oil. Then, the stock declined due to a backup in the price of crude and the threat of a pilot strike. More recently, the stock has recovered its losses as oil has shown some renewed weakness, and as investors have recognized Allegiant’s competitive advantages and ability to work through its labor disputes.

Medytox, Inc., a Korean health-care company, was also a strong contributor to performance for the year. Medytox develops dermal fillers and biopharmaceuticals for cosmetic applications, and therapeutic applications for the treatment of muscular disorders. The company’s stock soared on optimism that its second-generation botulinum toxin may offer an attractive alternative to BOTOX® Cosmetic for reducing wrinkles and aging of the face.

OUTLOOK

Regarding ongoing events in China, we think there are a few red flags. First, if China’s economic growth is slowing more than previously expected, this will adversely affect many companies in developed and emerging markets — although some other companies will benefit as production costs decline due to less competition for oil and minerals. Second, the possibility that China will resume its devaluation of the yuan could lead to competitive currency devaluations as other countries seek to maintain export competitiveness. Third, the recent rout in commodity prices could continue because demand growth is slowing, and modern technology is making it increasingly easy to scale production up and down.

Based on the macro themes described above, we believe opportunities in emerging markets have narrowed —  with the best opportunities being in places like India, Mexico and Taiwan, where the political environments are fairly good and the economies are not overly dependent on commodity exports.

In developed markets, where we invest the majority of the Fund’s assets, we have the largest weighting in the United States, although the weighting is significantly below that of the benchmark. We continue to look for new opportunities in the U.S. due to the relative strength of the economy and the prevalence of companies that are performing well. But our U.S. weighting has been held back by the generally high valuations we’ve been finding. Among other developed markets, our largest weightings are in Japan, the United Kingdom and Germany — where stocks are generally less well-researched than those in the U.S.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities	-3.88%	8.54%	17.70%
MSCI AC World Small Cap Index	-3.28%	8.14%	15.37%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are 1.78%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
SMS Co. Ltd. (Japan)	3.2%
Allegiant Travel Co.	3.2%
Patrizia Immobilien AG (Germany)	2.8%
Medytox, Inc. (Korea)	2.4%
TWi Pharmaceuticals, Inc. (Taiwan)	2.4%

Company	% of Net Assets
Cornerstone OnDemand, Inc.	2.3%
Knight Transportation, Inc.	2.0%
IPG Photonics Corp.	2.0%
Rightmove plc (United Kingdom)	2.0%
Next Co. Ltd. (Japan)	1.9%

*	As of September 30, 2015, there were 87 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: November 17, 2008. The MSCI AC (All Country) World Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed and emerging markets. You cannot invest directly in this or any index.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Linda Lasater and Kabir Goyal.

Roger Edgley, CFA Lead Portfolio Manager	Linda Lasater, CFA Associate Portfolio Manager	Kabir Goyal, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund gained 4.83% for the 12 months ended September 30, 2015. Over the same period, the Fund’s benchmark, the MSCI AC World Ex-U.S.A. Small Cap Index, declined -6.42%.

Over the past 12 months, the financial markets faced growing uncertainties. Central bank policy moves, especially those in the U.S. and China, weighed heavily on the markets. In the latter part of the period, investors were particularly concerned about the slowdown in China’s economy, China’s surprise devaluation of the yuan and the Volkswagen emission scandal. Our core and largest-weighted markets including Japan, the United Kingdom (U.K.) and Europe have been experiencing mixed macro developments, but we remain optimistic given the positive advances we have been seeing at a company level. We believe we have populated the Fund with high-quality long-duration growth companies that have the ability to grow over a full market cycle, despite any macroeconomic challenges they may face. Market weakness provided us with opportunities to strengthen positions in our highest-conviction stocks and upgrade the quality of our portfolio with new investments.

DETAILS OF THE YEAR

Japan contributed the most to the Fund’s performance over the past 12 months. Relative to the Index, the Fund was overweight in Japan and our holdings significantly outperformed. The extent of the economic recovery in Japan continues to be debatable, but the overall trend has been positive. The fundamental changes taking place across corporate Japan have resulted in an increased pool of interesting companies that fit our investment criteria. We believe our focus on companies with experienced, high-caliber leadership, innovative or proprietary products or platforms, and outstanding business models has the potential to continue to drive outperformance relative to the benchmark. Two of the Fund’s top 10 contributors to performance were from Japan — Ryohin Keikaku Co. Ltd., which sells knitwear, food and household items, and Nihon M&A Center, Inc., which provides merger and acquisition advisory services to small and medium-size enterprises.

In the U.K., solid domestic demand has been supported by economic data including inflation, employment and wage-growth numbers. There is concern that the strengthening currency could dampen economic activity, particularly for exporters. While a broad-based economic recovery is favorable for companies in general, we believe our holdings are market leaders in their respective categories and are capable of driving organic growth over the long term. For example, Domino’s Pizza Group plc, another of the Fund’s top contributors for the year, continues to grow organically through innovation and strong execution. The company is leveraging the Internet and technology to drive the customer proposition and efficiencies throughout the organization. This is resulting in strong same-store sales, margin expansion and cash generation.

Finally, in Europe, the economic recovery is becoming more entrenched. Growth across the eurozone has been improving, corporate earnings are rising and government debt ratios appear to have stabilized. The recovery has been driven not only by Germany and France, but also by peripheral countries like Spain, Italy and Portugal. Furthermore, with improving consumer sentiment and lower oil prices, household spending and retail sales have started to trend positively, which should further support the economic trajectory.

Germany was a top-contributing country within the Fund led by Patrizia Immobilien AG. Patrizia continues to transform itself from a pure residential property owner in Germany to a pan-European full-service real estate asset manager.

Detractors from performance were also broad-based across geographies and sectors. We sold companies that fell short of our expectations. Among them were several energy holdings. We have kept holdings that, in our opinion, are high-quality companies and leaders in their respective industries. We remain constructive on their prospects over the long term.

OUTLOOK

We are excited about the quality of the companies in the Fund and the opportunities we see for them. Many of our companies offer services that are in high demand that allow them to execute their strategies throughout any economic environment. Furthermore, we believe that improving economic conditions in Japan, Europe and the U.K. are providing a broader pool of investment candidates.

In Japan, we believe the fundamental corporate changes from governance and management perspectives will help drive long-term growth for our companies and increase shareholder value. In Europe, we are seeing a more cyclical recovery, but because the environment has been difficult for such a long period of time, particularly in the peripheral countries, the competitive landscape has improved and the high-quality companies we target have been reaping the benefits of their discipline and strong execution. Finally, in the U.K., the recovery is further along than in other developed regions. We are starting to see compelling opportunities in certain sectors, particularly industrials, which have been impacted by currency and exposure to emerging markets.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
International Growth	4.83%	9.13%	8.06%
MSCI AC World Ex-U.S.A. Small Cap Index	-6.42%	3.85%	5.13%
MSCI World Ex-U.S.A. Small Cap Index	-3.71%	5.74%	4.23%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are 1.46%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Patrizia Immobilien AG (Germany)	3.2%
Domino’s Pizza Group plc (United Kingdom)	2.9%
Domino’s Pizza Enterprises Ltd. (Australia)	2.8%
Nihon M&A Center, Inc. (Japan)	2.8%
Ai Holdings Corp. (Japan)	2.5%

Company	% of Net Assets
Rightmove plc (United Kingdom)	2.4%
SMS Co. Ltd. (Japan)	2.3%
Abcam plc (United Kingdom)	2.2%
CTS Eventim AG & Co KGaA (Germany)	2.0%
Medytox, Inc. (Korea)	2.0%

*	As of September 30, 2015, there were 83 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC (All Country) World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Laura Geritz and Jared Whatcott.

Laura Geritz, CFA Portfolio Manager	Jared Whatcott, CFA Associate Portfolio Manager	OVERVIEW The Wasatch International Opportunities Fund fell -1.44% for the 12-month period ended September 30, 2015. Over the same time period, the Fund’s benchmark, the MSCI AC

World Ex-U.S.A. Small Cap Index, lost -6.42%.

Late in the Fund’s fiscal year, just as concerns over Greece began to subside, and developed markets began to take comfort in improving economic data from Europe, China’s muddled handling of its currency and stock markets left global investors disconcerted about the country’s future prospects, its policy responses, and its impact on world economics. The U.S. Federal Reserve’s decision to leave interest rates unchanged, despite reasonably strong domestic economic indicators, further upset global markets and revived debate on the timing of U.S. rate increases. Emerging markets bore the brunt of these concerns, as global investors are estimated to have sold $19 billion worth of emerging-market equities in the third calendar quarter of 2015, the worst sell-off since 2008. As a result, developed-country stocks in the Index held up much better over the latest three-month period than emerging-market stocks, but lagged the more insulated frontier stocks.

DETAILS OF THE YEAR

Given recent increases to our company weights in Japan, the Fund ended the fiscal year with nearly half of its invested assets in developed markets, which is still well under the Index weight of over 78%. As we’ve continued to find and add what we consider to be high-quality, undiscovered micro-cap companies with strong market positions in less-traveled parts of the globe, the portion of the Fund invested in frontier markets has crept up to 10%. The remainder of the Fund is invested in strong, growing companies in the emerging world that we believe have the potential to outperform over time.

The biggest contributor from a country perspective was Japan. Our Japanese holdings significantly outperformed those in the Index. The latest trip to Japan by several members of the international team resulted in us increasing our exposure to Japan, including adding to some companies that we believe are high-quality innovators like Next Co. Ltd., a top online real estate company taking share in a resurgent Japanese market, and SMS Co Ltd., a website operator for senior-care recruitment that also has the potential to disrupt the enterprise resource planning (ERP) systems for nursing facilities in the country. This proved to be beneficial as both

Next and SMS made notable contributions to the Fund’s performance for the 12-month period.

Our decision to remain underweight in China turned out to be a plus. With stocks in Hong Kong and China in free-fall, we benefited from our smaller weight in a few select companies.

By the end of the period, the Fund had eliminated its holdings in Canada. Our lack of exposure to Canada contributed to relative performance. Canada was a weak-performing country within the benchmark, mainly due to the energy and materials sectors, where prices have been hit on concerns of lower demand from China coupled with excess supply.

Malaysia and Indonesia detracted significantly from the Fund’s performance. In Malaysia, the Fund’s overweight position was detrimental and we underperformed the Index in this country. In Indonesia, our stocks underperformed those in the Index and an overweight position hurt.

On a sector basis, the consumer-discretionary sector contributed the most to the Fund’s performance versus the Index. Besides Japanese company Next, which we already mentioned, we also saw strong performance from Poya Co. Ltd., an operator of department stores in Taiwan.

Industrials also contributed favorably to the Fund’s performance over the fiscal year. Electrical-equipment providers Amara Raja Batteries Ltd., a battery producer in India, and Voltronic Power Technology Corp., a Taiwanese power-product manufacturer, were two of the Fund’s top contributors.

The health-care sector detracted from the Fund’s performance — weighed down by Indonesian pharmaceutical company PT Kimia Farma Persero Tbk. Nevertheless, we are excited about the opportunities we see for our health-care holdings over the coming years.

Finally, the financials sector detracted the most from the Fund’s performance. Relative to the Index, the Fund’s performance in the sector was hurt by a substantially underweight position and the underperformance of our financial stocks.

OUTLOOK

From a valuation perspective, the Fund is now near the most attractive levels on a price-to-book and price-to-sales basis we’ve seen in the last three or four years. We are cognizant of equity valuations and expect to trim positions as prices rise and reduce our projected-return calculations. We also expect to add to positions when we see our favorite long-term holdings pull back.

While we can’t know what surprises the global markets have in store for us, we do have confidence that our investment process will continue to point us to companies that have the potential to thrive over time. We are optimistic about the positioning of the Fund, and excited about the great opportunities we have continued to uncover as we have traveled the globe in search of emerging World’s Best Growth Companies.

Thank you for the privilege of managing your money.

Current and future holdings are subject to risk.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
International Opportunities	-1.44%	7.98%	8.72%
MSCI AC World Ex-U.S.A. Small Cap Index	-6.42%	3.85%	5.13%
MSCI World Ex-U.S.A. Small Cap Index	-3.71%	5.74%	4.23%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are 2.41%. The Net Expenses are 2.25%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Next Co. Ltd. (Japan)	2.4%
Ikyu Corp. (Japan)	2.1%
Gurunavi, Inc. (Japan)	2.1%
Jalux, Inc. (Japan)	1.8%
Pepsi-Cola Products Philippines, Inc. (Philippines)	1.7%

Company	% of Net Assets
Doutor Nichires Holdings Co. Ltd. (Japan)	1.7%
Axial Retailing, Inc. (Japan)	1.6%
Voltronic Power Technology Corp. (Taiwan)	1.5%
Famous Brands Ltd. (South Africa)	1.5%
Wawel S.A. (Poland)	1.5%

*	As of September 30, 2015, there were 164 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC (All Country) World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch Large Cap Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Large Cap Value Fund — Investor Class lost -6.61% and lagged the -4.42% decline of the Russell 1000 Value Index for the 12 months ended September 30, 2015. The Fund’s holdings in the financials and energy sectors were among the biggest detractors from performance relative to the Index.

The U.S. Federal Reserve (Fed) has appeared poised to begin a tightening cycle for some time, as the economy continues to display modest growth, with improvements in key indicators in areas such as employment and housing. In addition, consumers have been supported by declining energy costs. However, wage gains have been well below levels of past recoveries, and market expectations for the timing of the first Fed rate hike have been consistently pushed back. Longer-term U.S. Treasury yields declined over the period.

Against a weakening global economic backdrop, most leading central banks overseas engaged in extraordinary efforts to stimulate growth. The period also saw elevated geopolitical and macroeconomic uncertainty, with the continued threat in Iraq and Syria from militant fundamentalists with territorial ambitions and ongoing strife in Ukraine. Markets were rattled in mid-2015 by the prospect of Greece leaving the European Union. The Greece crisis was replaced in headlines late in the period by China’s devaluation of the yuan, which sparked fears over the prospect of a global currency war and contributed to further financial market volatility.

DETAILS OF THE YEAR

The leading individual contributor to the Fund’s performance in the 12-month period was consumer electronics icon Apple, Inc. Apple shares benefited from new products and a successful iPhone update cycle. In addition, China has become a sizable and growing market for the company’s products. Apple continues to use its enormous cash reserves to support shareholder-friendly measures such as dividend increases and share buybacks. Within health care, medical device manufacturer Medtronic plc was a standout performer. Medtronic has a number of enormous, established business lines including pacemakers, spinal and cardiovascular implants, and insulin pumps. The company is at the forefront of researching and developing new therapies, and has benefited in recent quarters from increased utilization rates in the wake of the Affordable Care Act. Another significant contributor was real estate investment trust (REIT) EPR Properties. EPR holds entertainment- and leisure-related properties including theaters, casinos and golf courses, and has shown the ability to consistently identify attractive investment opportunities. Shares for EPR and other REITs benefited over the period as expectations eased with respect to the ultimate upward trajectory for interest rates.

The great majority of the Fund’s leading detractors for the period came from the energy sector, led by integrated oil and gas giants Chevron Corp. and Suncor Energy, Inc. One of the Fund’s standouts from last year, LyondellBasell Industries N.V. lagged badly in the most recent 12-month period. Lyondell is a petrochemical refiner and manufacturer of specialized plastics used in a wide range of products. Lyondell uses natural gas in its production process. Most of its competitors rely on oil-based manufacturing and benefited over the period from falling input costs. Eaton Corp. plc was another leading detractor, as industrial stocks were hampered by a slowing global growth outlook. Eaton is a provider of electrical and mechanical systems with substantial cyclical exposure to European markets. We view the stock as inexpensive at current levels and we added to the position on weakness. Eastman Chemical Co. is a commodity and specialty chemical company with a vast line of products used in a wide variety of industrial production processes, ranging from adhesives to plastics to paint additives. The company’s results are heavily tied to the overall global economic climate, and have suffered from softening demand outside the U.S., especially in China. The rise in the dollar has also weighed on the company’s results.

OUTLOOK

Developments around China and emerging markets more broadly have contributed to an investor preference for domestically oriented stocks. This has not been helpful to the Fund’s recent results, as we have seen better value and stronger balance sheets in companies with exposure to international markets.

There is a tremendous amount of stimulus in the global economic system, yet growth remains weak, contributing to the ongoing elevated levels of market volatility. If the overall commodities complex and in particular oil prices stabilize, we could see a recovery in market sentiment.

In the meantime, with the Fed likely on hold for a bit longer, cyclical stocks stand to benefit from reduced concern over higher interest rates, while the earnings outlook for lender-focused franchises within financials would be constrained. More broadly, stocks in aggregate are not inexpensive in view of lowered growth prospects, and we do not see a compelling case to heavily weight any particular segment of the market.

Against this backdrop, the Fund continues to display a higher quality profile than would likely be seen at the earlier stages of a market cycle, with a tilt toward companies featuring larger market capitalizations, higher profitability and stronger balance sheets. The broad emphasis on quality we are seeing in the Fund is an outcome of applying our value-based process, and we believe it has the Fund well-positioned for the longer term.

We thank you for your continued investment.

Current and future holdings are subject to risk.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Large Cap Value (FMIEX) — Investor	-6.61%	7.52%	5.47%
Large Cap Value (WILCX) — Institutional	-6.50%	7.62%	5.52%
Russell 1000® Value Index	-4.42%	12.29%	5.71%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Large Cap Value Fund are Investor Class  — Gross: 1.12%, Net: 1.10% / Institutional Class — Gross: 1.25%, Net: 0.98%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
General Electric Co.	4.9%
Johnson & Johnson	4.7%
Citigroup, Inc.	4.5%
JPMorgan Chase & Co.	4.3%
Wells Fargo & Co.	4.3%

Company	% of Net Assets
American International Group, Inc.	4.3%
Cisco Systems, Inc.	4.3%
Pfizer, Inc.	4.2%
Procter & Gamble Co. (The)	3.8%
Duke Energy Corp.	3.6%

*	As of September 30, 2015, there were 34 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indices.

WASATCH LONG/SHORT FUND (FMLSX / WILSX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch Long/Short Fund is managed by a team of Wasatch portfolio managers led by Michael Shinnick and Ralph Shive.

Michael Shinnick Lead Portfolio Manager	Ralph Shive, CFA Portfolio Manager	OVERVIEW The period saw the world’s leading central banks engage in extraordinary efforts to stimulate growth against the backdrop of a weakening global economy and heightened geopolitical risks.

The prospect of Greece leaving the European Union dominated headlines for much of the period, but was replaced in August by China’s efforts to maintain acceptable growth rates. China’s devaluation of the yuan sparked fears over the prospect of a global currency war breaking out among export-focused economies, leading to elevated financial market volatility. After stabilizing and gaining in the first half of 2015, oil prices resumed their declines in the wake of China’s concerns.

In the U.S., where the Federal Reserve has appeared poised to begin a tightening cycle, the economy continued to display modest growth, with improvements in key indicators in areas such as employment and housing. In addition, consumers continued to benefit from declining energy costs. However, wage gains have remained well below levels of past recoveries.

For the 12 months ended September 30, 2015, the Wasatch Long/Short Fund — Investor Class lost -19.33% and lagged the -0.61% return of the S&P 500 Index. The most significant detractor from the Fund’s performance relative to the Index was overweight exposure to cyclical areas of the market that suffered from the deteriorating global growth outlook, in particular energy-related issues. The short side of the Fund’s portfolio contributed positively to performance, as our short positions were down an average of -4.6%.

DETAILS OF THE YEAR

Leading contributors within the long portfolio included a pair of retailers, Target Corp. and Chico’s FAS, Inc. Within information technology, consumer-electronics icon Apple, Inc. and electronic-transaction processor Global Payments, Inc. provided positive contributions. Real estate investment trusts were one of the better performing areas of the market and Iron Mountain, Inc., Investors Real Estate Trust and American Campus Communities, Inc. all added to performance in the Fund’s long portfolio.

During the period, we moved aggressively to increase the short portfolio and we expect to continue to see more short opportunities as valuations are high in many areas of the market. Short positions that worked well for the Fund included computer-networking company Arista Networks, Inc., specialty grocery store chain Sprouts Farmers Market,

Inc., apparel retailer Men’s Wearhouse, Inc., and luxury-brand retailer Tiffany & Co.

On the downside, our two largest oil and gas exploration and production positions, Denbury Resources, Inc. and Bill Barrett Corp., were the leading detractors for the 12-month period. Both saw their shares suffer severely as oil prices dropped more than 50% during the year on both oversupply from OPEC and demand concerns stemming largely from slowing growth in China. We continue to believe that Denbury Resources, Bill Barrett, and Unit Corp., another leading detractor from the energy sector, have the financial wherewithal to navigate the downturn and generate strong cash flows until commodity prices recover. Outside of energy, significant detractors included low-cost retailing giant Wal-Mart Stores, Inc., semiconductor and mobile-technology company QUALCOMM, Inc., and computer-technology multinational Oracle Corp. We continue to hold these companies based on their below-market valuations and ability to generate steady cash flows to provide strong dividends and major share buyback programs.

With respect to recent changes in the Fund, we have eliminated a number of long positions with gains, including Apple, CNA Financial Corp., Ventas, Inc. and Plum Creek Timber Co., Inc. On the buy side, a significant new position was taken in Whole Foods Market, Inc. We believed the stock had fallen to an attractive valuation, not only on an absolute basis but also relative to its more highly levered peer Kroger Co., which we continue to hold in the short portfolio.

OUTLOOK

The macroeconomic backdrop has been much as we expected, featuring sluggish growth and very low interest rates supported by global quantitative easing. This has led us to maintain a preference for companies displaying high cash earnings yields and/or substantial tangible assets. While we retain our conviction in the soundness of this focus, the Fund’s performance has been disappointing in recent quarters for our shareholders and for us as managers.

While we understand and share this frustration, our disappointment has recently changed to excitement based on the observation that our energy-related stocks have been trading at multi-decade lows in relation to the overall market. As a result, we believe the potential is there for extraordinary returns on many of these issues once commodity prices return to more normal levels. Together, we believe our energy and deep value holdings are composed of attractive companies trading at historically low valuations. Finally, we expect to continue to see abundant opportunities to short stocks, and have moved aggressively to take advantage.

We remain confident that the Long/Short Fund is well-positioned to over time play a valuable role in our shareholders’ investment portfolios.

Thank you for your continued confidence and investment in the Fund.

Current and future holdings are subject to risk.

WASATCH LONG/SHORT FUND (FMLSX / WILSX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Long/Short (FMLSX) — Investor	-19.33%	2.78%	3.79%
Long/Short (WILSX) — Institutional	-19.19%	2.85%	3.82%
S&P 500® Index	-0.61%	13.34%	6.80%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.02%	0.06%	1.26%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Fund are — Investor Class: 1.53% / Institutional Class: 1.42%, Net: 1.42%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. Expenses include dividend expense on short sales and interest expense. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 12/13/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 12/13/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

The Fund makes short sales of securities, which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Iron Mountain, Inc.	5.0%
Wal-Mart Stores, Inc.	4.5%
Loews Corp.	4.4%
QUALCOMM, Inc.	4.4%
Oracle Corp.	4.0%

Company	% of Net Assets
Express Scripts Holding Co.	3.6%
Mosaic Co. (The)	3.5%
EMC Corp.	3.5%
Verizon Communications, Inc.	3.2%
Halliburton Co.	3.2%

*	As of September 30, 2015, there were 40 long and 17 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indices.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Dan Chace.

Dan Chace, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Fund gained 2.45% during the 12 months ended September 30, 2015. The Fund finished ahead of its benchmark, the Russell Microcap Index, which rose 1.65%. After lagging during the previous fiscal year, small-company stocks and micro caps outperformed the stocks of larger companies.

Both the Index and the Fund carried gains of approximately 17% into the final quarter of the fiscal year. At that time, we noted our concerns about overvaluation in the markets. “For equity markets, valuations remain elevated,” we wrote in our June 30, 2015 commentary. “Unlike the Internet bubble — when reasonably valued stocks unrelated to the bubble were relatively plentiful — today the overvaluation is more widespread.”

Over the following three months, those concerns came to the forefront of investors’ attention. Alongside a multi-year run in equities and lofty valuations, stocks corrected sharply. Though slowing economic growth in China had been hanging over the market for some time, China’s surprise devaluation of the yuan on August 11th rattled investors. The move sparked fears that China’s slowdown was worse than believed and raised doubts about the Chinese government’s ability and confidence to manage it. Micro-cap stocks sold off along with other risk assets, although both the Index and the Fund held on to enough of their earlier gains to finish in positive territory for the fiscal year.

Aside from China, conflicting signals from the U.S. Federal Reserve (Fed) provided an additional source of uncertainty. That the Fed will increase rates is widely expected. The timing of that increase and whether the economy is strong enough to withstand it is a question mark, however. While the U.S. economy has improved — with unemployment declining and the housing market doing better — corporate-profit growth has been slowing.

Looking past the macroeconomic issues and into the Fund, our bottom-up approach focuses on investing in companies that we believe can grow earnings over the next three to five years at a steady clip, regardless of what the macro environment looks like. We believe this approach is particularly timely given the uncertainty embedded in today’s global economy.

DETAILS OF THE YEAR

Our strongest contributor to performance for the year was Cempra, Inc., a clinical-stage pharmaceutical company developing antibiotics for the treatment of bacterial infectious diseases. Cempra’s share price rose on optimism surrounding its lead drug candidate, Solithromycin, which is currently in Phase 3 development for the treatment of community-acquired bacterial pneumonia. In addition, the U.S. Food and Drug Administration granted Fast Track designation to the drug, a positive sign.

Technology company Ellie Mae, Inc. was our second-largest contributor. The company provides on-demand software and services for the U.S. residential-mortgage industry. Ellie Mae’s strong operating performance in the depressed originations market of 2014 confirmed its position as the software provider of choice for mortgage lenders. The company’s rapidly expanding customer base has driven upward revisions in its revenue guidance for 2015.

Our greatest detractor from Fund performance for the year was online travel agency MakeMyTrip Ltd. Although aggressive discounting by a competitor has resulted in slowing sales growth and wider-than-expected losses for MakeMyTrip, it remains India’s leading online agency both in airline-ticket sales and hotel bookings. We believe the company’s margins will expand once competition abates, and we continue to own it in the Fund.

Oil prices weakened further during the fiscal year, impacting the bottom lines of crude producers. These included Comstock Resources, Inc. and Northern Oil and Gas, Inc., two other detractors from Fund performance. We liquidated the Fund’s position in Comstock early in the year because we expected its highly levered business model to face difficulties in an environment of low energy prices. Since then, the company’s stock price has declined significantly. Northern Oil and Gas, which we believed was better positioned to ride out crude’s steep drop, was sold later in the year when oil prices showed few signs of near-term recovery.

OUTLOOK

Looking forward, we don’t expect any immediate improvement in the global economic environment or the volatility in equities. Although we think moderate growth in both the U.S. economy and employment will persist, we are cognizant of the challenges emerging around the world.

One issue confronting investors has been the strength of the U.S. dollar and the exceptional weakness of some currencies, especially in emerging markets. The fear is that a debt crisis may emerge somewhere in the world, especially in countries and companies that have borrowed heavily in dollars. Continued weakness in commodities also appears to reflect expectations of slowing global growth. And expanding high-yield spreads suggest increased stress in the U.S. economy.

Consequently, we have been working to position the Fund toward stable growth companies that we believe are likely to be more insulated from macroeconomic headwinds. These include companies operating in growth markets, and companies with innovative products and services that have the potential to expand despite the uncertainty. We continue to screen for new ideas that fit these characteristics. As a result, the Fund’s portfolio turnover is likely to increase somewhat in the coming quarters.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap	2.45%	11.17%	5.06%
Russell Microcap® Index	1.65%	12.35%	4.88%
Russell 2000® Index	1.25%	11.73%	6.55%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 1.90%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
LGI Homes, Inc.	2.6%
Ultimate Software Group, Inc.	2.6%
Tyler Technologies, Inc.	2.5%
City Union Bank Ltd. (India)	2.2%
CareTrust REIT, Inc.	2.1%

Company	% of Net Assets
SPS Commerce, Inc.	2.1%
ICON plc (Ireland)	2.0%
Natco Pharma Ltd. (India)	1.9%
Ensign Group, Inc. (The)	1.9%
Installed Building Products, Inc.	1.9%

*	As of September 30, 2015, there were 90 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Value Fund gained 9.99% in the 12 months ended September 30, 2015. The Fund outperformed its benchmark, the Russell Microcap Index, which rose 1.65%. With respect to market environment and investor risk appetite, the Fund’s fiscal year broke down roughly into three phases: (1) the first quarter, (2) the two middle quarters, and (3) the final quarter.

During the first quarter, investors demonstrated a robust appetite for risk and drove the Index to a double-digit gain. The biotechnology component of the Index, which serves as a reasonable proxy for risk-taking, surged about 24%. The Fund lagged its benchmark during this period, as the higher-quality, less-speculative companies we seek to own in the Fund did not seem as exciting to investors.

Over the following two quarters, the environment for equities remained positive, but less aggressively so. The Index posted low-single-digit gains in each quarter, and the returns of its red-hot biotechnology component cooled to the mid-teens. As risk appetite moderated, the Fund began to outperform.

In the final quarter of the fiscal year, stocks fell as investors became risk-averse. Weak manufacturing data in China raised doubts about the health of the global economy and weighed on world equity markets. Conflicting signals from the U.S. Federal Reserve (Fed) on when it would start raising interest rates added to the uncertain environment. The Index suffered a double-digit loss for the three months, while its biotechnology stocks declined approximately -29% as a group. The Fund fell much less than the Index during this period, finishing substantially ahead of its benchmark for the full year.

We believe the Fund’s performance over the past 12 months is a direct reflection of our investment approach. When selecting investments for the Fund, we seek innovative micro-cap companies that can differentiate themselves from competitors and gain market share — even under difficult business conditions. At the same time, we generally seek to avoid commodity producers and cyclicals. As the year progressed, investor appetite for risk subsided and our greater focus on innovators and defensive growers increasingly benefited the Fund.

In addition, the Fund’s value mandate largely prevented us from owning the biotechnology stocks that added volatility to the Index. Over the fiscal year, biotechnology stocks represented about 11% of the Index, but less than 3% of the Fund. Nevertheless, our health-care stocks outgained the health-care positions in the Index and were the Fund’s greatest source of outperformance relative to its benchmark. The information-technology sector was another area in which the Fund outperformed significantly.

DETAILS OF THE YEAR

Our strongest contributor to Fund performance for the year was Nobilis Health Corp. In connection with its physician partners, Nobilis develops, owns and operates outpatient-surgery centers in the Dallas and Houston markets. The company began the fiscal year largely unnoticed by investors, with its shares listed only on the Toronto Stock Exchange. When Nobilis received its U.S. listing, however, analyst coverage increased and the company’s stock price rose. Solid operating results and the company’s attractive valuation relative to its peers also helped lift the stock.

Another health-care company, iRadimed Corp., was our second-best contributor. iRadimed makes non-magnetic intravenous (IV) equipment for use in magnetic-resonance imaging (MRI). The exit of its main competitor left iRadimed as the dominant player in the markets it serves. With the stock more than tripling in price during the fiscal year, we trimmed the Fund’s position.

Our greatest detractor from Fund performance for the year was MusclePharm Corp. The company sells sports-nutrition products in the U.S. and internationally. MusclePharm’s share price declined as the company reported wider-than-expected losses. When higher spending to support the company’s ambitious marketing initiatives further delayed its move to profitability, we sold the stock to seek better opportunities elsewhere.

Emerald Oil, Inc. and Comstock Resources, Inc. were our second- and third-largest detractors, respectively. Because small, leveraged energy companies such as these require high oil prices to remain profitable, both were hurt by steep declines in the price of crude. We sold the Fund’s holdings of both companies when it became apparent that OPEC had no immediate plans to address the global oversupply of oil. Since then, the stocks of both companies have declined significantly.

OUTLOOK

Given the high level of global economic uncertainty, we believe world stock markets are likely to remain volatile in the near term. With corporate-earnings growth slowing in the U.S. and equity valuations high by historical standards, we’ve been trimming holdings we consider most vulnerable to bouts of market weakness.

While much attention has been focused on China, recent manufacturing data in the U.S. has been soft as well. We believe sluggishness in both countries may reflect broader weakness in the global economy. The Fed’s reluctance to normalize interest rates is another reason for caution, in our view.

Europe appears to be a pocket of strength, and we continue to research companies there. To the extent that fresh economic weakness in the U.S. causes the greenback to depreciate, we believe emerging markets would stand to benefit from inflows of foreign capital. Meanwhile, we would view a further downturn in global equities as an opportunity to reinvest the Fund’s substantial cash position at more-attractive valuations.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap Value	9.99%	12.74%	9.52%
Russell Microcap® Index	1.65%	12.35%	4.88%
Russell 2000® Index	1.25%	11.73%	6.55%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 2.02%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Synergetics USA, Inc.	1.6%
LHC Group, Inc.	1.6%
Atlas Financial Holdings, Inc.	1.4%
Allegiant Travel Co.	1.4%
Marksans Pharma Ltd. (India)	1.3%

Company	% of Net Assets
LGI Homes, Inc.	1.3%
EPAM Systems, Inc.	1.3%
AVG Technologies N.V.	1.2%
Nobilis Health Corp. PIPE	1.2%
Kingstone Cos., Inc.	1.2%

*	As of September 30, 2015, there were 114 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by Jeff Cardon and JB Taylor.

Jeff Cardon, CFA Lead Portfolio Manager	JB Taylor Portfolio Manager	OVERVIEW The Wasatch Small Cap Growth Fund returned 0.39% for the 12 months ended September 30 2015, underperforming the Russell 2000 Growth Index, which returned

4.04%. The Russell 2000 Index returned 1.25%.

In the most recent quarter, markets saw a dramatic reversal of fortune after enjoying a long running string of success. Weak economic data from China stoked fears of a contagion affecting a fragile U.S. economy. Adding to the market woes was the sudden emergence of pharmaceutical pricing as a potential hot button in the upcoming election. This news had an immediate impact on the Russell 2000 Growth Index given its large biotech weighting and long string of outperformance from that industry. Both the Index and the biotech industry were down double digits in the quarter, but biotech stocks still delivered double-digit returns for the 12-month period.

The energy sector was, by far, the biggest detractor from performance for both the Fund and the Index over the past year. Unlike biotech, energy has suffered a prolonged period of underperformance, and it was down over 50% for the year. Energy represents a much smaller weight in the small cap indices and the Fund, but the magnitude of the decline was meaningful to performance.

With scientific knowledge exploding and technology increasingly changing the way we conduct business and interact with the world, it is not surprising that two of the best performing sectors for the Index and the Fund were health care and information technology. Stock selection in the industrials sector was strong, making it the largest contributor to the Fund’s performance relative to the Index.

DETAILS OF THE YEAR

IPC Healthcare, Inc. was a large contributor to performance over the past year. The stock gained over 40% on the announcement that the company would be acquired by Team Health Holdings, Inc.* for $1.6 billion in cash.

Transportation provided an interesting contrast in performance among its sub-industries. Trucking stocks in the Russell 2000 Growth Index were down -24% for the 12 months on worries of a weakening U.S. economy. Airline stocks, by contrast, were up 85% during the period. This radical divergence in price performance doesn’t make much sense to us, especially given the tailwind that lower fuel prices provided to both industries. Our view is that the trucking stocks are becoming even more interesting long run investments as the well run public trucking companies continue to gain share from the large number of small truckers. We own two transportation stocks among our top 10 holdings. Knight Transportation, Inc. is a trucking company that we believe is superbly run and has the potential to be one of the market share winners. Allegiant Travel Co. is an ultra-low cost airline taking market share from higher cost competitors. Knight Transportation was down -12% during the period while Allegiant Travel was up 78% and was the Fund’s biggest contributor to performance.

Two retailers were among our worst performers. Zumiez, Inc. and Mattress Firm Holding Corp. both wrestled with earnings weakness during the period. Zumiez is a specialty retailer of action sports apparel and equipment. The company experienced weak demand during the important back-to-school season, but we believe that Zumiez is an extremely well-run company that should grow earnings at a 15-plus% clip over the next five years. Mattress Firm is the leading specialty retailer of mattresses in the country and is taking share from furniture and department stores. The company cited weakness in the oil patch states as contributing to lower forward guidance, but our long-term thesis remains intact.

Two other retailers in the Fund, Monro Muffler Brake, Inc. and O’Reilly Automotive, Inc. were up significantly. Broadly speaking, both companies serve the automobile parts and service industry. This industry is far less cyclical than the typical retailer, and this stable demand profile was attractive to investors in a time of rising economic concerns.

The Fund’s international holdings performed similarly to our domestic holdings, with most of the weakness resulting from our energy-related holdings. On the positive side, German online pet supplies retailer zooplus AG and Indian bank HDFC Bank Ltd. were the largest international contributors to performance.

OUTLOOK

We believe the U.S economy remains stuck in a low-growth pattern. Our discussions with companies owned in the Fund suggest a U.S. economy that is decelerating but not in decline. Given the severity of the 2008 downturn, this has been a very disappointing recovery and suggests a stock market vulnerable to a growth shock or a significant rise in interest rates. Conversely, such a low growth backdrop can create opportunity for growth investors, as companies enjoying strong organic growth stand out in a low growth environment. The Fund’s companies have delivered consistent mid-teens sales growth to drive earnings. We believe this kind of sustainable organic growth has the potential to provide better long run returns versus larger companies, which have been far more dependent on short-lived sources of earnings growth such as cost cutting and stock repurchases.

Thank you for the opportunity to manage your assets.

*	As of September 30, 2015, the Wasatch Small Cap Growth Fund was not invested in Team Health Holdings, Inc.

Current and future holdings are subject to risk.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth	0.39%	11.20%	6.90%
Russell 2000® Growth Index	4.04%	13.26%	7.67%
Russell 2000® Index	1.25%	11.73%	6.55%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are 1.21%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Ultimate Software Group, Inc.	5.4%
Knight Transportation, Inc.	3.3%
Cornerstone OnDemand, Inc.	3.2%
Allegiant Travel Co.	2.8%
ICON plc (Ireland)	2.7%

Company	% of Net Assets
ExamWorks Group, Inc.	2.2%
Monro Muffler Brake, Inc.	2.1%
O’Reilly Automotive, Inc.	2.0%
Seattle Genetics, Inc.	1.9%
FleetMatics Group plc	1.9%

*	As of September 30, 2015, there were 101 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins Lead Portfolio Manager

OVERVIEW

Small-cap value stocks finished the 12-month period ended September 30, 2015 with a loss of -1.60%, as gauged by the Fund’s benchmark, the Russell 2000 Value Index. The Wasatch Small Cap Value Fund — Investor Class returned 2.99%, outperforming the benchmark by a wide margin. The Fund has also outpaced the benchmark in the three-, five- and 10-year periods.

We believe there are three important

reasons for this strong long-term track record. First, we have maintained our longstanding discipline of buying what we consider to be high-quality companies at value prices through our “Fallen Angels” strategy, which seeks to identify growth companies that temporarily fall into value territory due to short-term factors. This approach has helped us capture meaningful upside in a number of stocks over time, especially since we invested at valuations we saw as attractively low. Second, we have taken steps to concentrate the Fund by targeting a total number of holdings between 50 and 60 stocks. We believe this puts us in the best position to capitalize on the potential outperformance of our best ideas, as we have found that smaller positions usually have little impact on overall performance — either positively or negatively. Third, but not least, we have been very aggressive in selling positions when our investment thesis has proven incorrect. We believe these aspects of our approach have helped put the Fund in a strong position to capture opportunities within the small-cap asset class.

DETAILS OF THE YEAR

Consistent with our bottom-up approach, stock selection was the primary driver of the Fund’s outperformance of the Index over the past 12 months. Our results were particularly strong within two traditional growth sectors — information technology and consumer discretionary — which help illustrate the potential benefits of our emphasis on faster-growing companies within the value universe. In the consumer-discretionary sector, Skechers, Inc. delivered a substantial gain and was the leading contributor to the Fund’s performance. We started buying the stock four years ago when Skechers was struggling with inventory problems after its Shape-Ups product line went from boom to bust. The stock was deeply depressed at the time, but we saw the potential for the company to exit the down cycle and resume its growth with higher profit margins. This thesis has indeed come to fruition, and we have elected to hold a significant position, rather than selling, since the company’s results have continued to accelerate. Within information technology, our top performers included software company Ebix, Inc., business-services provider Cimpress N.V. (formerly known as Vistaprint) and outsourcing company EPAM Systems, Inc.

Outside of these two sectors, home health care company LHC Group, Inc. was a substantial contributor to the Fund’s results. The Fund had owned the stock in the past, and we decided to visit LHC Group’s headquarters in the autumn of 2014 as part of a routine trip to see other companies in the area. While there, we learned that LHC was just completing four years of heavy system and process implementations that had weighed on profits and growth. We reinitiated a position soon after our visit on the belief that these investments would soon pay off. The profits and growth we expected have indeed come through, as home health care is taking market share by reducing costs for consumers. We have added to our position as the company’s fundamentals have improved, and LHC Group is now among the largest investments in the Fund.

On the negative side, our positions in the energy sector detracted from the Fund’s results. Energy stocks came under broad-based pressure due to uncertainty about the direction of oil prices, weighing on our positions in Northern Oil and Gas, Inc., Comstock Resources, Inc. and Ultra Petroleum Corp. We sold all three stocks due to weak market outlooks and high debt levels.

In terms of portfolio activity, we maintained our longstanding approach of rotating into areas where we saw value and taking profits in stocks where risks were rising. This strategy led us to increase our weighting in the financials sector, which has long been our largest sector underweight versus the benchmark. We believe many regional banks are now in a stronger position to generate growth than they were just two to three years ago, yet this hasn’t been fully reflected in their valuations. We therefore began boosting the Fund’s weighting in this group during the latter half of the period, increasing our existing positions and adding new banks to the portfolio. At the same time as we raised the Fund’s weighting in financials, we sought to take profits in areas where we no longer saw as favorable of a risk/reward profile, such as energy and industrials.

OUTLOOK

We hold a fairly cautious outlook on the broader market, since recent events have raised some legitimate questions about the direction of global growth. We are therefore keeping a close eye on economic developments and the possible impact they may have on our current and prospective holdings. We believe our disciplined approach, together with our emphasis on companies with solid balance sheets, long-run revenue opportunities and healthy competitive positions, have the potential to continue to add value even if broader market conditions remain volatile in the months ahead.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	2.99%	13.73%	6.48%
Small Cap Value (WICVX) — Institutional	2.97%	13.84%	6.53%
Russell 2000® Value Index	-1.60%	10.17%	5.35%
Russell 2000® Index	1.25%	11.73%	6.55%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class  — 1.20% / Institutional Class — Gross: 1.44%, Net: 1.15%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Skechers U.S.A., Inc., Class A	3.6%
LHC Group, Inc.	3.5%
AVG Technologies N.V.	3.5%
Ensign Group, Inc. (The)	3.1%
Allegiant Travel Co.	3.0%

Company	% of Net Assets
CareTrust REIT, Inc.	2.8%
LGI Homes, Inc.	2.8%
Customers Bancorp, Inc.	2.7%
Nu Skin Enterprises, Inc. Class A	2.7%
Pinnacle Financial Partners, Inc.	2.7%

*	As of September 30, 2015, there were 57 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Lead Portfolio Manager

OVERVIEW

Over the past few years, I’ve often commented that the performance of the Wasatch Strategic Income Fund was too good to continue as we enjoyed a near uninterrupted run of positive results and, as of June 30, 2015, trailing three-year returns of over 15% annualized. Referring to the quarter ended June 30, I said, “While [the loss we experienced for the quarter] was disappointing, it wasn’t unexpected”. . . after a long string of positive results. Sadly, last quarter’s loss was a mere prelude to the final three months of the Fund’s fiscal year, which ended September 30, 2015, and may best be described as a disaster.

The last two quarters of the Fund’s fiscal year resulted in disappointing annual performance. The Fund’s -9.54% loss for the 12-month period caused it to fall short of the S&P 500’s -0.61% return (our stock benchmark) and the 2.94% gain of the Barclays Capital U.S. Aggregate Bond Index (our bond benchmark) for the year.

In over 40 years of managing money, I don’t think I’ve ever seen a quarter as bad as the last three-month period was for the Fund. While the Fund’s -11.55% loss was bad, I have seen quarters with greater losses. What made the last three months unprecedented was that almost every stock in the portfolio declined in price. Visa, Inc. was virtually alone as a stock that made a positive contribution to the Fund’s return.

DETAILS OF THE YEAR

Along with Visa, CVS Health Corp. was one of the bright spots for the year. Each company contributed 0.74 of a percentage point to the Fund’s overall return. We sold CVS, a pharmaceutical services provider, when we felt the stock had become overpriced compared to our estimate of fair value.

The most straightforward explanation for the Fund’s performance would be that most of our holdings suffered a business reversal during the year. However, that simply did not happen. We can identify a couple of our holdings that suffered genuine business reversals. For example, the prospects for shipping-container lessor TAL International Group, Inc. dimmed due to China weakness sparking fears of a decline in global trade. TAL’s 64% stock-price decline seems like an over-reaction to me, especially given that nearly all of TAL’s containers are on long-term leases. Nonetheless, the company’s stock decline was almost certainly due to weaker business prospects.

On the other hand, we can also identify several holdings that had positive business developments. For example, the business prospects for NorthStar Realty Finance Corp. actually brightened during the year as the company made progress toward spinning off its European holdings. However, NorthStar’s 23% stock-price decline over the past 12 months did not reflect this improvement.

Most companies in the Fund, as expected, had a year of business as usual.

One way to assess the evolution of our companies’ business prospects is to see what happened to analysts’ earnings estimates. As expected, some estimates fell, while others rose. This made no difference to the market, which marked down almost all of our stocks.

Another way is to examine our companies’ actions regarding dividends. If a company were facing business uncertainty, it would be unusual for it to increase its dividend. Yet, on average, our companies significantly increased their dividends.

Excessively high valuation could be one possible cause for the meltdowns in many of our stocks. If stocks are richly priced, it doesn’t take much to send them into a downward spiral. However, excessive valuation didn’t seem to be the problem. As of June 30, the Fund’s forward price-to-earnings ratio (P/E) was 12, well below the market’s P/E of 15.

I have pondered the question of what did actually happen at length and discussed it with peers. My conclusion is that over the past three months our dividend-oriented portfolio — heavy with financial stocks — acted as a canary in the coal mine for a potential recession. I believe that the unanticipated slowing in China further heightened fears of a potential recession.

OUTLOOK

Should we be worried? Perhaps. But given the solid operating performance of most of our holdings, I believe we should give more weight to what actually happened than to fears of what might happen.

Although I certainly don’t know what the future will bring, I can say that both the continued steady performance of the general economy and our companies is inconsistent with the dire forecast embedded in our results of the last three months.

To keep things in perspective, our three-year track record remains on or above target. As of September 30, 2015, the Fund’s three-year average annual return was 9.79%. It lies between the 12.40% return of our stock benchmark and the 1.71% return of our bond benchmark. This is right on our goal.

As a reminder, the bulk of my personal retirement savings are invested in the Wasatch Strategic Income Fund alongside of yours. The recent poor results have weighed on me personally as I’m sure they have on you. I will continue to be vigilant in overseeing our holdings and replacing more risky securities with those I believe are less risky. I don’t want to give back any more of the gains we’ve accumulated over the past three years.

I’m deeply appreciative that you’ve entrusted your hard-earned savings into my care. I will do all in my power to ensure that they have found a good home.

Current and future holdings are subject to risk.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Strategic Income	-9.54%	11.56%	6.26%
S&P 500® Index	-0.61%	13.34%	6.53%
Barclays Capital U.S. Aggregate Bond Index	2.94%	3.10%	4.74%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 1.02%. The Net Expenses are 1.01%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund has a concentration in the financials sector. Investing in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. The financials sector can be significantly affected by various market factors, which are described in more detail in the prospectus.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
MFA Financial, Inc.	4.6%
NorthStar Realty Finance Corp.	4.2%
Blackstone Group L.P.	3.9%
Medallion Financial Corp.	3.8%
CBS Corp., Class B	3.8%

Company	% of Net Assets
KKR & Co. L.P.	3.8%
Suncor Energy, Inc. (Canada)	3.7%
Starwood Property Trust, Inc.	3.7%
Magellan Midstream Partners L.P.	3.4%
Nu Skin Enterprises, Inc. Class A	3.2%

*	As of September 30, 2015, there were 39 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: February 1, 2006. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. You cannot invest directly in these or any indices.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

Low interest rates, benign inflation and an improving U.S. economy provided a favorable environment for equities for most of the Fund’s fiscal year, which ended September 30, 2015. For the 12-month period, the Wasatch Ultra Growth Fund gained 4.02%. The Fund performed in line with its benchmark, the Russell 2000 Growth Index, which rose 4.04%.

Although the large-cap averages

finished slightly down for the year, small-cap stocks eked out gains. Given the slow pace of economic expansion, investors likely viewed small companies as the only attractive source of earnings growth. In addition, small companies tend to be more focused on domestic markets and may have been perceived as somewhat insulated from international events and less sensitive to currency fluctuations.

These perceptions were tested during the latter part of the year when weak economic data from China raised doubts about the health of the global economy. China’s surprise move in August to devalue its currency seemed to be the tipping point that unnerved investors. Small-cap stocks sold off along with the rest of the market, but the major small-cap averages — as well as the
Fund — held on to enough of their earlier gains to finish the year in the plus column.

Stocks of health-care and information-technology companies benefiting from growth and innovation have driven the Index for several years. Health-care companies have developed new treatments with improved outcomes at lower cost. Information-technology companies have been helping their customers do things “better, faster and cheaper”. While health care and information technology continue to represent a substantial part of our opportunity set, we’ve also added a number of consumer companies that we believe offer attractive long-term prospects.

We generally seek consumer companies that either benefit from using the Internet themselves, or sell products that are not economical to distribute via e-commerce. In what proved to be a volatile year for equities, we were pleased that our consumer-discretionary stocks were the Fund’s top-performing group. We attribute their strong gains to the in-depth analysis and deep due-diligence of the Wasatch investment team.

DETAILS OF THE YEAR

Our strongest contributor to performance for the year was Cempra, Inc., a clinical-stage pharmaceutical company developing antibiotics for the treatment of bacterial infectious diseases. We locked in profits when Cempra’s share price rose on optimism surrounding its lead drug candidate, Solithromycin, which is in Phase 3 development for the treatment of community-acquired bacterial pneumonia.

FleetMatics Group Ltd. was our second-best contributor. The company offers solutions to help service and distribution industries manage commercial vehicle fleets and improve the productivity of their mobile workforces. FleetMatics has been benefiting from better-than-expected earnings driven in part by new products it was able to introduce with minimal disruption of its business.

Our greatest detractor from Fund performance for the year was online travel agency MakeMyTrip Ltd. Although aggressive discounting by a competitor resulted in slowing sales growth and wider-than-expected losses, MakeMyTrip remains India’s leading online travel agency both in airline-ticket sales and hotel bookings. We believe the company’s margins will expand once competition abates, and we continue to own it in the Fund.

Application-software provider Amber Road, Inc. was our second-greatest detractor. The company provides global trade management (GTM) solutions in the U.S. and internationally. Amber Road’s shares tumbled after it lost a large customer that had the scale to bring its GTM services in-house. When the company was unable to replace the lost business and continued to execute poorly, we sold the stock to seek better opportunities elsewhere.

OUTLOOK

We expect volatility in world financial markets to continue. Absent other developments, investors are likely to remain focused on China and the Federal Reserve for direction. Though this year’s moves in Chinese equities have been exaggerated in relation to the fundamentals, limitations in the government’s ability to control China’s economy and stock market are becoming apparent.

With the Federal Reserve delaying a much-anticipated interest-rate hike, U.S. monetary policy is still a source of uncertainty. Although equity investors typically regard interest-rate hikes negatively, current thinking appears to have shifted toward viewing the Fed’s hesitation as reflecting fragility in the U.S. and global economies. Whether investors would actually welcome an increase in rates remains to be seen.

While we are aware of the macro environment, we believe the key long-term driver of markets and stock prices is earnings growth and we are focusing our attention here. We are striving to create and maintain a portfolio of companies that have the characteristics to capture market share. We expect several major investment trends to persist and present opportunities for bottom-up stock picking.

First, we think recent increases to the minimum wage will reinforce demand for technologies to replace human capital. Second, we anticipate a continued favorable environment for medical-device, pharmaceutical and biotechnology companies whose products enable health-care providers to bring down costs with better outcomes for patients. Third, we believe the stocks of innovative companies using disruptive technologies to take market share from competitors have the potential to perform well over time.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	4.02%	10.16%	5.01%
Russell 2000® Growth Index	4.04%	13.26%	7.67%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.49%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
FleetMatics Group plc	3.1%
Greenspring Global Partners II-B, L.P.	3.0%
LGI Homes, Inc.	2.6%
Ultimate Software Group, Inc.	2.6%
Cornerstone OnDemand, Inc.	2.6%

Company	% of Net Assets
Balchem Corp.	2.5%
AtriCure, Inc.	2.4%
Seattle Genetics, Inc.	2.3%
Proto Labs, Inc.	2.0%
SPS Commerce, Inc.	2.0%

*	As of September 30, 2015, there were 93 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH WORLD INNOVATORS FUND (WAGTX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

The Wasatch World Innovators Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart and Josh Stewart.

Samuel S. Stewart, Jr. PhD, CFA Lead Portfolio Manager	Josh Stewart Portfolio Manager	OVERVIEW The Wasatch World Innovators Fund returned 0.32% for the fiscal year ended September 30, 2015 and outperformed the -6.21% loss of the MSCI All Country World Investable Market Index. Global

equity markets moved from relative stability during most of the Fund’s fiscal year to broad-based volatility and ultimately a moderate sell-off late in the year.

We think the high valuations of many global assets are the root causes for stalling equity prices. High valuations make investors jittery and magnify every little piece of information that emanates from the U.S. Federal Reserve, China or whatever the headline du jour might be. The good news about flat and down market periods is that as long as companies execute their strategies and grow profits, then these periods mean better prices for investors.

DETAILS OF THE YEAR

In the Fund, we’ve seen dramatic improvements in the prices we’re paying for our companies. Not only has our weighted-average price-to-earnings (P/E) multiple dropped from about 27 times trailing earnings the previous year to 21 times, but that more-recent figure puts us below the benchmark’s P/E of 22 times — which is the first time we’ve had a below-benchmark P/E since we implemented the World Innovators strategy. Unfortunately, some of the P/E improvements have come from falling share prices. But we’ve also rotated into some less-expensive stocks as we’ve been on red alert since about mid-2014 when international markets first started hinting at danger and investor sentiment began moving toward “risk-off” defensive behavior.

Additions to the Fund and weighting changes in existing investments have favored companies that reflect classic quality characteristics — strong returns on investment, positive free cash flow and net-cash balance sheets. We continue to execute our strategy of investing in innovative companies taking market share. But recently when given the option between a rapid sales grower relying on external funding and a moderate grower chipping away market share one customer at a time funded with internal cash flow, we’ve favored the latter. As a result, we’re glad to report that along with better valuations, we’ve maintained or improved upon our quality metrics.

At the company level, long-term holding Abcam plc (United Kingdom) was the Fund’s top contributor to performance for the fiscal year. The stock continued to rise and recover from its sell-off the previous year. Abcam is like the

Amazon.com* for antibodies and other consumables used by life-science research labs around the world. Abcam has consistently grown sales at double-digit rates. In 2014, however, after a year of British pound strengthening, the company — which is based in Cambridge, England — reported the first single-digit annual sales growth in its history, mostly due to currency-translation effects. As other investors sold on disappointment over growth that was down from double digits, we rightly chose to add to our position, focusing on the business quality and potential to gain market share over the long run.

Another strong contributor to performance for the year was MarketAxess Holdings, Inc., a longstanding financial position in the Fund. MarketAxess enables computerized, networked trading. Until recently, financial instruments were traded via auctions, either on the floor of an exchange or, less formally, over the phone. MarketAxess has established a centralized system to modernize trading and permit the electronic submission of trades. While we continue to be impressed with the company, we exited our position on valuation concerns.

Foremost among our mistakes for the fiscal year were our investments in Ocwen Financial Corp. and its sister company Altisource Portfolio Solutions S.A. Ocwen grew dramatically in the wake of the 2007–2009 mortgage crisis by buying mortgage-servicing rights from banks that wanted to exit the servicing business. Eventually, Ocwen became the largest servicer of subprime mortgages in the U.S. And for homeowners unable or unwilling to make mortgage payments, Ocwen would outsource to Altisource much of the work required to deal with the situations. The stocks of both companies declined on charges of improprieties related to refinancings and widespread conflicts of interest. We sold the stocks when it appeared to us that the companies were not likely to resolve their challenges anytime soon.

Another poor performer for year was Kroton Educacional S.A., the largest private for-profit school operator in Brazil. The company made progress integrating the recently acquired second-largest player Anhanguera Educacional. But Brazil’s well-reported economic problems overwhelmed Kroton’s integration progress as investors became concerned about reductions in government support for education.

OUTLOOK

As always, we remain aware of macro themes that cause swings in investor sentiment. But above all, we spend our time focused on uncovering what we believe are the best companies — big and small — from around the world. And we invest the Fund’s assets in the ones we think the market has temporarily underpriced. We’re extremely pleased both as managers and shareholders that our strategy has delivered on Wasatch’s long-term goal to outperform in tough markets.

Finally, thank you for the opportunity you’ve given us to manage your savings, which we’ll do our best to protect and grow.

*	As of September 30, 2015, the Wasatch World Innovators Fund held 1.3% of its net assets in Amazon.com, Inc.

Current and future holdings are subject to risk.

WASATCH WORLD INNOVATORS FUND (WAGTX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
World Innovators	0.32%	11.81%	7.91%
MSCI AC World IMI	-6.21%	6.99%	4.84%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch World Innovators Fund are 1.74%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Mekonomen AB (Sweden)	3.8%
Abcam plc (United Kingdom)	3.2%
Discover Financial Services	3.1%
Cognizant Technology Solutions Corp., Class A	3.1%
Capital One Financial Corp.	2.9%

Company	% of Net Assets
Advanced Medical Solutions Group plc (United Kingdom)	2.8%
Take-Two Interactive Software, Inc.	2.8%
Activision Blizzard, Inc.	2.8%
DiaSorin S.p.A. (Italy)	2.3%
World Fuel Services Corp.	2.2%

*	As of September 30, 2015, there were 82 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC World IMI (All Country World Investable Market Index) is designed to measure the equity market performance of large, mid and small cap securities across developed and emerging markets throughout the world. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

Paul Gifford, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch-1st Source Income Fund returned 1.87% for the year ended September 30, 2015. During this time, the Barclays Capital U.S. Government/Credit Bond Index returned 2.68%. Longer-term U.S. Treasuries continued their excellent performance in 2015 as the yield on the 10-year Treasury note declined 0.45 of a percentage point and the yield on the 30-year Treasury bond declined 0.34 of a percentage point. In 2015, the Federal Reserve (Fed) met every six weeks to decide whether to maintain or raise the federal funds target rate (target rate), which added volatility and resulted in a yield on the two-year U.S. Treasury note that ended the 12-month period higher by 0.06 of a percentage point.

DETAILS OF THE YEAR

Meetings of the Fed and the Federal Open Market Committee (FOMC) controlled the direction of the bond markets for what felt like the third consecutive year. Every meeting was drafted as the most important Fed meeting to date and every meeting came back with no change in the 0% to 0.25% target rate, a range it has been in since December 2008.

Central banks around the globe continued to push easy monetary policy. The Fed ended its third round of quantitative easing in October 2014 after buying more than $3.5 trillion in U.S. Treasuries and agency mortgage-backed securities (MBS) since 2009. Still, the Fed plans to remain “broadly accommodative” by reinvesting proceeds from Treasury securities that have matured and prepayments from agency mortgage-backed securities. The European Central Bank (ECB) began a bond-buying program in March 2015 with similar intent to drive investors into riskier assets by keeping bond yields low for an extended period of time and with the additional goal of driving up inflation.

The year 2015 will be known as a year of negative bond yields as illustrated by the target rates and government bonds that fell below zero percent over the past 12 months. The ECB’s target rate of 0.05% has been maintained there since September 2014 and with the bond-buying program it has driven France’s 5-year bond to a yield as low as -0.023%, Germany’s 7-year bond to a yield of -0.097% and the Netherlands 5-year bond to a yield of -0.008%. The target rate of Japan’s central bank was between 0% and 0.10% and Japan’s 5-year bond reached a negative yield of -0.003%. Sweden’s central bank had a target rate of -0.35% and its 5-year bond dropped to -0.081%. The target rate in Switzerland is -0.75% and its 10-year bond yield was as low as -0.299%. Yields have risen from these levels, but continued to remain among the lowest of all major sovereign nations.

In the latter part of the 12-month period, investors fled emerging-market bonds as China devalued its currency and its growth outlook weakened. U.S. Treasury yields declined and the Fed pointed to emerging markets as a reason for the hesitant decision to keep rates in the 0% to 0.25% range. The International Monetary Fund recommended throughout the year that central banks around the developed world, specifically the Fed, refrain from increasing their benchmark interest rate as this would likely increase corporate failures in emerging economies.

OUTLOOK

We believe the Fed needs to provide a methodical plan for raising rates. Given the stable and growing domestic economy, we think the Fed should move away from its zero-interest rate policy (even if that means a 0.125% increase to a target rate of 0.25%). We also think the first rate increase should take place between December 2015 and March 2016.

For the Fund, we will continue to focus on three major areas of the fixed-income market, but we will add to other fixed-income areas where we believe we can pick up yield, add diversification, and improve the Fund’s long-term return potential.

U.S. Treasuries and government agency bonds have been at the core of the Fund as they have provided price stability and liquidity. These securities provide the Fund with the highest credit quality at Aaa/AA+ by Moody’s and S&P. We have used callable agency bonds to pick up additional yield relative to their benchmark Treasury maturity or more importantly to their benchmark bullet agency maturity. As of September 30, 2015, 22% of the Fund was allocated to these securities — a notable year-over-year decline as we have found other fixed-income segments more attractive.

The Fund’s largest exposure was to corporate bonds, which ended the year at 46% of total assets. This was a slight increase over last year, largely due to increased allocation to strong BBB credits. We believe that in this modestly growing economy, lower-rated investment-grade bonds should be an outperforming part of the corporate bond sector. With a 12% allocation, the Fund is underweight in BBB credits relative to the benchmark’s 14.6% weight, but we expect to increase the Fund’s weighting in that segment as opportunities arise. The average credit rating on our corporate bonds is A2/A.

Agency mortgage-backed securities are the Fund’s third-largest fixed-income sector and ended the fiscal year at around 18% of the Fund — down slightly from the previous year. We like the additional government-guaranteed yield that this sector provides, but are being defensive by owning MBS with a high weighted-average coupon.

We expect to continue to utilize taxable municipals, commercial MBS, agency-backed securities, and preferred stocks to provide yield and diversification for the Fund.

Thank you for entrusting us to manage your assets.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Income	1.87%	1.56%	3.21%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	2.68%	2.42%	4.17%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.71%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”). See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 FIXED INCOME HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.625%	8/15/19	4.1%
U.S. Treasury Note, 3.250%	12/31/16	3.0%
Federal Home Loan Bank, Series 0000, 1.750%	11/8/22	1.8%
Federal Farm Credit Banks, 2.290%	4/14/22	1.8%
U.S. Treasury Note, 3.625%	2/15/20	1.5%
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%	9/20/19	1.5%

Holding	Maturity Date	% of Net Assets
Federal National Mortgage Assoc., Series AL2525, 3.500%	6/1/32	1.5%
Federal Home Loan Mortgage Corp., 2.500%	5/27/16	1.4%
BB&T Corp., MTN, 2.150%	3/22/17	1.4%
Federal Farm Credit Banks, 1.970%	4/21/21	1.4%

*	As of September 30, 2015, there were 146 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH**

**	Excludes options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index considered representative of the performance of government and corporate bonds with maturities of less than 10 years. You cannot invest directly in this or any index.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	SEPTEMBER 30, 2015 (UNAUDITED)

Van Hoisington Lead Portfolio Manager

OVERVIEW

A sharp slowdown in economic activity and continuing signs of global turmoil led to a solid rally in the long end of the U.S. Treasury bond market over the summer quarter. Wage growth eased as employment gains slowed substantially. In addition, commodity prices fell and inflationary pressures lessened in the face of tepid demand growth. The 30-year Treasury bond yield closed the 12-month period ended September 30, 2015 at 2.85%, down from 3.12% on June 30, 2015. On September 30, 2014, the long Treasury yield stood at 3.20%.

For the Wasatch-Hoisington U.S. Treasury Fund’s fiscal year ended September 30, 2015, the Fund returned 10.09% compared to a return of 2.94% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index.

DETAILS OF THE YEAR

The Atlanta Federal Reserve Bank’s tracking model, in early October, indicates that real gross domestic product (GDP) grew at slightly less than a 1% annual rate in the third calendar quarter of 2015, compared to the final official estimate of 3.9% for the second quarter. Although third-quarter numbers will undergo many more revisions, a pattern of weakness is apparent in a variety of different developments. In the September meeting, the Federal Open Market Committee (FOMC) lowered its nominal and inflation projections for 2015, 2016 and 2017. At the end of 2014, the FOMC was expecting nominal GDP to grow by 4.1% for the 2015 calendar year. With almost nine months of actual data, the Fed estimates the figure will be 2.5%. In 2014, the actual growth in nominal GDP was 3.9%, down from 4.1% in 2013.

As the Fund’s fiscal year was ending, faltering in the labor markets was quite pronounced. Nonfarm payroll jobs increased by an average 167,000 per month in the third calendar quarter, down from an average monthly gain of 213,000 in the first half of 2015. For the first nine months of 2015, the average monthly job gain was 198,000, or 62,000 per month less than in 2014. A new cycle low in the unemployment rate has little meaning since the labor force participation rate is at a four-decade low.

Growth in the high-value-added industrial sector fell 1.1% over the first eight months of 2015, with the non-automotive sector contracting 1.5%. Even though September production had not been reported as this commentary was being written, complete results are likely to worsen as manufacturing and mining job losses in the final two months of the third quarter offset construction gains that moderated significantly in recent months.

OUTLOOK

The domestic and global economies continue to be hampered by the serious structural impediment to growth emanating from extreme over-indebtedness. Estimates indicate that public and private debt is presently $60 trillion greater than in 2008. Over this same time, global GDP gained only $12 trillion. Public and private debt relative to GDP is above the deleterious impact range of 250% to 275% in the United States, China, the eurozone, the United Kingdom, Canada, Australia and Japan.

Important cyclical U.S. indicators now also signal softer growth. Cumulative inventory investment in the past six months reached the highest level in 17 years. The highly prescient real after-tax corporate profits fell 1.6% over the past eight quarters. Such a drop has regularly presaged severe slumps in economic activity and often recessions since 1948. Both top-line and core durable goods indicators fell sharply over the past 12 months, which along with poorer profits, point to a decline in capital spending. Although consumer spending has remained firm thus far in 2015, increasing consumer borrowing rather than better income was the sustaining factor. The household saving rate recently dropped to 4.6%, a level at or below that of the economy when it entered the last two recessions as well as the Great Depression in 1929. The trade sector, reflecting poor business conditions in major foreign trading partners and a strong dollar, has pared U.S. growth this year. Given the long lags involved, the highly potent foreign trade multiplier could remain negative for another two years. Although petroleum-drilling activity has fallen sharply, production of oil and gas continued to increase until recently. Thus, the main production declines in this sector lie ahead.

The weakness in top-line growth evident thus far in 2015 is likely to persist. Both the growth in real GDP and the rate of increase in the major price indices are likely to be slower than in 2014 and support a downward trend in long-term Treasury bond yields. Long-term government bond yields in the United States remain higher than in Europe and Japan.

On an annual basis, the 30-year Treasury bond yield has moved in the same direction as the inflation rate almost 80% of the time. At the close of the Fund’s fiscal year, the bond yield was slightly higher than on December 31, 2014. Thus, value-oriented and patient investors who are prepared for the volatility inherent in the long end of the Treasury bond market are presented with an opportunity to add to their positions in this market as new funds become available.

Thank you for the opportunity to manage your assets.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	10.09%	7.03%	7.59%
Barclays Capital U.S. Aggregate Bond Index	2.94%	3.10%	4.64%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2015 prospectus, the Total Annual Fund Operating Expenses for the
Wasatch-Hoisington U.S. Treasury Fund are 0.70%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP U.S. TREASURY HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 2.500%	2/15/45	39.0%
U.S. Treasury Bond, 2.875%	8/15/45	13.7%
U.S. Treasury Bond, 2.875%	5/15/43	13.5%
U.S. Treasury Bond, 3.125%	8/15/44	12.4%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	5/15/44	9.9%
U.S. Treasury Bond, 3.750%	11/15/43	6.5%
U.S. Treasury Bond, 3.125%	2/15/42	2.6%
U.S. Treasury Bond, 2.750%	11/15/42	0.6%

*	As of September 30, 2015, there were 8 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS — Definitions of Financial Terms	SEPTEMBER 30, 2015 (UNAUDITED)

The Patient Protection and Affordable Care Act (PPACA), commonly called the Affordable Care Act (ACA) or “ObamaCare,” is a United States federal statute signed into law by President Barack Obama on March 23, 2010.

An asset-backed security is backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities. For investors, asset-backed securities are an alternative to investing in corporate debt.

A bullet bond is a debt instrument whose entire face value is paid at once on the maturity date. Bullet bonds are non-callable. Bullet bonds cannot be redeemed early by an issuer, so they pay a relatively low rate of interest because of the issuer’s exposure to interest-rate risk. Both corporations and governments issue bullet bonds. Bullet bonds come in a variety of maturities, from short- to long-term.

A Consumer Price Index (CPI) is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food, and transportation.

A corporate bond is a debt security issued by a corporation for the purpose of raising money to expand its business.

A credit rating is an assessment of the credit worthiness of individuals and corporations. It is based upon the history of borrowing and repayment, as well as the availability of assets and extent of liabilities. Ratings are issued by S&P or Moody’s and typically range from AAA (highest) to D (lowest). The credit quality of the investments in a Fund’s portfolio does not apply to the safety or stability of the Fund. Ratings and portfolio credit quality may change over time. Unrated securities do not necessarily indicate low quality. The Funds themselves have not been rated by an independent rating agency. For information on the rating agency’s methodology visit: http://www.standardandpoors.com/home/en/us and http://www.moodys.com.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Earnings-per-share or EPS is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth rates help investors identify companies that are increasing or decreasing in profitability.

The Federal Funds Target Rate (also known as the Fed Funds Target Rate) is set by a committee within the Federal Reserve system called The Federal Open Market Committee (FOMC). The FOMC usually meets every six weeks, and it is at these meetings that the FOMC votes on whether or not to make changes to the Federal Funds Target Rate.

The Federal Open Market Committee (FOMC), a compo-nent of the Federal Reserve system, is charged under United States law with overseeing the nation’s open market operations. Open market operations are the means of imple-menting monetary policy by which a central bank controls the short term interest rate and the supply of base money in an economy, and thus indirectly the total money supply.

Government agency bonds are debt securities issued by a U.S. government-sponsored agency.

The Great Recession was the steep decline in economic activity during the late 2000s, which is generally considered the largest downturn since the Great Depression. The term “Great Recession” applies to the U.S. recession, which officially lasted from December 2007 to June 2009, and the ensuing global recession in 2009. The economic slump began when the bubble in the U.S. housing market burst and large amounts of mortgage-backed securities and derivatives lost significant value.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

The high-yield spread is the percentage difference in current yields of various classes of high-yield bonds (often junk bonds) compared against investment-grade corporate bonds, Treasury bonds or another benchmark bond measure.

An initial public offering (IPO) is a company’s first sale of stock to the public.

The International Monetary Fund (IMF) is an international organization established in 1945 that aims to promote international trade and monetary cooperation, and stabilization of the world’s currencies. The IMF maintains a monetary pool from which member nations can draw in order to correct a deficit in their balance of payments. It is a specialized agency of the United Nations.

Mortgage-backed securities are debt issues backed by a pool of mortgages. Investors receive payments from the interest and principal payments made on the underlying mortgages. Agency mortgage-backed securities are issued by government-sponsored enterprises such as Ginnie Mae, Fannie Mae or Freddie Mac. Commercial mortgage-backed securities are mortgages backed by commercial rather than residential real estate.

OPEC is an acronym for the Organization of Petroleum Exporting Countries. OPEC was founded in 1960. It is a collective of countries that export large amounts of petroleum and was formed to establish oil-exporting policies and set prices.

The price-to-book ratio is used to compare a company’s book value to its current market price.

The price-to-earnings (P/E) multiple, also known as the P/E ratio, is the price of a stock divided by its earnings per share.

The price-to-sales ratio is a stock’s capitalization divided by the company’s sales over the trailing 12 months. The value is the same whether the calculation is done for the whole company or on a per-share basis.

Quantitative easing is a government monetary policy used to increase the money supply by buying government

WASATCH FUNDS MANAGEMENT DISCUSSIONS —Definitions of Financial Terms (continued)	SEPTEMBER 30, 2015 (UNAUDITED)

securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Return on assets (ROA) measures a company’s profitability by showing how many dollars of earnings a company derives from each dollar of assets it controls.

Return on capital is a measure of how effectively a company uses the money, owned or borrowed, that has been invested in its operations.

“Risk-off” is when investors become more cautious and take money out of the market, not being willing to risk it, thus risk off.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance.

The Toronto Stock Exchange (TSX) is the largest stock exchange in Canada. The exchange was established in 1852 and formally incorporated in 1878. The exchange is located on Bay Street in Toronto and is owned and operated by the TMX Group.

The Trans-Pacific Partnership agreement is a free trade agreement currently being negotiated by nine countries: The United States, Australia, Brunei Darussalam, Chile, Malaysia, New Zealand, Peru, Singapore and Vietnam.

Valuation is the process of determining the current worth of an asset or company.

The weighted average coupon (WAC) is the weighted-average gross interest rates of the pool of mortgages that underlie a mortgage-backed security (MBS) at the time the securities were issued. A mortgage-backed security’s current WAC can differ from its original WAC as the underlying mortgages pay down at different speeds. In the weighted-average calculation, the principal balance of each underlying mortgage is used as the weighting factor.

World’s Best Growth Companies are defined by Wasatch as companies that we believe possess an identifiable, sustain-

able competitive advantage, are well managed, underfollowed, undervalued and are producing above average earnings growth relative to their industry and country of origin.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Pertaining to the use of Russell information. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Wasatch Advisors, Inc. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Wasatch Advisors, Inc.’s presentation thereof.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended September 30, 2015.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended September 30, 2015. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expe-nses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Long/Short Fund —  Investor Class and the Income Fund have no contractual limitation on expenses.

SEPTEMBER 30, 2015 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2015	End of Period September 30, 2015
Core Growth Fund — Investor Class
Actual	$1,000.00	$940.80	$5.69	1.17%
Hypothetical (5% before expenses)	$1,000.00	$1,019.20	$5.92	1.17%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$940.90	$5.45	1.12%
Hypothetical (5% before expenses)	$1,000.00	$1,019.45	$5.67	1.12%
Emerging India Fund
Actual	$1,000.00	$984.00	$9.70	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$823.50	$7.77	1.70%
Hypothetical (5% before expenses)	$1,000.00	$1,016.55	$8.59	1.70%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$823.70	$6.90	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.50	$7.64	1.51%
Emerging Markets Small Cap Fund
Actual	$1,000.00	$891.80	$9.25	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Frontier Emerging Small Countries Fund
Actual	$1,000.00	$935.80	$10.97	2.26%
Hypothetical (5% before expenses)	$1,000.00	$1,013.74	$11.41	2.26%
Global Opportunities Fund
Actual	$1,000.00	$909.30	$8.62	1.80%
Hypothetical (5% before expenses)	$1,000.00	$1,016.04	$9.10	1.80%
International Growth Fund
Actual	$1,000.00	$1,000.70	$7.47	1.49%
Hypothetical (5% before expenses)	$1,000.00	$1,017.60	$7.54	1.49%
International Opportunities Fund
Actual	$1,000.00	$971.60	$11.12	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%
Large Cap Value Fund — Investor Class
Actual	$1,000.00	$924.50	$5.31	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Large Cap Value Fund — Institutional Class
Actual	$1,000.00	$925.10	$4.83	1.00%
Hypothetical (5% before expenses)	$1,000.00	$1,020.06	$5.06	1.00%
Long/Short Fund — Investor Class
Actual	$1,000.00	$843.70	$7.63	1.65%
Hypothetical (5% before expenses)	$1,000.00	$1,016.80	$8.34	1.65%
Long/Short Fund — Institutional Class
Actual	$1,000.00	$844.50	$6.89	1.49%
Hypothetical (5% before expenses)	$1,000.00	$1,017.60	$7.54	1.49%
Micro Cap Fund
Actual	$1,000.00	$873.90	$8.93	1.90%
Hypothetical (5% before expenses)	$1,000.00	$1,015.54	$9.60	1.90%
Micro Cap Value Fund
Actual	$1,000.00	$979.50	$9.68	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Small Cap Growth Fund
Actual	$1,000.00	$871.00	$5.72	1.22%
Hypothetical (5% before expenses)	$1,000.00	$1,018.95	$6.17	1.22%

WASATCH FUNDS — OPERATING EXPENSES (continued)	SEPTEMBER 30, 2015 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2015	End of Period September 30, 2015
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$909.90	$5.79	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.12	1.21%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$910.40	$5.51	1.15%
Hypothetical (5% before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Strategic Income Fund
Actual	$1,000.00	$862.50	$4.48	0.96%
Hypothetical (5% before expenses)	$1,000.00	$1,020.26	$4.86	0.96%
Ultra Growth Fund
Actual	$1,000.00	$884.00	$6.19	1.31%
Hypothetical (5% before expenses)	$1,000.00	$1,018.50	$6.63	1.31%
World Innovators Fund
Actual	$1,000.00	$971.60	$8.65	1.75%
Hypothetical (5% before expenses)	$1,000.00	$1,016.29	$8.85	1.75%
Income Fund
Actual	$1,000.00	$1,002.00	$3.66	0.73%
Hypothetical (5% before expenses)	$1,000.00	$1,021.41	$3.70	0.73%
U.S. Treasury Fund
Actual	$1,000.00	$941.30	$3.41	0.70%
Hypothetical (5% before expenses)	$1,000.00	$1,021.56	$3.55	0.70%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/365).

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Schedule of Investments	SEPTEMBER 30, 2015

Shares		Value

	COMMON STOCKS 89.8%

	Airlines 5.9%
191,656	Allegiant Travel Co.	$41,445,610
583,686	Spirit Airlines, Inc.*	27,608,348

		69,053,958

	Apparel Retail 0.6%
485,770	Zumiez, Inc.*	7,592,585

	Application Software 7.4%
225,201	ANSYS, Inc.*	19,849,216
200,845	Globant S.A.* (Luxembourg)	6,143,849
207,328	Tyler Technologies, Inc.*	30,956,144
113,932	Ultimate Software Group, Inc.*	20,394,967
431,531	Zendesk, Inc.*	8,505,476

		85,849,652

	Asset Management & Custody Banks 3.7%
623,385	SEI Investments Co.	30,065,859
801,433	WisdomTree Investments, Inc.	12,927,114

		42,992,973

	Automotive Retail 1.1%
184,053	Monro Muffler Brake, Inc.	12,432,780

	Biotechnology 4.2%
1,908,420	Abcam plc (United Kingdom)	16,786,812
1,326,004	Sangamo BioSciences, Inc.*	7,478,663
651,027	Seattle Genetics, Inc.*	25,103,601

		49,369,076

	Building Products 1.0%
359,052	Trex Co., Inc.*	11,967,203

	Consumer Finance 5.1%
157,107	Credit Acceptance Corp.*	30,929,655
1,856,400	Mahindra & Mahindra Financial Services Ltd. (India)	6,801,205
402,155	PRA Group, Inc.*	21,282,042

		59,012,902

	Data Processing & Outsourced Services 0.8%
256,790	ExlService Holdings, Inc.*	9,483,255

	Distributors 1.0%
163,176	Pool Corp.	11,797,625

	Diversified Banks 1.9%
6,656,038	City Union Bank Ltd. (India)	9,336,311
1,100,909	Yes Bank Ltd. (India)	12,301,102

		21,637,413

	Diversified Capital Markets 1.8%
628,720	HFF, Inc., Class A	21,225,587

	Diversified Support Services 2.0%
726,462	Copart, Inc.*	23,900,600

	Environmental & Facilities Services 2.4%
567,199	Waste Connections, Inc.	27,554,527

	Food Distributors 0.7%
179,301	United Natural Foods, Inc.*	8,697,891

	Health Care Facilities 1.8%
496,969	Ensign Group, Inc. (The)	21,185,788

	Health Care REITs 1.3%
1,326,731	CareTrust REIT, Inc.	15,058,397

Shares		Value

	Health Care Services 3.4%
508,666	ExamWorks Group, Inc.*	$14,873,394
319,161	MEDNAX, Inc.*	24,508,373

		39,381,767

	Homebuilding 1.3%
589,986	Installed Building Products, Inc.*	14,914,846

	Homefurnishing Retail 1.4%
379,827	Mattress Firm Holding Corp.*	15,861,576

	Internet Retail 1.7%
155,634	Blue Nile, Inc.*	5,219,965
454,756	MakeMyTrip Ltd.* (India)	6,252,895
236,771	Wayfair, Inc., Class A*	8,301,191

		19,774,051

	Internet Software & Services 7.2%
448,282	Cimpress N.V.*	34,118,743
870,722	Cornerstone OnDemand, Inc.*	28,733,826
444,943	Envestnet, Inc.*	13,334,942
268,137	Shutterstock, Inc.*	8,108,463

		84,295,974

	IT Consulting & Other Services 3.0%
335,413	EPAM Systems, Inc.*	24,994,977
151,928	Luxoft Holding, Inc.*	9,615,523

		34,610,500

	Life Sciences Tools & Services 3.9%
1,147,000	Divi’s Laboratories Ltd. (India)	19,616,242
358,224	ICON plc* (Ireland)	25,423,157

		45,039,399

	Oil & Gas Equipment & Services 1.0%
107,359	Dril-Quip, Inc.*	6,250,441
298,022	TGS-NOPEC Geophysical Co. ASA (Norway)	5,501,789

		11,752,230

	Oil & Gas Refining & Marketing 0.7%
244,641	World Fuel Services Corp.	8,758,148

	Personal Products 1.2%
336,654	Nu Skin Enterprises, Inc., Class A	13,897,077

	Regional Banks 6.9%
346,902	Eagle Bancorp, Inc.*	15,784,041
340,636	Independent Bank Corp.	15,703,319
204,209	South State Corp.	15,697,546
340,992	Texas Capital Bancshares, Inc.*	17,874,801
444,763	Webster Financial Corp.	15,846,906

		80,906,613

	Research & Consulting Services 1.6%
274,977	CEB, Inc.	18,791,928

	Restaurants 1.4%
410,739	Zoe’s Kitchen, Inc.*	16,220,083

	Semiconductors 3.3%
250,484	Cavium, Inc.*	15,372,203
301,196	Monolithic Power Systems, Inc.	15,421,235
183,180	Power Integrations, Inc.	7,724,701

		38,518,139

	Specialized Consumer Services 0.4%
533,899	LifeLock, Inc.*	4,676,955

	Specialized Finance 0.6%
230,065	CRISIL Ltd. (India)	6,458,380

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Schedule of Investments (continued)	SEPTEMBER 30, 2015

Shares		Value

	Specialty Chemicals 2.1%
406,646	Balchem Corp.	$24,711,877

	Specialty Stores 1.2%
322,333	Five Below, Inc.*	10,823,942
88,512	Hibbett Sports, Inc.*	3,098,805

		13,922,747

	Systems Software 1.5%
852,032	Infoblox, Inc.*	13,615,471
137,467	Qualys, Inc.*	3,912,311

		17,527,782

	Trucking 3.3%
627,240	Knight Transportation, Inc.	15,053,760
375,268	Old Dominion Freight Line, Inc.*	22,891,348

		37,945,108

	Total Common Stocks (cost $774,625,411)	1,046,777,392

	PREFERRED STOCKS 0.4%

	Systems Software 0.4%
209,500	DocuSign, Inc., Series F Pfd.* *** †	4,000,004

	Total Preferred Stocks (cost $4,000,004)	4,000,004

Principal Amount		Value

	SHORT-TERM INVESTMENTS 10.2%

	Repurchase Agreement 10.2%
$119,120,957	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $121,660,000 of United States Treasury Notes 1.375% due 9/30/20; value $121,507,925; repurchase proceeds: $119,120,957 (cost $119,120,957)	$119,120,957

	Total Short-Term Investments (cost $119,120,957)	119,120,957

	Total Investments (cost $897,746,372) 100.4%§	1,169,898,353

	Liabilities less Other Assets (0.4%)	(4,768,876)

	NET ASSETS 100.0%	$1,165,129,477

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 6.59%.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2015, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
India	5.8
Ireland	2.4
Luxembourg	0.6
Norway	0.5
United Kingdom	1.6
United States	89.1

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX) — Schedule of Investments	SEPTEMBER 30, 2015

Shares		Value

	COMMON STOCKS 96.0%

	Agricultural Products 0.7%
65,011	Kaveri Seed Co. Ltd. (India)	$422,481

	Air Freight & Logistics 1.2%
6,779	Blue Dart Express Ltd. (India)	777,263

	Apparel, Accessories & Luxury Goods 0.8%
2,393	Page Industries Ltd. (India)	481,980

	Auto Parts & Equipment 3.1%
2,393	Bosch Ltd. (India)	707,684
12,480	WABCO India Ltd. (India)	1,303,410

		2,011,094

	Building Products 1.3%
68,965	Kajaria Ceramics Ltd. (India)	839,600

	Cable & Satellite 0.9%
364,854	Dish TV India Ltd.* (India)	593,146

	Commodity Chemicals 3.3%
198,207	Berger Paints India Ltd. (India)	665,325
131,101	Gulf Oil Lubricants India Ltd. (India)	958,691
48,959	Supreme Industries Ltd. (India)	462,535

		2,086,551

	Construction Machinery & Heavy Trucks 2.0%
4,603	Eicher Motors Ltd. (India)	1,251,508

	Consumer Finance 8.8%
21,982	Bajaj Finance Ltd. (India)	1,728,880
157,533	Mahindra & Mahindra Financial Services Ltd. (India)	577,146
153,115	Repco Home Finance Ltd. (India)	1,722,978
39,469	Shriram City Union Finance Ltd. (India)	1,018,803
94,327	SKS Microfinance Ltd.* (India)	585,019

		5,632,826

	Data Processing & Outsourced Services 1.1%
351,140	Vakrangee Ltd. (India)	685,728

	Department Stores 0.2%
18,683	V-Mart Retail Ltd. (India)	140,891

	Diversified Banks 7.1%
181,253	Axis Bank Ltd. (India)	1,380,534
336,065	City Union Bank Ltd. (India)	471,393
511,048	DCB Bank Ltd.* (India)	1,115,440
10,096	HDFC Bank Ltd. ADR (India)	616,765
66,069	IndusInd Bank Ltd. (India)	949,341

		4,533,473

	Diversified Chemicals 1.6%
17,868	BASF India Ltd. (India)	297,192
81,789	Pidilite Industries Ltd. (India)	710,539

		1,007,731

	Diversified Real Estate Activities 0.4%
243,649	Delta Corp. Ltd. (India)	286,007

	Electric Utilities 0.8%
358,259	OPG Power Ventures plc* (India)	512,284

	Electrical Components & Equipment 2.7%
82,147	Amara Raja Batteries Ltd. (India)	1,296,795
28,872	V-Guard Industries Ltd. (India)	398,698

		1,695,493

Shares		Value

	Fertilizers & Agricultural Chemicals 2.7%
13,992	Bayer CropScience Ltd. (India)	$778,695
137,686	UPL Ltd. (India)	966,496

		1,745,191

	Health Care Facilities 1.0%
27,806	Apollo Hospitals Enterprise Ltd. (India)	610,381

	Heavy Electrical Equipment 0.6%
88,044	TD Power Systems Ltd. (India)	403,755

	Housewares & Specialties 1.7%
128,196	LA Opala RG Ltd. (India)	1,088,407

	Industrial Machinery 3.4%
38,563	AIA Engineering Ltd. (India)	585,542
42,652	Cummins India Ltd. (India)	706,014
8,219	FAG Bearings India Ltd. (India)	507,345
21,018	SKF India Ltd. (India)	404,992

		2,203,893

	Internet Retail 2.5%
117,549	MakeMyTrip Ltd.* (India)	1,616,299

	Internet Software & Services 0.2%
8,055	Just Dial Ltd. (India)	121,451

	IT Consulting & Other Services 8.5%
32,002	Cognizant Technology Solutions Corp., Class A*	2,003,645
123,905	HCL Technologies Ltd. (India)	1,863,607
92,762	Persistent Systems Ltd. (India)	941,060
70,162	Tech Mahindra Ltd. (India)	599,098

		5,407,410

	Life & Health Insurance 2.2%
179,375	Max India Ltd. (India)	1,398,249

	Life Sciences Tools & Services 1.7%
64,340	Divi’s Laboratories Ltd. (India)	1,100,357
4,043	Syngene International Ltd.* (India)	19,833

		1,120,190

	Marine Ports & Services 0.9%
204,923	Gujarat Pipavav Port Ltd.* (India)	579,094

	Packaged Foods & Meats 2.9%
29,011	Britannia Industries Ltd. (India)	1,367,636
3,132	GlaxoSmithKline Consumer Healthcare Ltd. (India)	288,570
1,920	Nestlé India Ltd. (India)	186,450

		1,842,656

	Personal Products 5.4%
126,612	Bajaj Corp. Ltd. (India)	865,143
31,526	Colgate-Palmolive India Ltd. (India)	463,571
271,006	Dabur India Ltd. (India)	1,140,637
35,954	Godrej Consumer Products Ltd. (India)	668,549
3,062	Procter & Gamble Hygiene & Health Care Ltd. (India)	294,829

		3,432,729

	Pharmaceuticals 16.4%
66,895	Caplin Point Laboratories Ltd. (India)	1,471,993
76,523	Cipla Ltd. (India)	743,760
134,902	Glenmark Pharmaceuticals Ltd. (India)	2,164,651
48,094	Lupin Ltd. (India)	1,493,875
1,657,210	Marksans Pharma Ltd. (India)	2,622,602
52,599	Natco Pharma Ltd. (India)	1,976,000

		10,472,881

WASATCH EMERGING INDIA FUND (WAINX) — Schedule of Investments (continued)	SEPTEMBER 30, 2015

Shares		Value

	Publishing 0.4%
52,664	D.B. Corp. Ltd. (India)	$262,483

	Restaurants 0.9%
22,222	Jubilant Foodworks Ltd. (India)	546,055

	Specialized Finance 2.1%
26,910	Credit Analysis & Research Ltd. (India)	459,309
10,586	CRISIL Ltd. (India)	297,170
9,241	ICRA Ltd. (India)	576,549

		1,333,028

	Specialty Chemicals 0.9%
44,918	Asian Paints Ltd. (India)	576,652

	Thrifts & Mortgage Finance 3.9%
199,915	Gruh Finance Ltd. (India)	814,005
26,528	Housing Development Finance Corp. Ltd. (India)	491,194
66,170	Indiabulls Housing Finance Ltd. (India)	802,730
54,403	LIC Housing Finance Ltd. (India)	389,811

		2,497,740

	Wireless Telecommunication Services 1.7%
470,157	Idea Cellular Ltd. (India)	1,067,015

	Total Common Stocks (cost $46,237,158)	61,283,615

	CORPORATE BONDS 0.0%

	Air Freight & Logistics 0.0%
532,980	Blue Dart Express Ltd., 9.30%, 11/20/17 (India)	8,688
304,560	Blue Dart Express Ltd., 9.40%, 11/20/18 (India)	4,779
228,420	Blue Dart Express Ltd., 9.50%, 11/20/19 (India)	3,591

		17,058

	Total Corporate Bonds (cost $9,200)	17,058

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.6%

	Repurchase Agreement 3.6%
$ 2,268,300	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $2,240,000 of United States Treasury Notes 2.125% due 1/31/21; value: $2,317,889; repurchase proceeds: $2,268,300 (cost $2,268,300)	$2,268,300

	Total Short-Term Investments (cost $2,268,300)	2,268,300

	Total Investments (cost $48,514,658) 99.6%§	63,568,973

	Other Assets less Liabilities 0.4%	280,916

	NET ASSETS 100.0%	$63,849,889

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 86.34%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2015, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
India	96.7
United States	3.3

TOTAL	100.0%

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX) — Schedule of Investments	SEPTEMBER 30, 2015

Shares		Value

	COMMON STOCKS 91.2%

	Airport Services 5.4%
235,624	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	$2,046,810

	Asset Management & Custody Banks 1.5%
612,262	Value Partners Group Ltd. (Hong Kong)	579,966

	Biotechnology 3.6%
3,717	Medytox, Inc. (Korea)	1,344,576

	Construction & Engineering 3.1%
105,662	Promotora y Operadora de Infraestructura S.A.B. de C.V.* (Mexico)	1,156,380

	Consumer Finance 5.4%
9,223	Bajaj Finance Ltd. (India)	725,387
797,806	Gentera S.A.B. de C.V. (Mexico)	1,302,152

		2,027,539

	Diversified Banks 9.9%
171,598	Axis Bank Ltd. (India)	1,306,995
244,801	Kasikornbank Public Co. Ltd. (Thailand)	1,151,949
327,999	National Bank of Ras Al-Khaimah PSC (United Arab Emirates)	629,644
1,105,612	PT Bank Rakyat Indonesia Persero Tbk (Indonesia)	654,628

		3,743,216

	Diversified Capital Markets 3.5%
229,933	Grupo Financiero Interacciones S.A. de C.V., Class O (Mexico)	1,309,842

	Drug Retail 1.9%
72,393	Raia Drogasil S.A. (Brazil)	711,662

	Fertilizers & Agricultural Chemicals 1.9%
102,225	UPL Ltd. (India)	717,575

	Food Retail 5.6%
57,477	BIM Birlesik Magazalar A.S. (Turkey)	1,018,550
174,165	President Chain Store Corp. (Taiwan)	1,086,212

		2,104,762

	Health Care Facilities 4.8%
2,274,287	Bangkok Dusit Medical Services Public Co. Ltd. (Thailand)	1,159,232
257,748	Life Healthcare Group Holdings Ltd. (South Africa)	663,000

		1,822,232

	Industrial Machinery 1.4%
133,315	Weg S.A. (Brazil)	517,855

	Internet Retail 1.1%
25,264	Vipshop Holdings Ltd. ADR* (China)	424,435

	Internet Software & Services 2.8%
11,798	MercadoLibre, Inc. (Brazil)	1,074,326

	IT Consulting & Other Services 4.2%
105,047	HCL Technologies Ltd. (India)	1,579,971

	Life & Health Insurance 3.3%
124,123	Discovery Ltd. (South Africa)	1,234,821

	Marine Ports & Services 3.2%
760,493	International Container Terminal Services, Inc. (Philippines)	1,219,877

	Multi-Line Insurance 1.2%
72,772	BB Seguridade Participacoes S.A. (Brazil)	453,933

Shares		Value

	Multi-Sector Holdings 2.9%
40,461	GT Capital Holdings, Inc. (Philippines)	$1,097,557

	Packaged Foods & Meats 5.2%
335,136	Universal Robina Corp. (Philippines)	1,377,910
400,901	Vitasoy International Holdings Ltd. (Hong Kong)	598,863

		1,976,773

	Pharmaceuticals 9.6%
120,185	Glenmark Pharmaceuticals Ltd. (India)	1,928,501
55,363	Lupin Ltd. (India)	1,719,661

		3,648,162

	Restaurants 1.6%
207,500	Alsea S.A.B. de C.V. (Mexico)	611,748

	Specialty Chemicals 3.7%
108,426	Asian Paints Ltd. (India)	1,391,959

	Wireless Telecommunication Services 4.4%
422,626	Idea Cellular Ltd. (India)	959,144
1,568,887	PT Tower Bersama Infrastructure Tbk* (Indonesia)	701,589

		1,660,733

	Total Common Stocks (cost $34,714,915)	34,456,710

Principal Amount		Value

	SHORT-TERM INVESTMENTS 9.3%

	Repurchase Agreement 9.3%
$3,519,811	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $3,470,000 of United States Treasury Bonds 2.125% due 1/31/21; value: $3,590,659; repurchase proceeds: $3,519,811 (cost $3,519,811)	$3,519,811

	Total Short-Term Investments (cost $3,519,811)	3,519,811

	Total Investments (cost $38,234,726) 100.5%§	37,976,521

	Liabilities less Other Assets (0.5%)	(180,401)

	NET ASSETS 100.0%	$37,796,120

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 62.67%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX) — Schedule of Investments (continued)	SEPTEMBER 30, 2015

At September 30, 2015, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Brazil	8.0
China	1.2
Hong Kong	3.4
India	30.0
Indonesia	3.9
Korea	3.9
Mexico	18.7
Philippines	10.7
South Africa	5.5
Taiwan	3.2
Thailand	6.7
Turkey	3.0
United Arab Emirates	1.8

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments	SEPTEMBER 30, 2015

Shares		Value

	COMMON STOCKS 97.3%

	Airport Services 2.4%
3,069,798	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.* (Mexico)	$15,232,618
1,060,525	TAV Havalimanlari Holding A.S. (Turkey)	8,328,652

		23,561,270

	Apparel, Accessories & Luxury Goods 0.9%
2,943,743	China Lilang Ltd. (China)	2,524,388
748,198	Makalot Industrial Co. Ltd. (Taiwan)	6,174,359

		8,698,747

	Application Software 0.4%
348,865	Linx S.A. (Brazil)	3,859,320

	Asset Management & Custody Banks 2.1%
701,115	CETIP S.A. — Mercados Organizados (Brazil)	5,799,438
4,256,545	Peregrine Holdings Ltd. (South Africa)	8,886,373
6,692,422	Value Partners Group Ltd. (Hong Kong)	6,339,409

		21,025,220

	Auto Parts & Equipment 0.7%
630,430	Cub Elecparts, Inc. (Taiwan)	7,371,724

	Automotive Retail 0.4%
312,824	Kolao Holdings (Korea)	3,588,451

	Biotechnology 3.3%
123,049	Cell Biotech Co. Ltd. (Korea)	6,244,494
98,699	China Biologic Products, Inc.* (China)	8,865,144
46,650	Medytox, Inc. (Korea)	16,875,020

		31,984,658

	Building Products 1.4%
11,705,625	China Lesso Group Holdings Ltd. (China)	9,400,910
377,556	Kajaria Ceramics Ltd. (India)	4,596,479

		13,997,389

	Casinos & Gaming 0.4%
46,709,540	Melco Crown Philippines Resorts Corp.* (Philippines)	3,734,140

	Catalog Retail 0.2%
395,221	Momo.com, Inc. (Taiwan)	2,342,788

	Commodity Chemicals 1.1%
3,174,592	Berger Paints India Ltd. (India)	10,656,204

	Construction Materials 0.9%
12,600,770	Dongpeng Holdings Co. Ltd. (China)	4,229,259
521,333	Siam City Cement Public Co. Ltd. (Thailand)	4,883,681

		9,112,940

	Consumer Finance 7.5%
79,659	Bajaj Finance Ltd. (India)	6,265,164
5,101,495	Credito Real S.A.B. de C.V. (Mexico)	9,957,416
1,798,760	Mahindra & Mahindra Financial Services Ltd. (India)	6,590,032
915,120	Repco Home Finance Ltd. (India)	10,297,695
357,046	Shriram City Union Finance Ltd. (India)	9,216,336
1,061,173	SKS Microfinance Ltd.* (India)	6,581,424
12,308,649	Srisawad Power 1979 Public Co. Ltd. (Thailand)	12,462,952
5,523,225	Unifin Financiera SAPI de C.V. SOFOM* (Mexico)	12,291,749

		73,662,768

Shares		Value

	Department Stores 1.8%
1,793,636	Poya Co. Ltd. (Taiwan)	$17,895,191

	Diversified Banks 1.8%
8,929,023	EastWest Banking Corp.* (Philippines)	3,822,317
4,784,684	Security Bank Corp. (Philippines)	14,063,833

		17,886,150

	Diversified Capital Markets 0.7%
1,220,809	Grupo Financiero Interacciones S.A. de C.V., Class O (Mexico)	6,954,491

	Diversified Chemicals 1.2%
1,409,818	Pidilite Industries Ltd. (India)	12,247,752

	Diversified Support Services 1.0%
93,979	KEPCO Plant Service & Engineering Co. Ltd. (Korea)	9,619,057

	Drug Retail 1.2%
1,828,461	Clicks Group Ltd. (South Africa)	11,865,452

	Electrical Components & Equipment 2.6%
638,767	Amara Raja Batteries Ltd. (India)	10,083,746
1,154,710	Voltronic Power Technology Corp. (Taiwan)	15,026,390

		25,110,136

	Electronic Components 1.1%
560,200	Partron Co. Ltd. (Korea)	4,465,220
3,236,066	Sunny Optical Technology Group Co. Ltd. (China)	6,474,302

		10,939,522

	Electronic Equipment & Instruments 1.8%
4,568,461	Chroma ATE, Inc. (Taiwan)	7,819,262
3,181,614	PAX Global Technology Ltd. (China)	3,316,986
6,130,144	Wasion Group Holdings Ltd. (China)	6,357,158

		17,493,406

	Electronic Manufacturing Services 0.5%
6,604,722	Hana Microelectronics Public Co. Ltd. (Thailand)	5,140,747

	Fertilizers & Agricultural Chemicals 2.3%
204,903	Bayer CropScience Ltd. (India)	11,403,446
1,540,823	UPL Ltd. (India)	10,815,904

		22,219,350

	Food Retail 1.8%
102,618	BGF Retail Co. Ltd. (Korea)	17,527,452

	Footwear 0.5%
115,405	CCC S.A. (Poland)	4,983,786

	Gas Utilities 0.8%
12,389,006	Towngas China Co. Ltd. (China)	7,647,127

	General Merchandise Stores 0.9%
1,347,760	Taiwan FamilyMart Co. Ltd. (Taiwan)	8,415,980

	Health Care Equipment 1.5%
199,850	InBody Co. Ltd. (Korea)	6,589,827
144,643	Osstem Implant Co. Ltd.* (Korea)	7,987,989

		14,577,816

	Health Care Facilities 1.0%
5,936,931	Phoenix Healthcare Group Co. Ltd. (China)	9,690,822

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments (continued)

Shares		Value

	Health Care Supplies 0.3%
376,477	Access Bio, Inc. KDR* (Korea)	$2,985,494

	Highways & Railtracks 1.4%
8,456,968	PT Jasa Marga Persero Tbk (Indonesia)	2,794,175
16,633,890	Yuexiu Transport Infrastructure Ltd. (China)	10,542,290

		13,336,465

	Home Furnishings 2.6%
67,809	Hanssem Co. Ltd. (Korea)	16,418,163
9,269,014	Man Wah Holdings Ltd. (Hong Kong)	9,068,295

		25,486,458

	Home Improvement Retail 0.4%
18,963,386	Home Product Center Public Co. Ltd. (Thailand)	3,578,983

	Hotels, Resorts & Cruise Lines 1.6%
24,003,460	Bloomberry Resorts Corp. (Philippines)	2,681,657
16,457,575	Minor International Public Co. Ltd. (Thailand)	13,036,376

		15,718,033

	Hypermarkets & Super Centers 2.2%
191,366	Al Meera Consumer Goods Co. (Qatar)	13,144,322
5,118,152	Robinsons Retail Holdings, Inc. (Philippines)	8,005,726

		21,150,048

	Industrial Machinery 0.7%
387,502	Cummins India Ltd. (India)	6,414,280

	Internet Retail 1.7%
776,331	B2W Cia Digital* (Brazil)	2,900,457
1,294,374	Interpark Holdings Corp. (Korea)	14,007,826

		16,908,283

	Internet Software & Services 1.9%
404,236	Addcn Technology Co. Ltd. (Taiwan)	3,634,486
961,876	PChome Online, Inc. (Taiwan)	11,089,294
580,512	SouFun Holdings Ltd. ADR (China)	3,831,379

		18,555,159

	IT Consulting & Other Services 3.0%
829,087	EOH Holdings Ltd. (South Africa)	8,902,854
541,230	Mindtree Ltd. (India)	12,512,279
819,689	Persistent Systems Ltd. (India)	8,315,651

		29,730,784

	Leisure Products 1.7%
1,024,647	Giant Manufacturing Co. Ltd. (Taiwan)	7,471,360
1,779,274	Merida Industry Co. Ltd. (Taiwan)	9,608,244

		17,079,604

	Life & Health Insurance 0.9%
1,147,051	Max India Ltd. (India)	8,941,399

	Life Sciences Tools & Services 0.2%
313,617	Syngene International Ltd.* (India)	1,538,462

	Marine Ports & Services 2.1%
1,833,292	Gujarat Pipavav Port Ltd.* (India)	5,180,718
5,510,332	International Container Terminal Services, Inc. (Philippines)	8,838,910
6,868,874	Westports Holdings Berhad (Malaysia)	6,637,574

		20,657,202

	Movies & Entertainment 0.7%
95,132	Loen Entertainment, Inc. (Korea)	6,439,524

Shares		Value

	Oil & Gas Equipment & Services 0.6%
3,654,528	Gulf Marine Services plc (United Arab Emirates)	$6,359,327

	Oil & Gas Exploration & Production 0.5%
683,603	Parex Resources, Inc.* (Colombia)	4,732,321

	Other Diversified Financial Services 0.8%
490,434	PSG Group Ltd. (South Africa)	7,876,153

	Packaged Foods & Meats 4.0%
333,662	Britannia Industries Ltd. (India)	15,729,485
3,463,586	Namchow Chemical Industrial Co. Ltd. (Taiwan)	7,432,345
1,394,616	Ulker Biskuvi Sanayi A.S. (Turkey)	8,828,852
4,901,610	Vitasoy International Holdings Ltd. (Hong Kong)	7,321,995

		39,312,677

	Pharmaceuticals 6.2%
13,017,213	China Animal Healthcare Ltd.* *** (China)	873,390
692,700	Glenmark Pharmaceuticals Ltd. (India)	11,115,135
1,957,282	Lee’s Pharmaceutical Holdings Ltd. (China)	2,532,584
9,906,602	Marksans Pharma Ltd. (India)	15,677,599
349,737	Natco Pharma Ltd. (India)	13,138,662
1,674,834	TTY Biopharm Co. Ltd. (Taiwan)	4,888,490
1,888,936	TWi Pharmaceuticals, Inc.* (Taiwan)	12,314,651

		60,540,511

	Property & Casualty Insurance 0.3%
1,975,993	Qualitas Controladora S.A.B. de C.V.* ** (Mexico)	2,713,702

	Real Estate Development 0.6%
3,560,478	Corporation Inmobiliaria Vesta S.A.B. de C.V. (Mexico)	5,567,225

	Real Estate Operating Companies 1.1%
6,536,992	Parque Arauco S.A. (Chile)	11,220,438

	Regional Banks 1.0%
2,351,224	Bank of Chongqing Co. Ltd. (China)	1,625,715
1,493,986	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	7,957,131

		9,582,846

	Reinsurance 0.5%
13,550,909	Thaire Life Assurance Public Co. Ltd. (Thailand)	4,928,282

	Research & Consulting Services 0.2%
294,272	Sporton International, Inc. (Taiwan)	1,711,044

	Restaurants 0.9%
3,165,085	Alsea S.A.B. de C.V. (Mexico)	9,331,243

	Semiconductor Equipment 2.6%
199,047	Hermes Microvision, Inc. (Taiwan)	7,587,470
152,285	ISC Co. Ltd. (Korea)	3,267,221
312,442	Koh Young Technology, Inc. (Korea)	9,061,933
17,600,316	Xinyi Solar Holdings Ltd. (China)	6,063,032

		25,979,656

	Semiconductors 3.0%
1,038,226	ASPEED Technology, Inc. (Taiwan)	9,220,397
527,412	eMemory Technology, Inc. (Taiwan)	5,219,946
121,204	LEENO Industrial, Inc. (Korea)	4,528,699
1,122,831	Silergy Corp. (Taiwan)	10,972,227

		29,941,269

SEPTEMBER 30, 2015

Shares		Value

	Specialized Finance 0.5%
2,902,713	Chailease Holding Co. Ltd. (Taiwan)	$4,563,973

	Specialty Chemicals 2.8%
81,543,000	D&L Industries, Inc. (Philippines)	17,462,205
277,348	Frutarom Industries Ltd. (Israel)	10,492,115

		27,954,320

	Specialty Stores 0.9%
89,012	Hotel Shilla Co. Ltd. (Korea)	8,675,904

	Systems Software 0.5%
173,166	Tata Elxsi Ltd. (India)	4,981,547

	Technology Hardware, Storage & Peripherals 1.8%
1,219,533	Ennoconn Corp. (Taiwan)	11,826,723
911,433	TSC Auto ID Technology Co. Ltd. (Taiwan)	6,093,299

		17,920,022

	Textiles 1.3%
799,009	Eclat Textile Co. Ltd. (Taiwan)	12,687,188

	Trading Companies & Distributors 1.0%
415,395	iMarketKorea, Inc. (Korea)	10,320,405

	Wireless Telecommunication Services 0.6%
12,273,101	PT Tower Bersama Infrastructure Tbk* (Indonesia)	5,488,394

	Total Common Stocks (cost $891,437,088)	954,718,481

	WARRANTS 0.0%

	Consumer Finance 0.0%
587,195	Srisawad Power 1979 Public Co. Ltd., expiring 6/11/20* (Thailand)	132,663

	Hotels, Resorts & Cruise Lines 0.0%
967,830	Minor International Public Co. Ltd., expiring 11/3/17* (Thailand)	78,930

	Total Warrants (cost $0)	211,593

	Total Investments (cost $891,437,088) 97.3%§	954,930,074

	Other Assets less Liabilities 2.7%	26,436,653

	NET ASSETS 100.0%	$981,366,727

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 80.57%.

ADR American Depositary Receipt.

KDR Korean Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2015, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Brazil	1.3
Chile	1.2
China	8.8
Colombia	0.5
Hong Kong	2.4
India	21.2
Indonesia	0.9
Israel	1.1
Korea	15.6
Malaysia	0.7
Mexico	7.3
Philippines	6.1
Poland	0.5
Qatar	1.4
South Africa	3.9
Taiwan	20.0
Thailand	4.6
Turkey	1.8
United Arab Emirates	0.7

TOTAL	100.0%

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 93.4%

	Advertising 0.0%
110,600	Wpp Scangroup Ltd. (Kenya)	$31,691

	Agricultural & Farm Machinery 0.5%
894,400	Millat Tractors Ltd. (Pakistan)	5,345,430

	Air Freight & Logistics 1.3%
5,440,896	Agility Public Warehousing Co. KSC (Kuwait)	10,090,441
3,381,784	Aramex PJSC (United Arab Emirates)	2,906,045

		12,996,486

	Automobile Manufacturers 0.4%
403,600	Indus Motor Co. Ltd. (Pakistan)	3,876,477

	Brewers 14.7%
1,321,873	Carlsberg Brewery Malaysia Berhad (Malaysia)	3,596,623
7,270,554	Delta Corp. Ltd. (Zimbabwe)	6,034,560
12,426,342	East African Breweries Ltd. (Kenya)	33,174,931
4,825,690	Florida Ice & Farm Co. S.A.*** (Costa Rica)	6,201,817
262,581	Guinness Anchor Berhad (Malaysia)	822,606
1,074,765	Guinness Ghana Breweries Ltd.* (Ghana)	624,333
10,748,081	Guinness Nigeria plc (Nigeria)	8,431,898
2,256,243	Lion Brewery Ceylon plc (Sri Lanka)	9,900,005
303,177	Murree Brewery Co. Ltd. (Pakistan)	3,168,885
5,600	Namibia Breweries Ltd. (Namibia)	8,089
41,600,816	Nigerian Breweries plc (Nigeria)	30,472,354
140,000	Phoenix Beverages Ltd. (Mauritius)	1,581,028
1,216	Societe de Limonaderies et Brasseries (Ivory Coast)	347,888
79,340	Societe Des Brasseries du Maroc (Morocco)	15,075,771
4,522,446	Tanzania Breweries Ltd. (Tanzania, United Republic of)	31,615,248
6,852	Union de Cervecerias Peruanas Backus y Johnston S.A.A. (Peru)	27,731

		151,083,767

	Commodity Chemicals 2.0%
138,050	Berger Paints Bangladesh Ltd. (Bangladesh)	3,811,109
6,300,185	Chevron Lubricants Lanka plc‡‡ (Sri Lanka)	16,534,452
27,000	Paints & Chemical Industries Co. S.A.E. (Egypt)	155,171

		20,500,732

	Construction Materials 7.7%
3,629,560	Bamburi Cement Co. Ltd. (Kenya)	5,823,936
610,981	Heidelberger Cement Bangladesh Ltd. (Bangladesh)	5,011,312
5,457,592	Kohat Cement Co. Ltd. (Pakistan)	9,951,388
18,685,462	Lafarge Africa plc (Nigeria)	9,162,695
3,450,000	Lafarge Cement Zambia plc (Zambia)	6,623,539
6,165,336	Lucky Cement Ltd. (Pakistan)	30,981,588
565,333	Siam City Cement Public Co. Ltd. (Thailand)	5,295,859
1,710,600	Tanzania Portland Cement Co. Ltd.* (Tanzania, United Republic of)	2,684,692
11,548,669	Tokyo Cement Co. Lanka plc‡‡ (Sri Lanka)	4,086,578

		79,621,587

	Consumer Finance 0.8%
15,260,188	Letshego Holdings Ltd. (Botswana)	4,482,299
24,753,100	People’s Leasing & Finance plc (Sri Lanka)	3,860,283

		8,342,582

	Department Stores 0.1%
2,951,376	Parkson Retail Asia Ltd. (Malaysia)	663,114

Shares		Value

	Distillers & Vintners 2.2%
1,104,832	Distell Group Ltd. (South Africa)	$13,914,573
4,230,100	Distilleries Co. of Sri Lanka plc (Sri Lanka)	8,243,294

		22,157,867

	Diversified Banks 7.1%
12,895,610	Bank for Foreign Trade of Vietnam JSC (Vietnam)	24,679,113
10,426,300	Barclays Bank of Kenya Ltd. (Kenya)	1,314,491
2,422,735	BBVA Banco Continental S.A. (Peru)	2,269,119
120,144	BLOM Bank SAL (Lebanon)	1,129,354
659,681	BLOM Bank SAL GDR (Lebanon)	6,334,337
4,578,100	CAL Bank Ltd. (Ghana)	1,020,054
20,087,183	Commercial Bank of Ceylon plc (Sri Lanka)	22,638,334
1,126,700	Ghana Commercial Bank Ltd. (Ghana)	1,108,768
1,039,300	Hatton National Bank plc (Sri Lanka)	1,574,028
9,370,595	Kenya Commercial Bank Ltd. (Kenya)	4,212,819
2,337,427	MCB Bank Ltd. (Pakistan)	5,101,061
285,948	Military Commercial Joint Stock Bank (Vietnam)	191,134
202,000	National Microfinance Bank plc (Tanzania, United Republic of)	264,657
126,092,227	Stanbic Bank Uganda Ltd. (Uganda)	1,127,043

		72,964,312

	Food Retail 1.4%
1,500,000	Cargills Ceylon plc (Sri Lanka)	1,804,671
7,807,103	Choppies Enterprises Ltd. (Botswana)	3,106,837
24,353,700	OK Zimbabwe (Zimbabwe)	1,461,222
3,588,143	Philippine Seven Corp. (Philippines)	7,486,813

		13,859,543

	Footwear 0.1%
76,514	Bata Shoe Co. Bangladesh Ltd. (Bangladesh)	1,351,723

	Health Care Facilities 1.1%
273,000	Al Noor Hospitals Group plc (United Kingdom)	3,449,807
653,429	NMC Health plc (United Arab Emirates)	8,253,706

		11,703,513

	Hotels, Resorts & Cruise Lines 0.5%
5,403,866	Central Plaza Hotel Public Co. Ltd. (Thailand)	5,583,275

	Household Products 1.1%
25,907	Colgate Palmolive Pakistan Ltd. (Pakistan)	335,277
1,038,070	Unilever Ghana Ltd.* (Ghana)	2,122,949
38,054,859	Unilever Nigeria plc (Nigeria)	8,880,613

		11,338,839

	Hypermarkets & Super Centers 1.8%
245,043	PriceSmart, Inc. (Costa Rica)	18,951,626

	Industrial Conglomerates 0.5%
4,298,185	Hemas Holdings plc (Sri Lanka)	2,585,603
3,684,458	Innscor Africa Ltd. (Zimbabwe)	2,173,830

		4,759,433

	Industrial Gases 0.2%
106,525	Linde Bangladesh Ltd. (Bangladesh)	1,794,249

	Integrated Telecommunication Services 1.6%
379,784	Sonatel (Senegal)	16,750,726

	Life & Health Insurance 0.2%
3,450,849	Enterprise Group Ltd. (Ghana)	2,013,758

SEPTEMBER 30, 2015

Shares		Value

	Marine Ports & Services 1.5%
450,953	DP World Ltd. (United Arab Emirates)	$9,590,109
3,791,066	International Container Terminal Services, Inc. (Philippines)	6,081,102

		15,671,211

	Multi-Line Insurance 0.8%
1,285,510	Bao Viet Holdings (Vietnam)	2,672,009
3,161,249	Botswana Insurance Holdings Ltd. (Botswana)	4,420,861
2,824	Wafa Assurance (Morocco)	1,058,502

		8,151,372

	Oil & Gas Refining & Marketing 0.1%
124,955	Attock Petroleum Ltd. (Pakistan)	599,627

	Packaged Foods & Meats 18.3%
10,448,645	Agthia Group PJSC (United Arab Emirates)	22,834,367
27,765,415	Cadbury Nigeria plc (Nigeria)	3,204,881
15,581	Centrale Laitiere* (Morocco)	1,830,989
6,651,700	Dairibord Holdings Ltd.* *** (Zimbabwe)	553,421
281,032	Delice Holding (Tunisia)	2,104,296
104,300	Dutch Lady Milk Industries Berhad (Malaysia)	1,116,887
134,189	Edita Food Industries-REG S GDR* (Egypt)	2,430,829
1,638,172	FAN Milk Ltd. (Ghana)	3,193,784
2,382,300	Grupo Herdez S.A.B. de C.V. (Mexico)	6,299,848
19,241,094	Juhayna Food Industries (Egypt)	19,732,439
7,049	Ledo dd (Croatia)	8,757,460
517,172	National Foods Holdings (Zimbabwe)	1,550,223
480,831	Nestlé Lanka plc (Sri Lanka)	6,975,963
74,400	Nestlé Malaysia Berhad (Malaysia)	1,220,324
7,307,628	Nestlé Nigeria plc (Nigeria)	31,941,858
31,286	Nestlé Pakistan Ltd. (Pakistan)	3,015,854
6,069,937	Olympic Industries Ltd. (Bangladesh)	23,615,755
6,238,929	PT Indofood CBP Sukses Makmur Tbk (Indonesia)	5,290,686
27,790	Rafhan Maize Products Co. Ltd. (Pakistan)	2,367,370
8,953,150	Vietnam Dairy Products JSC (Vietnam)	39,858,934

		187,896,168

	Personal Products 1.0%
464,396	Marico Bangladesh Ltd. (Bangladesh)	10,252,240

	Pharmaceuticals 9.5%
3,089,170	Abbott Laboratories Pakistan Ltd. (Pakistan)	19,367,374
1,007,563	DHG Pharmaceutical JSC (Vietnam)	2,980,889
1,213,542	Egyptian International Pharmaceutical Industrial Co. (Egypt)	12,243,832
52,471	GlaxoSmithKline Bangladesh Ltd. (Bangladesh)	1,417,114
15,978,026	GlaxoSmithKline Consumer Nigeria plc (Nigeria)	2,963,705
1,854,050	GlaxoSmithKline Pakistan Ltd. (Pakistan)	3,797,364
226,144	Hikma Pharmaceuticals plc (United Kingdom)	7,813,927
1,513,628	Searle Company Ltd. (The)* (Pakistan)	5,839,451
12,554,179	Square Pharmaceuticals Ltd. (Bangladesh)	40,370,301
300,000	Traphaco JSC (Vietnam)	1,080,717

		97,874,674

	Restaurants 2.6%
3,522,202	Kuwait Foods Americana (Kuwait)	26,617,268

	Soft Drinks 1.2%
39,139,610	Pepsi-Cola Products Philippines, Inc. (Philippines)	3,433,299
804,830	Societe Frigorifique et Brasserie de Tunis (Tunisia)	9,198,992

		12,632,291

Shares		Value

	Specialty Chemicals 0.9%
3,698,992	Akzo Nobel Pakistan Ltd.†† (Pakistan)	$8,603,542
863,988	Chemical and Allied Products plc (Nigeria)	164,767

		8,768,309

	Steel 0.6%
4,877,505	Hoa Phat Group JSC (Vietnam)	6,608,047

	Technology Distributors 1.5%
7,747,718	FPT Corp. (Vietnam)	15,346,564

	Tobacco 6.0%
598,500	British American Tobacco Bangladesh Co. Ltd. (Bangladesh)	22,668,689
1,341,941	British American Tobacco Kenya Ltd. (Kenya)	10,253,608
1,257,442	Ceylon Tobacco Co. plc (Sri Lanka)	8,503,085
629,487	Eastern Co. (Egypt)	17,283,850
307,345	Pakistan Tobacco Co. Ltd. (Pakistan)	2,980,901

		61,690,133

	Wireless Telecommunication Services 4.1%
103,918,426	Dialog Axiata plc (Sri Lanka)	8,103,603
14,570,739	Econet Wireless Zimbabwe Ltd. (Zimbabwe)	3,890,387
5,042,489	GrameenPhone Ltd. (Bangladesh)	18,490,747
81,157,938	Safaricom Ltd. (Kenya)	11,768,075

		42,252,812

	Total Common Stocks (cost $970,220,337)	960,051,446

	PARTICIPATION NOTES 2.0%

	Health Care Facilities 0.4%
137,695	Mouwasat Medical Services Co., HSBC Bank plc, 3/5/2018 (Saudi Arabia)	4,516,095

	Hypermarkets & Super Centers 0.7%
305,376	Abdullah Al Othaim Markets, HSBC Bank, 7/31/17, Series 0012 (Saudi Arabia)	7,471,035

	Restaurants 0.9%
350,052	Herfy Food Services Co., HSBC Bank, 7/6/17, Series 0000 (Saudi Arabia)	8,797,387

	Total Participation Notes (cost $23,765,157)	20,784,517

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Schedule of Investments (continued)	SEPTEMBER 30, 2015

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.3%

	Repurchase Agreement 2.3%
$23,472,377	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $23,975,000 of United States Treasury Notes 1.375% due 9/30/20; value: $23,945,031; repurchase proceeds: $23,472,377 (cost $23,472,377)	$23,472,377

	Total Short-Term Investments (cost $23,472,377)	23,472,377

	Total Investments (cost $1,017,457,871) 97.7%§	1,004,308,340

	Other Assets less Liabilities 2.3%	23,364,720

	NET ASSETS 100.0%	$1,027,673,060

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

‡‡Affiliated company (see Note 8).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 48.89%.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2015, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Bangladesh	13.1
Botswana	1.2
Costa Rica	2.6
Croatia	0.9
Egypt	5.3
Ghana	1.0
Indonesia	0.5
Ivory Coast	<0.1
Kenya	6.8
Kuwait	3.8
Lebanon	0.8
Malaysia	0.8
Mauritius	0.2
Mexico	0.6
Morocco	1.8
Namibia	<0.1
Nigeria	9.7
Pakistan	10.7
Peru	0.2
Philippines	1.7
Saudi Arabia	2.1
Senegal	1.7
South Africa	1.4
Sri Lanka	9.7
Tanzania, United Republic of	3.5
Thailand	1.1
Tunisia	1.2
Uganda	0.1
United Arab Emirates	4.5
United Kingdom	1.2
Vietnam	9.5
Zambia	0.7
Zimbabwe	1.6

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments	SEPTEMBER 30, 2015

Shares		Value

	COMMON STOCKS 99.9%

	Air Freight & Logistics 0.8%
62,245	Echo Global Logistics, Inc.*	$1,220,002

	Airlines 4.7%
22,923	Allegiant Travel Co.	4,957,099
49,710	Spirit Airlines, Inc.*	2,351,283

		7,308,382

	Airport Services 1.8%
560,425	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.* (Mexico)	2,780,880

	Apparel, Accessories & Luxury Goods 1.3%
74,245	Salvatore Ferragamo Italia S.p.A. (Italy)	1,979,635

	Application Software 4.4%
52,118	Aveva Group plc (United Kingdom)	1,608,187
37,445	Globant S.A.* (Luxembourg)	1,145,443
16,139	Ultimate Software Group, Inc.*	2,889,042
61,740	Zendesk, Inc.*	1,216,895

		6,859,567

	Auto Parts & Equipment 1.5%
72,700	Cub Elecparts, Inc. (Taiwan)	850,093
28,420	Linamar Corp. (Canada)	1,487,786

		2,337,879

	Biotechnology 6.0%
184,331	Abcam plc (United Kingdom)	1,621,409
10,379	Medytox, Inc. (Korea)	3,754,466
240,087	Sangamo BioSciences, Inc.*	1,354,091
68,094	Seattle Genetics, Inc.*	2,625,704

		9,355,670

	Building Products 0.9%
43,651	Trex Co., Inc.*	1,454,888

	Construction & Engineering 0.9%
132,203	Promotora y Operadora de Infraestructura S.A.B. de C.V.* (Mexico)	1,446,848

	Consumer Finance 6.3%
9,823	Bajaj Finance Ltd. (India)	772,577
886,812	Credito Real S.A.B. de C.V. (Mexico)	1,730,935
127,860	Mahindra & Mahindra Financial Services Ltd. (India)	468,435
36,114	PRA Group, Inc.*	1,911,153
45,561	Shriram City Union Finance Ltd. (India)	1,176,054
2,362,250	Srisawad Power 1979 Public Co. Ltd. (Thailand)	2,391,863
616,897	Unifin Financiera SAPI de C.V. SOFOM* (Mexico)	1,372,883

		9,823,900

	Diversified Chemicals 0.6%
104,535	Pidilite Industries Ltd. (India)	908,145

	Diversified Real Estate Activities 2.8%
184,954	Patrizia Immobilien AG* (Germany)	4,419,536

	Diversified Support Services 1.0%
47,176	Copart, Inc.*	1,552,090

	Drug Retail 1.2%
16,470	Cosmos Pharmaceutical Corp. (Japan)	1,938,588

	Electrical Components & Equipment 0.6%
77,386	Voltronic Power Technology Corp. (Taiwan)	1,007,034

Shares		Value

	Electronic Manufacturing Services 2.0%
40,042	IPG Photonics Corp.*	$3,041,991

	Fertilizers & Agricultural Chemicals 0.7%
162,976	UPL Ltd. (India)	1,144,020

	General Merchandise Stores 1.1%
34,592	Seria Co. Ltd. (Japan)	1,707,823

	Health Care Facilities 2.3%
41,464	Apollo Hospitals Enterprise Ltd. (India)	910,193
38,581	Ensign Group, Inc. (The)	1,644,708
393,090	Life Healthcare Group Holdings Ltd. (South Africa)	1,011,138

		3,566,039

	Health Care Services 1.0%
53,669	ExamWorks Group, Inc.*	1,569,282

	Health Care Supplies 1.0%
5,083	Sartorius Stedim Biotech (France)	1,512,354

	Health Care Technology 1.4%
109,180	M3, Inc. (Japan)	2,170,798

	Homefurnishing Retail 0.7%
27,797	Mattress Firm Holding Corp.*	1,160,803

	Household Products 1.0%
69,255	Pigeon Corp. (Japan)	1,619,009

	Industrial Machinery 0.7%
423,132	Rotork plc (United Kingdom)	1,057,322

	Internet Retail 3.3%
103,825	MakeMyTrip Ltd.* (India)	1,427,594
57,480	Vipshop Holdings Ltd. ADR* (China)	965,664
34,078	Wayfair, Inc., Class A*	1,194,775
52,917	Yoox S.p.A.* (Italy)	1,592,717

		5,180,750

	Internet Software & Services 12.0%
17,301	Cimpress N.V.*	1,316,779
108,034	Cornerstone OnDemand, Inc.*	3,565,122
112,431	Dip Corp. (Japan)	1,854,543
69,435	Envestnet, Inc.*	2,080,967
101,598	Gurunavi, Inc. (Japan)	1,678,503
20,415	MercadoLibre, Inc. (Brazil)	1,858,990
294,571	SMS Co. Ltd. (Japan)	4,983,965
20,745	SPS Commerce, Inc.*	1,408,378

		18,747,247

	IT Consulting & Other Services 1.7%
100,927	HCL Technologies Ltd. (India)	1,518,003
128,081	Tech Mahindra Ltd. (India)	1,093,657

		2,611,660

	Leisure Products 1.3%
362,478	Merida Industry Co. Ltd. (Taiwan)	1,957,415

	Life & Health Insurance 0.7%
134,822	Max India Ltd. (India)	1,050,953

	Life Sciences Tools & Services 1.3%
73,631	Fluidigm Corp.*	597,147
7,320	Syngene International Ltd.* (India)	35,909
9,841	Tecan Group AG (Switzerland)	1,384,580

		2,017,636

	Marine Ports & Services 1.4%
1,314,633	International Container Terminal Services, Inc. (Philippines)	2,108,752

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments (continued)	SEPTEMBER 30, 2015

Shares		Value

	Packaged Foods & Meats 1.4%
44,700	Calbee, Inc. (Japan)	$1,447,215
7,661	GlaxoSmithKline Consumer Healthcare Ltd. (India)	705,853

		2,153,068

	Personal Products 0.7%
26,255	Nu Skin Enterprises, Inc., Class A	1,083,806

	Pharmaceuticals 9.5%
72,918	Caplin Point Laboratories Ltd. (India)	1,604,526
39,356	Intra-Cellular Therapies, Inc.*	1,575,814
36,801	Ipsen S.A. (France)	2,282,183
62,818	Lupin Ltd. (India)	1,951,225
1,705,607	Marksans Pharma Ltd. (India)	2,699,192
28,009	Natco Pharma Ltd. (India)	1,052,222
567,238	TWi Pharmaceuticals, Inc.* (Taiwan)	3,698,028

		14,863,190

	Publishing 3.8%
371,200	Next Co. Ltd. (Japan)	2,937,588
54,939	Rightmove plc (United Kingdom)	3,039,307

		5,976,895

	Regional Banks 2.7%
19,467	Signature Bank*	2,677,880
28,888	Texas Capital Bancshares, Inc.*	1,514,309

		4,192,189

	Restaurants 2.6%
207,063	Domino’s Pizza Group plc (United Kingdom)	2,786,869
32,415	Zoe’s Kitchen, Inc.*	1,280,068

		4,066,937

	Semiconductor Equipment 0.3%
13,400	Hermes Microvision, Inc. (Taiwan)	510,794

	Semiconductors 2.3%
26,309	Cavium, Inc.*	1,614,583
9,523	U-Blox AG* (Switzerland)	1,916,780

		3,531,363

	Specialty Chemicals 1.8%
74,943	Frutarom Industries Ltd. (Israel)	2,835,104

	Trading Companies & Distributors 2.6%
167,400	MISUMI Group, Inc. (Japan)	1,728,421
99,934	MonotaRO Co. Ltd. (Japan)	2,290,502

		4,018,923

	Trucking 3.1%
127,966	Knight Transportation, Inc.	3,071,184
28,499	Old Dominion Freight Line, Inc.*	1,738,439

		4,809,623

	Wireless Telecommunication Services 0.7%
2,597,842	PT Tower Bersama Infrastructure Tbk* (Indonesia)	1,161,726

	Total Common Stocks (cost $135,542,502)	155,820,516

Shares		Value

	WARRANTS 0.0%

	Consumer Finance 0.0%
96,800	Srisawad Power 1979 Public Co. Ltd., expiring 6/11/20* (Thailand)	$21,870

	Total Warrants (cost $0)	21,870

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
$685,704	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $680,000 of United States Treasury Bonds 2.125% due 1/31/21; value: $703,645; repurchase proceeds: $685,704 (cost $685,704)	$685,704

	Total Short-Term Investments (cost $685,704)	685,704

	Total Investments (cost $136,228,206) 100.4%§	156,528,090

	Liabilities less Other Assets (0.4%)	(560,198)

	NET ASSETS 100.0%	$155,967,892

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 54.37%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2015, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Brazil	1.2
Canada	1.0
China	0.6
France	2.4
Germany	2.8
India	11.9
Indonesia	0.7
Israel	1.8
Italy	2.3
Japan	15.6
Korea	2.4
Luxembourg	0.7
Mexico	4.7
Philippines	1.4
South Africa	0.7
Switzerland	2.1
Taiwan	5.2
Thailand	1.6
United Kingdom	6.5
United States	34.4

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments	SEPTEMBER 30, 2015

Shares		Value

	COMMON STOCKS 99.1%

	Aerospace & Defense 0.7%
2,572,058	Senior plc (United Kingdom)	$9,796,645

	Apparel, Accessories & Luxury Goods 2.2%
767,100	Moncler S.p.A. (Italy)	13,732,642
562,882	Salvatore Ferragamo Italia S.p.A. (Italy)	15,008,430

		28,741,072

	Application Software 3.4%
697,722	Aveva Group plc (United Kingdom)	21,529,368
1,258,856	Computer Modelling Group Ltd. (Canada)	10,674,179
3,703,489	Diligent Corp.* (New Zealand)	12,295,086

		44,498,633

	Asset Management & Custody Banks 1.9%
301,356	Alaris Royalty Corp. (Canada)	6,080,346
14,699,844	ARA Asset Management Ltd. (Singapore)	13,623,868
5,961,167	Value Partners Group Ltd. (Hong Kong)	5,646,726

		25,350,940

	Auto Parts & Equipment 1.3%
326,269	Linamar Corp. (Canada)	17,080,165

	Biotechnology 4.1%
3,263,052	Abcam plc (United Kingdom)	28,702,403
71,085	Medytox, Inc. (Korea)	25,714,057

		54,416,460

	Consumer Finance 0.6%
291,067	Shriram City Union Finance Ltd. (India)	7,513,237

	Data Processing & Outsourced Services 1.0%
341,300	GMO Payment Gateway, Inc. (Japan)	13,210,602

	Diversified Real Estate Activities 3.2%
1,769,716	Patrizia Immobilien AG* (Germany)	42,287,943

	Diversified Support Services 1.5%
194,381	KEPCO Plant Service & Engineering Co. Ltd. (Korea)	19,895,529

	Drug Retail 3.2%
137,024	Ain Pharmaciez, Inc. (Japan)	6,997,393
176,937	Cosmos Pharmaceutical Corp. (Japan)	20,826,227
328,473	Sugi Holdings Co. Ltd. (Japan)	14,749,729

		42,573,349

	Electrical Components & Equipment 2.6%
1,458,482	Amara Raja Batteries Ltd. (India)	23,023,986
867,309	Voltronic Power Technology Corp. (Taiwan)	11,286,404

		34,310,390

	Electronic Equipment & Instruments 4.8%
1,310,013	Ai Holdings Corp. (Japan)	32,443,256
1,707,279	Halma plc (United Kingdom)	18,672,242
406,625	Renishaw plc (United Kingdom)	12,428,673

		63,544,171

	Forest Products 0.5%
192,008	Stella-Jones, Inc. (Canada)	6,183,284

Shares		Value

	General Merchandise Stores 4.0%
2,564,292	B&M European Value Retail S.A. (United Kingdom)	$12,655,087
102,769	Ryohin Keikaku Co. Ltd. (Japan)	20,935,130
381,295	Seria Co. Ltd. (Japan)	18,824,709

		52,414,926

	Health Care Supplies 1.8%
78,649	Sartorius Stedim Biotech (France)	23,400,571

	Health Care Technology 3.4%
1,580,907	EMIS Group plc (United Kingdom)	25,117,570
987,356	M3, Inc. (Japan)	19,631,343

		44,748,913

	Household Products 1.5%
845,951	Pigeon Corp. (Japan)	19,776,221

	Human Resource & Employment Services 0.4%
162,865	Benefit One, Inc. (Japan)	2,761,851
342,043	Pasona Group, Inc. (Japan)	2,893,384

		5,655,235

	Hypermarkets & Super Centers 0.8%
1,789,702	Distribuidora Internacional de Alimentacion S.A.* (Spain)	10,830,596

	Industrial Machinery 1.1%
6,026,591	Rotork plc (United Kingdom)	15,059,241

	Internet Retail 1.5%
633,915	Yoox S.p.A.* (Italy)	19,079,832

	Internet Software & Services 9.3%
1,305,775	Auto Trader Group plc* (United Kingdom)	6,719,970
631,990	carsales.com Ltd. (Australia)	4,350,884
225,177	Criteo S.A. ADR* (France)	8,453,144
1,064,944	Dip Corp. (Japan)	17,566,185
922,507	Gurunavi, Inc. (Japan)	15,240,760
1,293,400	Infomart Corp. (Japan)	14,670,083
902,936	Kakaku.com, Inc. (Japan)	14,671,402
1,774,700	SMS Co. Ltd. (Japan)	30,026,864
52,237	XING AG (Germany)	11,220,140

		122,919,432

	Investment Banking & Brokerage 0.8%
255,437	Avanza Bank Holding AB (Sweden)	10,470,196

	Leisure Products 0.6%
1,330,952	Merida Industry Co. Ltd. (Taiwan)	7,187,264

	Life & Health Insurance 2.0%
1,470,248	Discovery Ltd. (South Africa)	14,626,571
1,555,458	Max India Ltd. (India)	12,124,980

		26,751,551

	Life Sciences Tools & Services 2.3%
634,676	Divi’s Laboratories Ltd. (India)	10,854,366
133,065	Tecan Group AG (Switzerland)	18,721,583

		29,575,949

	Marine Ports & Services 0.4%
3,169,344	International Container Terminal Services, Inc. (Philippines)	5,083,822

	Movies & Entertainment 2.0%
711,588	CTS Eventim AG & Co KGaA (Germany)	26,385,062

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments (continued)	SEPTEMBER 30, 2015

Shares		Value

	Oil & Gas Equipment & Services 1.4%
304,639	Pason Systems, Inc. (Canada)	$4,277,075
223,197	ShawCor Ltd. (Canada)	4,673,740
502,358	TGS-NOPEC Geophysical Co. ASA (Norway)	9,274,040

		18,224,855

	Oil & Gas Storage & Transportation 0.6%
155,504	Gaztransport Et Technigaz S.A. (France)	8,065,158

	Packaged Foods & Meats 3.1%
509,619	Calbee, Inc. (Japan)	16,499,517
16,513,449	Vitasoy International Holdings Ltd. (Hong Kong)	24,667,688

		41,167,205

	Pharmaceuticals 5.2%
1,027,700	Glenmark Pharmaceuticals Ltd. (India)	16,490,579
347,594	Ipsen S.A. (France)	21,555,750
5,777,068	Lee’s Pharmaceutical Holdings Ltd. (China)	7,475,118
174,894	Sawai Pharmaceutical Co. Ltd. (Japan)	10,180,912
2,038,839	TWi Pharmaceuticals, Inc.* (Taiwan)	13,291,923

		68,994,282

	Property & Casualty Insurance 0.6%
5,374,656	Qualitas Controladora S.A.B. de C.V.* ** (Mexico)	7,381,207

	Publishing 4.2%
2,899,971	Next Co. Ltd. (Japan)	22,949,675
581,010	Rightmove plc (United Kingdom)	32,142,334

		55,092,009

	Research & Consulting Services 3.3%
66,832	Bertrandt AG (Germany)	6,976,963
844,025	Nihon M&A Center, Inc. (Japan)	36,902,224

		43,879,187

	Restaurants 6.1%
244,000	Create Restaurants Holdings, Inc. (Japan)	5,055,174
1,303,573	Domino’s Pizza Enterprises Ltd. (Australia)	37,053,710
2,831,329	Domino’s Pizza Group plc (United Kingdom)	38,106,961

		80,215,845

	Semiconductor Equipment 1.4%
246,490	Hermes Microvision, Inc. (Taiwan)	9,395,949
412,791	ISC Co. Ltd. (Korea)	8,856,286

		18,252,235

	Semiconductors 1.2%
79,855	U-Blox AG* (Switzerland)	16,073,135

	Specialty Chemicals 4.7%
428,291	Chr. Hansen Holding A/S (Denmark)	23,947,873
177,246	Frutarom Industries Ltd. (Israel)	6,705,242
2,037,410	Hexpol AB (Sweden)	22,754,689
79,970	SK Kaken Co. Ltd. (Japan)	7,809,861

		61,217,665

	Textiles 1.2%
956,274	Eclat Textile Co. Ltd. (Taiwan)	15,184,345

Shares		Value

	Trading Companies & Distributors 3.2%
1,713,915	MISUMI Group, Inc. (Japan)	$17,696,338
1,055,976	MonotaRO Co. Ltd. (Japan)	24,203,128

		41,899,466

	Total Common Stocks (cost $1,055,659,080)	1,304,387,825

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.9%

	Repurchase Agreement 0.9%
$12,275,005	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $12,540,000 of United States Treasury Notes 1.375% due 9/30/20; value: $12,524,325; repurchase proceeds: $12,275,005 (cost $12,275,005)	$12,275,005

	Total Short-Term Investments (cost $12,275,005)	12,275,005

	Total Investments (cost $1,067,934,085) 100.0%§	1,316,662,830

	Liabilities less Other Assets (<0.1%)	(567,742)

	NET ASSETS 100.0%	$1,316,095,088

*Non-income producing.

**Common units.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 90.63%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2015, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	3.2
Canada	3.8
China	0.6
Denmark	1.8
France	4.7
Germany	6.7
Hong Kong	2.3
India	5.4
Israel	0.5
Italy	3.7
Japan	31.2
Korea	4.2
Mexico	0.6
New Zealand	0.9
Norway	0.7
Philippines	0.4
Singapore	1.0
South Africa	1.1
Spain	0.8
Sweden	2.5
Switzerland	2.7
Taiwan	4.3
United Kingdom	16.9

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments	SEPTEMBER 30, 2015

Shares		Value

	COMMON STOCKS 94.9%

	Aerospace & Defense 0.2%
25,705	Avon Rubber plc (United Kingdom)	$355,505
110,720	SWISSPORT Tanzania Ltd.* (Tanzania, United Republic of)	379,319

		734,824

	Air Freight & Logistics 1.6%
338,660	Allcargo Global Logistics Ltd. (India)	1,545,802
832,296	Freightways Ltd. (New Zealand)	2,959,156
12,834	ID Logistics Group* (France)	1,665,725
104,300	Yusen Logistics Co. Ltd. (Japan)	1,072,427

		7,243,110

	Apparel Retail 0.5%
804,622	Apranga PVA (Lithuania)	2,408,792

	Apparel, Accessories & Luxury Goods 1.5%
117,976	Delta-Galil Industries Ltd. (Israel)	3,537,382
388,488	Makalot Industrial Co. Ltd. (Taiwan)	3,205,922

		6,743,304

	Application Software 0.8%
204,775	Linx S.A. (Brazil)	2,265,324
233,075	Logo Yazilim Sanayi Ve Ticaret AS (Turkey)	1,266,607

		3,531,931

	Asset Management & Custody Banks 0.4%
923,100	Peregrine Holdings Ltd. (South Africa)	1,927,153

	Auto Parts & Equipment 0.4%
450,000	Hu Lane Associate, Inc. (Taiwan)	1,726,330

	Automotive Retail 0.3%
59,200	Mekonomen AB (Sweden)	1,370,790

	Brewers 4.0%
362,475	Carlsberg Brewery Malaysia Berhad (Malaysia)	986,241
17,933,940	International Breweries plc (Nigeria)	1,621,951
64,408	Kopparbergs Bryggeri AB (Sweden)	1,444,703
197,574	Olvi Oyj, Class A (Finland)	4,875,264
160,100	Royal UNIBREW A/S (Denmark)	5,992,478
290,700	Sechaba Breweries Ltd. (Botswana)	784,999
1,227,502	Turk Tuborg Bira ve Malt Sanayii A.S.* (Turkey)	2,445,231

		18,150,867

	Building Products 0.1%
1,111,666	PT Surya Toto Indonesia Tbk (Indonesia)	508,407

	Cable & Satellite 0.2%
5,000,000	Hum Network Ltd. (Pakistan)	784,324

	Commodity Chemicals 4.0%
967,254	Berger Paints India Ltd. (India)	3,246,797
400,083	Gulf Oil Lubricants India Ltd. (India)	2,925,653
141,954	SAMHWA Paints Industrial Co. Ltd. (Korea)	1,717,304
134,965	Sniezka S.A. (Poland)	1,841,830
350,857	Supreme Industries Ltd. (India)	3,314,688
155,700	Tikkurila Oyj (Finland)	2,586,736
1,273,500	Yung Chi Paint & Varnish Manufacturing Co. Ltd. (Taiwan)	2,459,776

		18,092,784

Shares		Value

	Communications Equipment 0.2%
6,700	Ericsson Nikola Tesla (Croatia)	$1,028,371

	Construction Materials 0.4%
144,928	Misr Cement Co. (Egypt)	1,573,282

	Consumer Finance 0.6%
54,600	KRUK S.A. (Poland)	2,505,255

	Data Processing & Outsourced Services 0.1%
663,646	My EG Services Berhad (Malaysia)	425,335

	Department Stores 0.5%
1,883,557	Parkson Retail Asia Ltd. (Malaysia)	423,197
195,251	Poya Co. Ltd. (Taiwan)	1,948,028

		2,371,225

	Distillers & Vintners 1.9%
2,015,680	Capevin Holdings Ltd. (South Africa)	1,402,077
73	Grand Marnier (France)	399,733
35,911	Jinro Distillers Co. Ltd. (Korea)	1,199,760
39,621	Laurent-Perrier (France)	3,416,989
51,794	Muhak Co. Ltd.* (Korea)	2,057,027

		8,475,586

	Diversified Banks 0.8%
6,220,800	CRDB Bank plc (Tanzania, United Republic of)	1,051,200
1,714,801	Hatton National Bank plc (Sri Lanka)	2,597,080

		3,648,280

	Diversified Support Services 1.1%
193,263	Credit Corp. Group Ltd. (Australia)	1,388,004
181,400	Prestige International, Inc. (Japan)	1,803,661
422,800	Vicom Ltd. (Singapore)	1,781,891

		4,973,556

	Drug Retail 1.5%
1,330,808	Green Cross Health Ltd. (New Zealand)	1,893,294
94,400	Kusuri No Aoki Co. Ltd. (Japan)	4,993,951

		6,887,245

	Electrical Components & Equipment 2.6%
309,840	Amara Raja Batteries Ltd. (India)	4,891,217
535,720	Voltronic Power Technology Corp. (Taiwan)	6,971,393

		11,862,610

	Electronic Equipment & Instruments 1.0%
42,100	Isra Vision AG (Germany)	2,354,488
450,000	Smart Metering Systems plc (United Kingdom)	2,294,692

		4,649,180

	Fertilizers & Agricultural Chemicals 0.2%
256,787	Rallis India Ltd. (India)	857,548

	Food Distributors 0.5%
8,606,200	Premier Marketing Public Co. Ltd. (Thailand)	2,347,469

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)

Shares		Value

	Food Retail 6.7%
9,805,820	7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	$3,300,671
220,344	Axial Retailing, Inc. (Japan)	7,238,437
5,543,800	BreadTalk Group Ltd. (Singapore)	4,418,832
3,345,000	Choppies Enterprises Ltd. (Botswana)	1,331,143
4,415,100	Convenience Retail Asia Ltd. (Hong Kong)	2,270,928
25,300	Daikokutenbussan Co. Ltd. (Japan)	869,619
2,432,810	Philippine Seven Corp. (Philippines)	5,076,162
90,070	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	3,846,860
3,399,000	Sheng Siong Group Ltd. (Singapore)	1,972,081

		30,324,733

	General Merchandise Stores 1.1%
98,972	Seria Co. Ltd. (Japan)	4,886,293

	Health Care Distributors 0.0%
1,478,600	PT Enseval Putera Megatrading Tbk (Indonesia)	211,950

	Health Care Equipment 0.3%
55,000	Vieworks Co. Ltd. (Korea)	1,547,779

	Health Care Facilities 6.4%
35,536,611	Asiri Hospital Holdings plc (Sri Lanka)	5,397,344
538,000	Capio AB* (Sweden)	3,248,581
211,422	Instituto de Diagnostico S.A. (Chile)	868,593
366,900	MD Medical Group Investments plc GDR (Russia)	1,779,465
430,957	NMC Health plc (United Arab Emirates)	5,443,579
515,356	Raffles Medical Group Ltd. (Singapore)	1,635,989
8,846,957	Religare Health Trust** (Singapore)	5,909,811
1,882,978	Shifa International Hospitals Ltd. (Pakistan)	4,780,500

		29,063,862

	Health Care Technology 1.0%
147,600	EMIS Group plc (United Kingdom)	2,345,080
109,300	Nexus AG (Germany)	2,185,149

		4,530,229

	Home Improvement Retail 0.8%
46,159	Arcland Sakamoto Co. Ltd. (Japan)	994,181
333,400	DCM Holdings Co. Ltd. (Japan)	2,439,201

		3,433,382

	Household Products 0.7%
5,076,580	DSG International Thailand Public Co. Ltd. (Thailand)	665,781
493,300	Jyothy Laboratories Ltd. (India)	2,401,716

		3,067,497

	Human Resource & Employment Services 0.7%
685,000	104 Corp. (Taiwan)	3,005,004

	Industrial Conglomerates 0.7%
57,383,777	Expolanka Holdings plc (Sri Lanka)	3,330,127

	Industrial Machinery 1.1%
461,712	CKD Corp. (Japan)	3,817,502
79,300	Yushin Precision Equipment Co. Ltd. (Japan)	1,350,129

		5,167,631

	Internet Retail 3.8%
440,700	Ikyu Corp. (Japan)	9,614,279
591,286	Trade Me Group Ltd. (New Zealand)	1,387,658
2,161,368	Webjet Ltd. (Australia)	6,411,234

		17,413,171

Shares		Value

	Internet Software & Services 7.1%
246,064	Addcn Technology Co. Ltd. (Taiwan)	$2,212,361
201,400	Dip Corp. (Japan)	3,322,081
580,799	Gurunavi, Inc. (Japan)	9,595,394
215,600	Infomart Corp. (Japan)	2,445,392
272,980	PChome Online, Inc. (Taiwan)	3,147,137
345,900	SMS Co. Ltd. (Japan)	5,852,421
26,252	XING AG (Germany)	5,638,745

		32,213,531

	IT Consulting & Other Services 0.8%
349,494	EOH Holdings Ltd. (South Africa)	3,752,916

	Leisure Products 0.7%
175,368	Samchuly Bicycle Co. Ltd. (Korea)	3,053,870

	Marine 0.3%
6,906,640	2GO Group, Inc.* (Philippines)	1,167,361

	Marine Ports & Services 0.7%
1,255,700	Asian Terminals, Inc. (Philippines)	310,298
272,600	Gateway Distriparks Ltd. (India)	1,497,141
32,469	Piraeus Port Authority S.A. (Greece)	545,578
38,367	Thessaloniki Port Authority S.A. (Greece)	992,602

		3,345,619

	Multi-Line Insurance 0.7%
1,379,800	Botswana Insurance Holdings Ltd. (Botswana)	1,929,587
8,160,671	British-American Investments Co. Kenya Ltd. (Kenya)	1,309,448

		3,239,035

	Multi-Sector Holdings 0.0%
109,305	Sefalana Holding Co. Ltd. (Botswana)	135,310

	Office Services & Supplies 0.6%
2,301,800	Riverstone Holdings Ltd. (Singapore)	2,585,838

	Oil & Gas Refining & Marketing 1.0%
64,100	BP Castrol KK (Japan)	637,097
9,294	Hankook Shell Oil Co. Ltd. (Korea)	4,046,639

		4,683,736

	Packaged Foods & Meats 9.6%
71,120	Agro Tech Foods Ltd. (India)	639,257
7,950	Atlantic Grupa (Croatia)	975,433
1,293,927	Cloetta AB, Class B* (Sweden)	3,694,294
1,262,907	Clover Industries Ltd. (South Africa)	1,692,593
81,100	Dutch Lady Milk Industries Berhad (Malaysia)	868,452
744,300	Grupo Herdez S.A.B. de C.V. (Mexico)	1,968,256
38,600	Kotobuki Spirits Co. Ltd. (Japan)	1,269,934
20,245	Kri-Kri Milk Industry S.A. (Greece)	40,706
283,061	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	1,871,387
7,503,000	PT Tiga Pilar Sejahtera Food Tbk (Indonesia)	743,604
3,626,000	PT Ultrajaya Milk Industry & Trading Co. Tbk* (Indonesia)	983,228
46,454,981	RFM Corp. (Philippines)	3,976,240
105,800	Rokko Butter Co. Ltd. (Japan)	1,627,521
11,374	S&B Foods, Inc. (Japan)	461,613
2,363,435	TAT Gida Sanayi A.S.* (Turkey)	4,998,682
269,681	Vigor Alimentos S.A. (Brazil)	621,757
3,743,120	Vitasoy International Holdings Ltd. (Hong Kong)	5,591,450
188,100	Warabeya Nichiyo Co. Ltd. (Japan)	3,275,233
1,100,000	Watt’s Alimentos S.A. (Chile)	1,469,521
19,788	Wawel S.A. (Poland)	6,627,033

		43,396,194

SEPTEMBER 30, 2015

Shares		Value

	Personal Products 1.1%
5,826,550	Karex Berhad (Malaysia)	$4,307,461
104,832	Sarantis S.A. (Greece)	818,547

		5,126,008

	Pharmaceuticals 2.0%
2,572,177	Lee’s Pharmaceutical Holdings Ltd. (China)	3,328,215
50,179,400	PT Kimia Farma Persero Tbk (Indonesia)	2,194,391
7,837,000	PT Tempo Scan Pacific Tbk (Indonesia)	819,285
175,500	Renata Ltd. (Bangladesh)	2,818,606

		9,160,497

	Publishing 2.9%
846,129	Morningstar Japan KK (Japan)	2,016,864
1,389,979	Next Co. Ltd. (Japan)	10,999,960

		13,016,824

	Real Estate Services 0.2%
106,700	Century 21 Real Estate of Japan Ltd. (Japan)	972,554

	Regional Banks 0.4%
302,800	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	1,612,746

	Research & Consulting Services 0.3%
28,401	Nihon M&A Center, Inc. (Japan)	1,241,741

	Restaurants 10.8%
10,800	Amiyaki Tei Co. Ltd. (Japan)	424,136
68,048	AmRest Holdings SE* (Poland)	2,933,695
29,500	B-R31 Ice Cream Co. Ltd. (Japan)	1,026,366
5,908,278	Berjaya Food Berhad (Malaysia)	2,889,791
932,500	Collins Foods Ltd. (Australia)	2,128,681
165,980	Domino’s Pizza Enterprises Ltd. (Australia)	4,717,937
497,300	Doutor Nichires Holdings Co. Ltd. (Japan)	7,625,068
450,900	Fairwood Holdings Ltd. (Hong Kong)	1,276,368
696,953	Famous Brands Ltd. (South Africa)	6,796,155
137,600	Hiday Hidaka Corp. (Japan)	3,488,721
153,972,000	Hop Hing Group Holdings Ltd. (China)	2,292,455
107,000	KFC Holdings Japan Ltd. (Japan)	2,011,409
30,000	Kura Corp. (Japan)	952,130
1,867,437	Restaurant Brands New Zealand Ltd. (New Zealand)	4,705,042
13,900	Saint Marc Holdings Co. Ltd. (Japan)	424,847
2,269,963	Spur Corp. Ltd. (South Africa)	5,404,869

		49,097,670

	Soft Drinks 2.6%
1,987,900	Corp. Lindley S.A.* (Peru)	1,596,756
89,370,320	Pepsi-Cola Products Philippines, Inc. (Philippines)	7,839,502
2,429,313	Seven-Up Bottling Co. plc (Nigeria)	2,316,418

		11,752,676

	Specialized Finance 0.1%
17,121	Korea Ratings Corp. (Korea)	595,111

	Specialized REITs 0.5%
1,932,270	National Storage REIT (Australia)	2,073,624

	Specialty Chemicals 0.8%
6,229,947	Chemical and Allied Products plc (Nigeria)	1,188,086
673,719	DuluxGroup Ltd. (Australia)	2,543,654

		3,731,740

Shares		Value

	Specialty Stores 0.9%
165,300	Komehyo Co. Ltd. (Japan)	$3,956,621

	Tobacco 0.3%
5,249	Karelia Tobacco Co., Inc. S.A. (Greece)	1,423,893

	Trading Companies & Distributors 1.8%
442,100	Jalux, Inc. (Japan)	8,320,492

	Total Common Stocks (cost $399,414,814)	430,464,823

Principal Amount		Value
	SHORT-TERM INVESTMENTS 5.1%

	Repurchase Agreement 5.1%
$23,124,583	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $22,795,000 of United States Treasury Notes 2.125% due 1/31/21; value: $23,587,628; repurchase proceeds: $23,124,583 (cost $23,124,583)	$23,124,583

	Total Short-Term Investments (cost $23,124,583)	23,124,583

	Total Investments (cost $422,539,397) 100.0%§	453,589,406

	Liabilities less Other Assets (<0.1%)	(94,280)

	NET ASSETS 100.0%	$453,495,126

*Non-income producing.

**Common units.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 74.29%.

GDR Global Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)	SEPTEMBER 30, 2015

At September 30, 2015, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	4.5
Bangladesh	0.6
Botswana	1.0
Brazil	0.7
Chile	0.5
China	1.3
Croatia	0.5
Denmark	1.4
Egypt	0.4
Finland	1.7
France	1.3
Germany	2.4
Greece	0.9
Hong Kong	2.1
India	4.9
Indonesia	1.3
Israel	1.7
Japan	25.8
Kenya	0.3
Korea	3.3
Lithuania	0.6
Malaysia	3.1
Mexico	0.8
New Zealand	2.5
Nigeria	1.2
Pakistan	1.3
Peru	0.4
Philippines	4.3
Poland	3.2
Russia	0.4
Singapore	4.2
South Africa	4.9
Sri Lanka	2.6
Sweden	2.3
Taiwan	5.7
Tanzania, United Republic of	0.3
Thailand	0.7
Turkey	2.4
United Arab Emirates	1.3
United Kingdom	1.2

TOTAL	100.0%

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Schedule of Investments	SEPTEMBER 30, 2015

Shares		Value

	COMMON STOCKS 99.3%

	Communications Equipment 4.3%
400,808	Cisco Systems, Inc.	$10,521,210

	Computer & Electronics Retail 1.0%
61,716	GameStop Corp., Class A	2,543,316

	Department Stores 2.1%
102,533	Macy’s, Inc.	5,261,994

	Diversified Banks 13.2%
224,762	Citigroup, Inc.	11,150,443
174,400	JPMorgan Chase & Co.	10,633,168
206,130	Wells Fargo & Co.	10,584,775

		32,368,386

	Diversified Chemicals 2.2%
83,692	Eastman Chemical Co.	5,416,546

	Diversified REITs 1.5%
199,306	Select Income REIT	3,788,807

	Electric Utilities 6.6%
123,760	Duke Energy Corp.	8,903,295
265,964	Great Plains Energy, Inc.	7,186,347

		16,089,642

	Electrical Components & Equipment 3.0%
143,841	Eaton Corp. plc	7,379,043

	Health Care Equipment 2.0%
73,926	Medtronic plc	4,948,606

	Household Products 3.8%
130,147	Procter & Gamble Co. (The)	9,362,775

	Hypermarkets & Super Centers 3.1%
116,419	Wal-Mart Stores, Inc.	7,548,608

	Industrial Conglomerates 4.8%
472,357	General Electric Co.	11,912,844

	Integrated Oil & Gas 8.5%
90,218	Chevron Corp.	7,116,396
126,820	Royal Dutch Shell plc ADR (Netherlands)	6,010,000
286,841	Suncor Energy, Inc. (Canada)	7,664,391

		20,790,787

	Integrated Telecommunication Services 3.0%
169,279	Verizon Communications, Inc.	7,365,329

	Investment Banking & Brokerage 2.7%
38,075	Goldman Sachs Group, Inc. (The)	6,615,912

	Multi-Line Insurance 4.3%
186,193	American International Group, Inc.	10,579,486

	Oil & Gas Equipment & Services 2.2%
151,565	Halliburton Co.	5,357,823

	Oil & Gas Exploration & Production 1.0%
387,624	Encana Corp. (Canada)	2,496,299

	Other Diversified Financial Services 2.8%
175,469	Voya Financial, Inc.	6,802,933

	Pharmaceuticals 10.9%
123,070	Johnson & Johnson	11,488,585
325,228	Pfizer, Inc.	10,215,411
24,513	Shire plc ADR (Ireland)	5,030,803

		26,734,799

Shares		Value

	Regional Banks 3.2%
89,049	PNC Financial Services Group, Inc.	$7,943,171

	Semiconductors 1.8%
145,389	Intel Corp.	4,382,025

	Specialized REITs 3.2%
152,020	EPR Properties	7,839,671

	Systems Software 4.5%
124,252	Microsoft Corp.	5,499,394
152,084	Oracle Corp.	5,493,274

		10,992,668

	Technology Hardware, Storage & Peripherals 3.6%
61,979	Apple, Inc.	6,836,284
74,910	Hewlett-Packard Co.	1,918,445

		8,754,729

	Total Common Stocks (cost $232,455,269)	243,797,409

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.6%

	Repurchase Agreement 0.6%
$1,470,547	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $1,450,000 of United States Treasury Notes 2.125% due 1/31/21; value: $1,500,419; repurchase proceeds: $1,470,547 (cost $1,470,547)	$1,470,547

	Total Short-Term Investments (cost $1,470,547)	1,470,547

	Total Investments (cost $233,925,816) 99.9%	245,267,956

	Other Assets less Liabilities 0.1%	313,027

	NET ASSETS 100.0%	$245,580,983

	ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2015, Wasatch Large Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	4.2
Ireland	2.0
Netherlands	2.5
United States	91.3

TOTAL	100.0%

WASATCH LONG/SHORT FUND (FMLSX / WILSX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 94.5%

	Advertising 2.6%
1,384,935	Interpublic Group of Cos., Inc. (The)††	$26,493,807

	Air Freight & Logistics 1.6%
166,306	United Parcel Service, Inc., Class B††	16,412,739

	Airlines 3.0%
569,406	United Continental Holdings, Inc.* ††	30,206,988

	Automobile Manufacturers 1.8%
613,738	General Motors Co.††	18,424,415

	Automotive Retail 2.4%
739,844	CST Brands, Inc.††	24,903,149

	Communications Equipment 6.6%
842,156	Cisco Systems, Inc.††	22,106,595
846,249	QUALCOMM, Inc.††	45,468,959

		67,575,554

	Diversified Banks 1.5%
307,920	Citigroup, Inc.††	15,275,911

	Diversified REITs 1.5%
1,916,168	Investors Real Estate Trust	14,831,140

	Electrical Components & Equipment 1.1%
257,147	Emerson Electric Co.	11,358,183

	Environmental & Facilities Services 1.7%
434,257	Republic Services, Inc.††	17,891,388

	Fertilizers & Agricultural Chemicals 3.5%
1,160,945	Mosaic Co. (The)††	36,116,999

	Food Retail 1.4%
465,927	Whole Foods Market, Inc.	14,746,590

	General Merchandise Stores 2.7%
357,669	Target Corp.††	28,134,243

	Health Care Equipment 3.2%
263,000	Medtronic plc	17,605,220
157,900	Stryker Corp.	14,858,390

		32,463,610

	Health Care Services 3.6%
457,298	Express Scripts Holding Co.* ††	37,022,846

	Hypermarkets & Super Centers 4.5%
707,327	Wal-Mart Stores, Inc.††	45,863,083

	Insurance Brokers 1.6%
185,255	Aon plc	16,415,446

	Integrated Telecommunication Services 3.2%
762,463	Verizon Communications, Inc.††	33,174,765

	Marine 3.0%
501,310	Kirby Corp.* ††	31,056,154

	Multi-Line Insurance 4.4%
1,260,041	Loews Corp.††	45,537,882

	Oil & Gas Drilling 1.4%
1,231,945	Unit Corp.*	13,871,701

	Oil & Gas Equipment & Services 3.2%
915,919	Halliburton Co.††	32,377,737

Shares		Value

	Oil & Gas Exploration & Production 5.5%
5,653,316	Bill Barrett Corp.* †† ‡‡	$18,655,943
7,307,093	Denbury Resources, Inc.††	17,829,307
1,563,523	Southwestern Energy Co.* ††	19,841,107

		56,326,357

	Pharmaceuticals 3.6%
208,035	Novartis AG ADR (Switzerland)	19,122,577
435,500	Zoetis, Inc.††	17,933,890

		37,056,467

	Property & Casualty Insurance 0.5%
140,553	XL Group plc	5,104,885

	Residential REITs 2.0%
554,435	American Campus Communities, Inc.††	20,092,724

	Restaurants 1.3%
136,491	McDonald’s Corp.††	13,448,458

	Specialized REITs 6.5%
1,650,742	Iron Mountain, Inc.††	51,206,017
721,074	Outfront Media, Inc.	14,998,339

		66,204,356

	Steel 2.4%
1,405,583	Steel Dynamics, Inc.	24,147,916

	Systems Software 6.7%
616,256	Microsoft Corp.††	27,275,490
1,137,706	Oracle Corp.††	41,093,941

		68,369,431

	Technology Hardware, Storage & Peripherals 4.2%
1,483,691	EMC Corp.††	35,845,974
1,909,991	Silicon Graphics International Corp.* ‡‡	7,506,265

		43,352,239

	Trading Companies & Distributors 2.3%
1,622,225	NOW, Inc.* ††	24,008,930

	Total Common Stocks (cost $1,182,218,410)	968,266,093

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.1%

	Repurchase Agreement 5.1%
$52,286,876	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $51,545,000 of United States Treasury Notes 2.125% due 1/31/21; value: $53,337,323; repurchase proceeds: $52,286,876 (cost $52,286,876)	$52,286,876

	Total Short-Term Investments (cost $52,286,876)	52,286,876

	Total Investments (cost $1,234,505,286) 99.6%	1,020,552,969

	Other Assets less Liabilities 0.4%	4,430,919

	NET ASSETS 100.0%	$1,024,983,888

SEPTEMBER 30, 2015

Shares		Value

	SECURITIES SOLD SHORT 25.7%

	Apparel Retail 1.5%
361,998	Men’s Wearhouse, Inc. (The)	$15,392,155

	Communications Equipment 1.1%
181,413	Arista Networks, Inc.*	11,100,662

	Data Processing & Outsourced Services 1.9%
421,139	Syntel, Inc.*	19,081,808

	Department Stores 2.3%
2,564,476	JC Penney Co., Inc.*	23,823,982

	Diversified Support Services 0.4%
113,967	Healthcare Services Group, Inc.	3,840,688

	Electric Utilities 1.3%
459,746	Exelon Corp.	13,654,456

	Food Distributors 2.0%
518,380	Sysco Corp.	20,201,269

	Food Retail 2.3%
650,642	Kroger Co. (The)	23,468,657

	Health Care Equipment 2.0%
66,850	Inogen, Inc.*	3,245,567
536,522	Zeltiq Aesthetics, Inc.*	17,184,800

		20,430,367

	Health Care Technology 1.3%
572,767	Veeva Systems, Inc., Class A*	13,408,475

	Home Entertainment Software 1.8%
267,767	Electronic Arts, Inc.*	18,141,214

	Housewares & Specialties 2.6%
544,222	Jarden Corp.*	26,601,571

	Oil & Gas Exploration & Production 0.4%
412,944	Synergy Resources Corp.*	4,046,851

	Property & Casualty Insurance 1.3%
355,987	First American Financial Corp.	13,908,412

	Specialized REITs 1.9%
225,804	American Tower Corp.	19,866,236

	Specialty Stores 1.6%
208,462	Tiffany & Co.	16,097,436

	Total Securities Sold Short (proceeds $274,609,852)	263,064,239

*Non-income producing.

††All or a portion of this security has been designated as collateral for short sales (see Note 3).

‡‡Affiliated company (see Note 8).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2015, Wasatch Long/Short Fund’s investments, excluding short-term investments and securities sold short, were in the following countries (unaudited):

Country	%
Switzerland	2.0
United States	98.0

TOTAL	100.0%

At September 30, 2015, Wasatch Long/Short Fund’s securities sold short were in the following country (unaudited):

Country	%
United States	100.0

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 92.3%

	Air Freight & Logistics 0.8%
117,168	Echo Global Logistics, Inc.*	$2,296,493

	Apparel Retail 1.0%
167,365	Zumiez, Inc.*	2,615,915

	Apparel, Accessories & Luxury Goods 1.8%
10,155	Page Industries Ltd. (India)	2,045,342
166,409	Superior Uniform Group, Inc.	2,983,713

		5,029,055

	Application Software 11.1%
349,990	Diligent Corp.* (New Zealand)	1,161,920
58,097	Ellie Mae, Inc.*	3,867,517
249,716	Exa Corp.*	2,579,566
114,622	Globant S.A.* (Luxembourg)	3,506,287
35,826	Interactive Intelligence Group, Inc.*	1,064,391
120,179	PROS Holdings, Inc.*	2,660,763
46,417	Tyler Technologies, Inc.*	6,930,522
39,117	Ultimate Software Group, Inc.*	7,002,334
110,814	Workiva, Inc.*	1,683,265

		30,456,565

	Asset Management & Custody Banks 2.3%
15,534	Diamond Hill Investment Group, Inc.	2,889,945
137,477	Pzena Investment Management, Inc., Class A	1,223,545
188,366	Silvercrest Asset Management Group, Inc.	2,036,237

		6,149,727

	Automotive Retail 1.5%
61,597	Monro Muffler Brake, Inc.	4,160,877

	Biotechnology 3.3%
278,787	Abcam plc (United Kingdom)	2,452,262
148,904	Argos Therapeutics, Inc.*	722,184
176,227	ChemoCentryx, Inc.*	1,066,173
250,157	Cytokinetics, Inc.*	1,673,550
48,381	Esperion Therapeutics, Inc.*	1,141,308
129,918	Inovio Pharmaceuticals, Inc.*	750,926
210,359	Sangamo BioSciences, Inc.*	1,186,425

		8,992,828

	Data Processing & Outsourced Services 1.5%
114,225	ExlService Holdings, Inc.*	4,218,329

	Diversified Banks 2.2%
4,218,211	City Union Bank Ltd. (India)	5,916,813

	Diversified Capital Markets 0.8%
63,723	HFF, Inc., Class A	2,151,289

	Electronic Equipment & Instruments 0.9%
21,086	Mesa Laboratories, Inc.	2,348,980

	Electronic Manufacturing Services 1.0%
36,316	IPG Photonics Corp.*	2,758,927

	Environmental & Facilities Services 0.7%
185,549	Heritage-Crystal Clean, Inc.*	1,905,588

	Food Distributors 1.0%
185,952	Chefs’ Warehouse, Inc. (The)*	2,633,080

	General Merchandise Stores 0.2%
33,986	Ollie’s Bargain Outlet Holdings, Inc.*	549,554

Shares		Value

	Health Care Equipment 4.6%
76,423	Abaxis, Inc.	$3,361,848
209,478	AtriCure, Inc.*	4,589,663
46,813	Entellus Medical, Inc.*	843,570
151,770	Novadaq Technologies, Inc.* (Canada)	1,582,961
71,920	Oxford Immunotec Global plc*	970,920
142,380	Tandem Diabetes Care, Inc.*	1,254,368

		12,603,330

	Health Care Facilities 1.9%
123,265	Ensign Group, Inc. (The)	5,254,787

	Health Care REITs 2.1%
510,134	CareTrust REIT, Inc.	5,790,021

	Health Care Services 0.3%
31,782	ExamWorks Group, Inc.*	929,306

	Health Care Technology 0.4%
52,886	HealthStream, Inc.*	1,153,444

	Homebuilding 4.4%
199,825	Installed Building Products, Inc.*	5,051,576
259,888	LGI Homes, Inc.*	7,066,355

		12,117,931

	Industrial Machinery 2.4%
191,470	Arcam AB* (Sweden)	3,370,193
46,181	Proto Labs, Inc.*	3,094,127

		6,464,320

	Internet Retail 1.3%
258,154	MakeMyTrip Ltd.* (India)	3,549,618

	Internet Software & Services 7.1%
55,331	Cornerstone OnDemand, Inc.*	1,825,923
167,950	Envestnet, Inc.*	5,033,461
173,301	Reis, Inc.	3,925,268
174,000	SMS Co. Ltd. (Japan)	2,943,976
83,193	SPS Commerce, Inc.*	5,647,973

		19,376,601

	Leisure Products 1.3%
117,222	Malibu Boats, Inc.*	1,638,764
144,993	MCBC Holdings, Inc.*	1,879,109

		3,517,873

	Life Sciences Tools & Services 2.4%
122,614	Fluidigm Corp.*	994,400
76,996	ICON plc* (Ireland)	5,464,406

		6,458,806

	Managed Health Care 2.0%
79,148	HealthEquity, Inc.*	2,338,823
417,436	Trupanion, Inc.*	3,151,642

		5,490,465

	Oil & Gas Equipment & Services 0.8%
157,619	Pason Systems, Inc. (Canada)	2,212,942

	Oil & Gas Refining & Marketing 0.3%
384,242	Amyris, Inc.*	772,326

	Pharmaceuticals 7.8%
14,323	Aerie Pharmaceuticals, Inc.*	254,090
96,749	Akorn, Inc.*	2,757,830
165,043	Auris Medical Holding AG* (Switzerland)	587,553
163,308	Cardiovascular Systems, Inc.*	2,586,799
127,152	Cempra, Inc.*	3,539,912
111,933	Egalet Corp.*	1,475,277
68,934	Intra-Cellular Therapies, Inc.*	2,760,117
139,989	Natco Pharma Ltd. (India)	5,259,003
65,582	Phibro Animal Health Corp., Class A	2,074,359

		21,294,940

SEPTEMBER 30, 2015

Shares		Value

	Publishing 1.5%
523,000	Next Co. Ltd. (Japan)	$4,138,897

	Regional Banks 4.8%
282,404	Avenue Financial Holdings, Inc.*	3,727,733
125,319	Customers Bancorp, Inc.*	3,220,698
199,010	People’s Utah Bancorp	3,245,853
60,017	Pinnacle Financial Partners, Inc.	2,965,440

		13,159,724

	Research & Consulting Services 1.0%
175,257	Franklin Covey Co.*	2,814,627

	Restaurants 1.2%
83,103	Zoe’s Kitchen, Inc.*	3,281,737

	Semiconductor Equipment 1.3%
364,281	PDF Solutions, Inc.*	3,642,810

	Semiconductors 2.1%
55,867	NVE Corp.	2,711,784
69,423	Power Integrations, Inc.	2,927,568

		5,639,352

	Specialty Stores 2.0%
205,890	DavidsTea, Inc.* (Canada)	3,224,237
60,752	Hibbett Sports, Inc.*	2,126,928

		5,351,165

	Systems Software 4.8%
116,402	AVG Technologies N.V.*	2,531,744
70,258	FleetMatics Group plc*	3,448,965
260,782	Infoblox, Inc.*	4,167,296
283,766	TubeMogul, Inc.*	2,985,218

		13,133,223

	Technology Hardware, Storage & Peripherals 1.5%
290,211	Intevac, Inc.*	1,334,970
1,129,520	USA Technologies, Inc.*	2,812,505

		4,147,475

	Thrifts & Mortgage Finance 1.6%
1,050,006	Gruh Finance Ltd. (India)	4,275,369

	Trading Companies & Distributors 0.6%
163,840	CAI International, Inc.*	1,651,507

	Trucking 0.7%
61,233	Saia, Inc.*	1,895,161

	Total Common Stocks (cost $182,746,791)	252,301,777

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.2%

	Repurchase Agreement 3.2%
$8,784,540	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $8,660,000 of United States Treasury Bonds 2.125% due 1/31/21; value: $8,961,126; repurchase proceeds: $8,784,540 (cost $8,784,540)	$8,784,540

	Total Short-Term Investments (cost $8,784,540)	8,784,540

	Total Investments (cost $191,531,331) 95.5%§	261,086,317

	Other Assets less Liabilities 4.5%	12,224,526

	NET ASSETS 100.0%	$273,310,843

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 11.55%.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2015, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	2.8
India	8.3
Ireland	2.2
Japan	2.8
Luxembourg	1.4
New Zealand	0.5
Sweden	1.3
Switzerland	0.2
United Kingdom	1.0
United States	79.5

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 84.4%

	Advertising 0.6%
305,000	InternetQ plc* (United Kingdom)	$1,000,703

	Airlines 1.4%
10,000	Allegiant Travel Co.	2,162,500

	Alternative Carriers 1.3%
100,000	inContact, Inc.*	751,000
220,000	ORBCOMM, Inc.*	1,227,600

		1,978,600

	Application Software 2.6%
66,000	Ebix, Inc.	1,647,360
37,000	ESI Group* (France)	1,031,935
42,000	Globant S.A.* (Luxembourg)	1,284,780

		3,964,075

	Asset Management & Custody Banks 1.3%
97,000	Medallion Financial Corp.	735,260
15,221	River and Mercantile Group plc (United Kingdom)	53,965
55,759	Silvercrest Asset Management Group, Inc.	602,755
6,000	Virtus Investment Partners, Inc.	603,000

		1,994,980

	Auto Parts & Equipment 1.3%
30,000	Gentherm, Inc.*	1,347,600
56,920	Unique Fabricating, Inc.	631,812

		1,979,412

	Automotive Retail 1.4%
53,000	Mekonomen AB (Sweden)	1,227,228
45,985	Yellow Hat Ltd. (Japan)	997,030

		2,224,258

	Biotechnology 1.6%
130,000	Abcam plc (United Kingdom)	1,143,504
80,000	Sangamo BioSciences, Inc.*	451,200
40,000	Vitrolife AB (Sweden)	809,084

		2,403,788

	Brewers 1.2%
900,000	Turk Tuborg Bira ve Malt Sanayii A.S.* (Turkey)	1,792,835

	Building Products 2.1%
29,000	Caesarstone Sdot-Yam Ltd. (Israel)	881,600
29,000	Patrick Industries, Inc.*	1,145,210
34,000	Trex Co., Inc.*	1,133,220

		3,160,030

	Commercial Printing 0.6%
150,000	InnerWorkings, Inc.*	937,500

	Commodity Chemicals 0.9%
111,000	Trecora Resources*	1,378,620

	Communications Equipment 1.7%
180,000	ShoreTel, Inc.*	1,344,600
245,000	Telit Communications plc* (United Kingdom)	1,253,039

		2,597,639

	Construction & Engineering 0.7%
55,643	NV5 Holdings, Inc.*	1,032,734

	Construction Materials 0.6%
2,706,000	Dongpeng Holdings Co. Ltd. (China)	908,228

	Consumer Finance 0.6%
24,000	Encore Capital Group, Inc.*	888,000

Shares		Value

	Diversified Banks 0.9%
1,000,000	City Union Bank Ltd. (India)	$1,402,683

	Electrical Components & Equipment 0.3%
500,000	Revolution Lighting Technologies, Inc.*	475,000

	Electronic Equipment & Instruments 1.1%
58,000	Optex Co. Ltd. (Japan)	1,072,121
86,000	SuperCom Ltd.* (Israel)	688,000

		1,760,121

	Electronic Manufacturing Services 1.0%
86,000	Fabrinet*	1,576,380

	Environmental & Facilities Services 0.6%
305,000	Hudson Technologies, Inc.*	905,850

	Food Distributors 0.7%
76,000	Chefs’ Warehouse, Inc. (The)*	1,076,160

	General Merchandise Stores 0.8%
26,000	Seria Co. Ltd. (Japan)	1,283,632

	Health Care Distributors 0.5%
2,300,000	Universal Health International Group Holding Ltd. (China)	759,523

	Health Care Equipment 2.6%
75,000	AtriCure, Inc.*	1,643,250
340,000	Bovie Medical Corp.*	673,200
70,000	iRadimed Corp.*	1,705,200

		4,021,650

	Health Care Facilities 2.1%
42,000	Ensign Group, Inc. (The)	1,790,460
2,199,943	Religare Health Trust** (Singapore)	1,469,573

		3,260,033

	Health Care REITs 0.9%
120,000	CareTrust REIT, Inc.	1,362,000

	Health Care Services 4.5%
34,000	Air Methods Corp.*	1,159,060
900,000	GHP Specialty Care AB* (Sweden)	687,232
55,000	LHC Group, Inc.*	2,462,350
73,000	National Research Corp., Class A	871,620
350,000	Nobilis Health Corp. PIPE*	1,820,461

		7,000,723

	Health Care Supplies 2.7%
150,000	Cerus Corp.*	681,000
15,000	Guerbet (France)	1,067,361
375,000	Synergetics USA, Inc.*	2,463,750

		4,212,111

	Health Care Technology 2.0%
90,000	Nexus AG (Germany)	1,799,299
32,000	Software Service, Inc. (Japan)	1,259,010

		3,058,309

	Home Improvement Retail 1.0%
41,000	Hornbach Baumarkt AG (Germany)	1,534,248

	Homebuilding 2.4%
64,000	Installed Building Products, Inc.*	1,617,920
74,000	LGI Homes, Inc.*	2,012,060

		3,629,980

SEPTEMBER 30, 2015

Shares		Value

	Homefurnishing Retail 1.4%
47,000	Kirkland’s, Inc.	$1,012,380
53,000	Select Comfort Corp.*	1,159,640

		2,172,020

	Hotel & Resort REITs 0.7%
90,000	Summit Hotel Properties, Inc.	1,050,300

	Human Resource & Employment Services 0.4%
169,999	Creek & River Co. Ltd. (Japan)	603,796

	Industrial Machinery 2.3%
67,000	CKD Corp. (Japan)	553,966
31,000	Hy-Lok Corp. (Korea)	893,516
42,000	John Bean Technologies Corp.	1,606,500
33,000	Yushin Precision Equipment Co. Ltd. (Japan)	561,844

		3,615,826

	Internet Software & Services 0.7%
134,600	IntraLinks Holdings, Inc.*	1,115,834

	IT Consulting & Other Services 2.6%
26,000	EPAM Systems, Inc.*	1,937,520
96,000	Perficient, Inc.*	1,481,280
500,000	Sysorex Global Holdings Corp.*	515,000

		3,933,800

	Leisure Products 1.4%
36,700	Malibu Boats, Inc.*	513,066
52,000	MCBC Holdings, Inc.*	673,920
67,000	Nautilus, Inc.*	1,005,000

		2,191,986

	Life Sciences Tools & Services 1.1%
41,000	INC Research Holdings, Inc., Class A*	1,640,000

	Mortgage REITs 1.7%
260,000	Arbor Realty Trust, Inc.††	1,653,600
51,000	Colony Capital, Inc., Class A	997,560

		2,651,160

	Packaged Foods & Meats 2.1%
30,400	John B. Sanfilippo & Son, Inc.	1,558,304
3,000,000	Kawan Food BHD (Malaysia)	1,647,642

		3,205,946

	Personal Products 0.8%
30,000	Nu Skin Enterprises, Inc., Class A	1,238,400

	Pharmaceuticals 5.5%
29,000	Cempra, Inc.*	807,360
20,000	Intra-Cellular Therapies, Inc.*	800,800
700,000	Lee’s Pharmaceutical Holdings Ltd. (China)	905,750
1,300,000	Marksans Pharma Ltd. (India)	2,057,303
160,000	Moberg Pharma AB* (Sweden)	917,214
48,000	Natco Pharma Ltd. (India)	1,803,229
190,000	TWi Pharmaceuticals, Inc.* (Taiwan)	1,238,678

		8,530,334

	Property & Casualty Insurance 3.3%
140,000	1347 Property Insurance Holdings, Inc.*	1,022,000
120,000	Atlas Financial Holdings, Inc.*	2,220,000
208,365	Kingstone Cos., Inc.	1,806,525

		5,048,525

	Regional Banks 4.8%
107,000	Blue Hills Bancorp, Inc.	1,481,950
68,000	Customers Bancorp, Inc.*	1,747,600
51,000	First of Long Island Corp. (The)	1,378,530
111,000	Investar Holding Corp.	1,719,390
69,000	People’s Utah Bancorp	1,125,390

		7,452,860

Shares		Value

	Research & Consulting Services 0.8%
75,000	Franklin Covey Co.*	$1,204,500

	Residential REITs 0.4%
50,000	Bluerock Residential Growth REIT, Inc.	599,000

	Restaurants 0.6%
400,000	Collins Foods Ltd. (Australia)	913,107

	Semiconductor Equipment 0.3%
49,000	PDF Solutions, Inc.*	490,000

	Semiconductors 1.5%
302,724	GigOptix, Inc.*	529,767
140,000	Pixelworks, Inc.*	505,400
96,000	Tower Semiconductor Ltd.* (Israel)	1,235,520

		2,270,687

	Soft Drinks 0.7%
12,000,000	Pepsi-Cola Products Philippines, Inc. (Philippines)	1,052,632

	Specialty Chemicals 0.5%
70,000	Ferro Corp.*	766,500

	Systems Software 1.2%
85,000	AVG Technologies N.V.*	1,848,750

	Technology Hardware, Storage & Peripherals 1.2%
28,000	KONA I Co. Ltd. (Korea)	1,042,222
300,000	USA Technologies, Inc.*	747,000

		1,789,222

	Textiles 0.5%
2,022,000	Best Pacific International Holdings Ltd. (China)	834,869

	Thrifts & Mortgage Finance 1.8%
39,000	Anchor BanCorp Wisconsin, Inc.*	1,661,010
9,000	BofI Holding, Inc.*	1,159,470

		2,820,480

	Trading Companies & Distributors 0.6%
40,000	iMarketKorea, Inc. (Korea)	993,792

	Trucking 1.5%
58,000	Roadrunner Transportation Systems, Inc.*	1,067,200
42,000	Saia, Inc.*	1,299,900

		2,367,100

	Total Common Stocks (cost $104,236,134)	130,123,731

	PREFERRED STOCKS 2.0%

	Oil & Gas Refining & Marketing 0.8%
500,000	Vertex Energy, Inc., Pfd.* *** †	1,310,000

	Pharmaceuticals 1.2%
105,263	Acetylon Pharmaceuticals, Inc., Series B Pfd.* *** †	1,801,050

	Total Preferred Stocks (cost $1,954,999)	3,111,050

	WARRANTS 0.0%

	Oil & Gas Refining & Marketing 0.0%
250,000	Vertex Energy, Inc., expiring 12/24/20* *** †	42,019

	Total Warrants (cost $95,000)	42,019

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)	SEPTEMBER 30, 2015

Principal Amount		Value

	SHORT-TERM INVESTMENTS 12.9%

	Repurchase Agreement 12.9%
$19,808,193	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $20,230,000 of United States Treasury Notes 1.375% due 9/30/20; value: $20,204,713; repurchase proceeds: $19,808,193†† (cost $19,808,193)	$19,808,193

	Total Short-Term Investments (cost $19,808,193)	19,808,193

	Total Investments (cost $126,094,326) 99.3%§	153,084,993

	Other Assets less Liabilities 0.7%	1,083,871

	NET ASSETS 100.0%	$154,168,864

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††All or a portion of this security has been designated as collateral for forward foreign currency exchange contracts. As of September 30, 2015, the contracts were no longer held; therefore, the collateral will be subsequently released.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 21.37%.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2015, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	0.7
China	2.6
France	1.6
Germany	2.5
India	3.9
Israel	2.1
Japan	4.8
Korea	2.2
Luxembourg	1.0
Malaysia	1.2
Philippines	0.8
Singapore	1.1
Sweden	2.7
Taiwan	0.9
Turkey	1.3
United Kingdom	2.6
United States	68.0

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments	SEPTEMBER 30, 2015

Shares		Value

	COMMON STOCKS 93.8%

	Aerospace & Defense 1.6%
684,060	HEICO Corp., Class A	$31,063,165

	Air Freight & Logistics 2.9%
36,319,023	Aramex PJSC (United Arab Emirates)	31,209,777
1,357,122	Echo Global Logistics, Inc.*	26,599,591

		57,809,368

	Airlines 2.8%
257,301	Allegiant Travel Co.	55,641,341

	Apparel Retail 1.0%
1,309,779	Zumiez, Inc.*	20,471,846

	Application Software 8.0%
206,316	Globant S.A.* (Luxembourg)	6,311,206
286,105	HubSpot, Inc.*	13,266,689
325,401	Paylocity Holding Corp.*	9,758,776
608,498	Ultimate Software Group, Inc.*	108,927,227
1,070,236	Zendesk, Inc.*	21,094,352

		159,358,250

	Automotive Retail 4.1%
621,656	Monro Muffler Brake, Inc.	41,992,863
162,913	O’Reilly Automotive, Inc.*	40,728,250

		82,721,113

	Biotechnology 5.5%
2,124,073	Abcam plc (United Kingdom)	18,683,735
1,162,454	Argos Therapeutics, Inc.* ‡‡	5,637,902
1,357,191	ChemoCentryx, Inc.*	8,211,006
360,606	Esperion Therapeutics, Inc.*	8,506,695
533,310	Exact Sciences Corp.*	9,594,247
286,136	Flexion Therapeutics, Inc.*	4,251,981
987,182	Inovio Pharmaceuticals, Inc.*	5,705,912
2,064,571	Sangamo BioSciences, Inc.*	11,644,180
996,987	Seattle Genetics, Inc.*	38,443,819

		110,679,477

	Consumer Finance 0.6%
3,305,639	Mahindra & Mahindra Financial Services Ltd. (India)	12,110,713

	Data Processing & Outsourced Services 1.5%
822,058	ExlService Holdings, Inc.*	30,358,602

	Diversified Banks 2.6%
565,550	HDFC Bank Ltd. ADR (India)	34,549,449
1,566,515	Yes Bank Ltd. (India)	17,503,591

		52,053,040

	Diversified Capital Markets 0.7%
437,341	HFF, Inc., Class A	14,764,632

	Diversified Support Services 1.8%
1,124,516	Copart, Inc.*	36,996,576

	Drug Retail 0.7%
119,229	Cosmos Pharmaceutical Corp. (Japan)	14,033,754

	Electronic Manufacturing Services 1.7%
438,553	IPG Photonics Corp.*	33,316,871

	Environmental & Facilities Services 0.1%
103,023	Tetra Tech, Inc.	2,504,489

	Food Distributors 1.3%
1,897,093	Chefs’ Warehouse, Inc. (The)* ‡‡	26,862,837

Shares		Value

	Health Care Equipment 2.1%
597,388	Abaxis, Inc.	$26,279,098
117,978	DexCom, Inc.*	10,129,591
593,260	Tandem Diabetes Care, Inc.*	5,226,621

		41,635,310

	Health Care Facilities 1.3%
594,026	Ensign Group, Inc. (The)	25,323,328

	Health Care Services 2.2%
1,517,267	ExamWorks Group, Inc.*	44,364,887

	Homefurnishing Retail 1.6%
751,690	Mattress Firm Holding Corp.*	31,390,574

	Industrial Machinery 1.2%
371,805	Proto Labs, Inc.*	24,910,935

	Internet Retail 4.7%
828,553	Blue Nile, Inc.* ‡‡	27,789,668
2,036,490	MakeMyTrip Ltd.* (India)	28,001,737
678,309	Wayfair, Inc., Class A*	23,781,514
113,995	zooplus AG* (Germany)	14,427,411

		94,000,330

	Internet Software & Services 7.8%
500,859	Angie’s List, Inc.*	2,524,330
138,930	Cimpress N.V.*	10,573,962
1,926,066	Cornerstone OnDemand, Inc.*	63,560,178
278,678	Demandware, Inc.*	14,402,079
1,044,959	Envestnet, Inc.*	31,317,421
305,818	Shutterstock, Inc.*	9,247,936
356,041	SPS Commerce, Inc.*	24,171,624

		155,797,530

	IT Consulting & Other Services 1.0%
300,808	Luxoft Holding, Inc.*	19,038,138

	Life Sciences Tools & Services 5.5%
143,081	Bio-Techne Corp.	13,229,269
2,003,520	Divi’s Laboratories Ltd. (India)	34,264,632
1,233,101	Fluidigm Corp.*	10,000,449
752,549	ICON plc* (Ireland)	53,408,402

		110,902,752

	Managed Health Care 1.2%
612,868	HealthEquity, Inc.*	18,110,249
804,065	Trupanion, Inc.*	6,070,691

		24,180,940

	Oil & Gas Drilling 0.1%
343,142	Seadrill Ltd.*	2,024,538

	Oil & Gas Equipment & Services 0.9%
156,123	Dril-Quip, Inc.*	9,089,481
110,894	Exterran Holdings, Inc.	1,996,092
78,835	Oceaneering International, Inc.	3,096,639
414,825	RPC, Inc.	3,671,201

		17,853,413

	Oil & Gas Exploration & Production 0.4%
456,863	EP Energy Corp., Class A*	2,352,844
450,479	Northern Oil and Gas, Inc.*	1,991,117
437,069	WPX Energy, Inc.*	2,893,397

		7,237,358

	Packaged Foods & Meats 1.3%
286,067	GlaxoSmithKline Consumer Healthcare Ltd. (India)	26,357,039

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments (continued)

Shares		Value

	Personal Products 0.7%
945,654	Colgate-Palmolive India Ltd. (India)	$13,905,268

	Pharmaceuticals 2.6%
1,363,036	Auris Medical Holding AG* (Switzerland)	4,852,408
922,297	Cempra, Inc.*	25,676,749
518,229	Intra-Cellular Therapies, Inc.*	20,749,889

		51,279,046

	Regional Banks 3.6%
344,973	Bank of Hawaii Corp.	21,902,336
563,318	Eagle Bancorp, Inc.*	25,630,969
653,991	Glacier Bancorp, Inc.	17,258,822
150,488	Texas Capital Bancshares, Inc.*	7,888,581

		72,680,708

	Research & Consulting Services 0.8%
721,261	Stantec, Inc. (Canada)	15,795,616

	Restaurants 3.3%
1,491,986	Jubilant Foodworks Ltd. (India)	36,662,175
883,565	Papa Murphy’s Holdings, Inc.* ‡‡	12,970,734
416,860	Zoe’s Kitchen, Inc.*	16,461,802

		66,094,711

	Semiconductors 4.3%
538,853	Cavium, Inc.*	33,069,408
327,364	Monolithic Power Systems, Inc.	16,761,037
715,110	Power Integrations, Inc.	30,156,189
161,235	Silicon Laboratories, Inc.*	6,697,702

		86,684,336

	Specialty Stores 1.1%
481,752	Five Below, Inc.*	16,177,232
147,974	Hibbett Sports, Inc.*	5,180,570

		21,357,802

	Systems Software 4.4%
754,194	FleetMatics Group plc*	37,023,383
1,229,162	Infoblox, Inc.*	19,642,009
585,371	Qualys, Inc.*	16,659,659
711,894	TubeMogul, Inc.*	7,489,125
426,883	VASCO Data Security International, Inc.*	7,274,086

		88,088,262

	Trading Companies & Distributors 1.5%
475,868	MSC Industrial Direct Co., Inc., Class A	29,042,224

	Trucking 3.3%
2,749,883	Knight Transportation, Inc.††	65,997,192

	Total Common Stocks (cost $1,411,949,047)	1,876,688,311

	PREFERRED STOCKS 1.8%

	Biotechnology 0.0%
677,966	Nanosys, Inc., Series D Pfd.* *** †	136,135
161,519	Nanosys, Inc., Series E Pfd.* *** †	135,886

		272,021

	Oil & Gas Equipment & Services 0.6%
5,818,582	Drilling Info Holdings, Inc., Series B Pfd.* *** †	12,432,564

Shares		Value

	Systems Software 1.2%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	$8,000,002
33,296	DocuSign, Inc., Series B Pfd. * *** †	635,724
9,974	DocuSign, Inc., Series B-1 Pfd. * *** †	190,435
23,905	DocuSign, Inc., Series D Pfd. * *** †	456,420
618,152	DocuSign, Inc., Series E Pfd. * *** †	11,802,438
157,124	DocuSign, Inc., Series F Pfd.* *** †	2,999,984

		24,085,003

	Total Preferred Stocks (cost $37,534,915)	36,789,588

	LIMITED PARTNERSHIP INTEREST 0.3%

	Asset Management & Custody Banks 0.3%
	Greenspring Global Partners II-B, L.P.* *** †	3,165,480
	Greenspring Global Partners III-B, L.P.* *** †	1,662,383

		4,827,863

	Total Limited Partnership Interest (cost $4,715,091)	4,827,863

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.4%

	Repurchase Agreement 4.4%
$87,423,697	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $89,165,000 of United States Treasury Notes 2.125% due 1/31/21; value: $3,492,356; United States Treasury Notes 1.375% due 9/30/20; value: $85,682,763; repurchase proceeds: $87,423,697†† (cost $87,423,697)	$87,423,697

	Total Short-Term Investments (cost $87,423,697)	87,423,697

	Total Investments (cost $1,541,622,750) 100.3%§	2,005,729,459

	Liabilities less Other Assets (0.3%)	(5,141,826)

	NET ASSETS 100.0%	$2,000,587,633

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

‡‡Affiliated company (see Note 8).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 9.64%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

SEPTEMBER 30, 2015

At September 30, 2015, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	0.8
Germany	0.8
India	10.6
Ireland	2.8
Japan	0.7
Luxembourg	0.3
Switzerland	0.3
United Arab Emirates	1.6
United Kingdom	1.0
United States	81.1

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.4%

	Aerospace & Defense 2.7%
162,809	HEICO Corp., Class A	$7,393,157

	Airlines 3.0%
38,734	Allegiant Travel Co.	8,376,228

	Application Software 3.6%
239,377	Ebix, Inc.	5,974,850
134,602	Globant S.A.* (Luxembourg)	4,117,475

		10,092,325

	Asset Management & Custody Banks 1.1%
29,100	Virtus Investment Partners, Inc.	2,924,550

	Auto Parts & Equipment 2.0%
107,006	Dorman Products, Inc.*	5,445,535

	Building Products 1.0%
88,463	Caesarstone Sdot-Yam Ltd. (Israel)	2,689,275

	Computer & Electronics Retail 1.0%
68,516	GameStop Corp., Class A	2,823,544

	Consumer Finance 4.1%
24,029	Credit Acceptance Corp.*	4,730,589
64,997	PRA Group, Inc.*	3,439,641
122,543	Shriram City Union Finance Ltd. (India)	3,163,171

		11,333,401

	Diversified Banks 2.5%
2,552,010	City Union Bank Ltd. (India)	3,579,661
307,077	Yes Bank Ltd. (India)	3,431,151

		7,010,812

	Diversified Support Services 1.6%
136,892	Copart, Inc.*	4,503,747

	Electronic Manufacturing Services 1.8%
271,187	Fabrinet*	4,970,858

	Fertilizers & Agricultural Chemicals 0.8%
380,259	Intrepid Potash, Inc.*	2,106,635

	Footwear 4.9%
61,940	Deckers Outdoor Corp.*	3,596,236
74,811	Skechers U.S.A., Inc., Class A*	10,030,659

		13,626,895

	Health Care Facilities 3.1%
201,641	Ensign Group, Inc. (The)	8,595,956

	Health Care REITs 2.8%
684,712	CareTrust REIT, Inc.	7,771,481

	Health Care Services 4.7%
98,051	Air Methods Corp.*	3,342,559
218,495	LHC Group, Inc.*	9,782,021

		13,124,580

	Homebuilding 2.8%
281,870	LGI Homes, Inc.*	7,664,045

	Homefurnishing Retail 3.7%
232,187	Kirkland’s, Inc.	5,001,308
237,961	Select Comfort Corp.*	5,206,587

		10,207,895

	Hotel & Resort REITs 2.6%
607,299	Summit Hotel Properties, Inc.	7,087,179

Shares		Value

	Internet Software & Services 2.3%
84,138	Cimpress N.V.*	$6,403,743

	IT Consulting & Other Services 3.5%
53,755	EPAM Systems, Inc.*	4,005,823
89,041	Luxoft Holding, Inc.*	5,635,405

		9,641,228

	Life Sciences Tools & Services 1.0%
38,026	ICON plc* (Ireland)	2,698,705

	Mortgage REITs 6.2%
949,169	Arbor Realty Trust, Inc.	6,036,715
273,865	Colony Capital, Inc., Class A	5,356,800
858,899	MFA Financial, Inc.	5,849,102

		17,242,617

	Oil & Gas Equipment & Services 0.8%
169,223	Geospace Technologies Corp.*	2,336,970

	Oil & Gas Exploration & Production 0.8%
1,086,218	Gran Tierra Energy, Inc.* (Colombia)	2,313,644

	Oil & Gas Refining & Marketing 1.4%
105,136	World Fuel Services Corp.	3,763,869

	Personal Products 2.7%
180,055	Nu Skin Enterprises, Inc., Class A	7,432,670

	Pharmaceuticals 2.9%
154,636	Egalet Corp.*	2,038,103
3,707,803	Marksans Pharma Ltd. (India)	5,867,748

		7,905,851

	Regional Banks 11.5%
239,208	Avenue Financial Holdings, Inc.*	3,157,546
293,901	Customers Bancorp, Inc.*	7,553,256
116,419	MidSouth Bancorp, Inc.	1,362,102
178,417	People’s Utah Bancorp	2,909,981
150,328	Pinnacle Financial Partners, Inc.	7,427,706
88,551	Prosperity Bancshares, Inc.	4,348,740
141,617	Webster Financial Corp.	5,045,814

		31,805,145

	Research & Consulting Services 1.2%
214,023	Franklin Covey Co.*	3,437,209

	Semiconductor Equipment 1.6%
435,382	PDF Solutions, Inc.*	4,353,820

	Semiconductors 2.5%
202,284	Diodes, Inc.*	4,322,809
378,402	Sigma Designs, Inc.*	2,607,190

		6,929,999

	Systems Software 3.5%
443,264	AVG Technologies N.V.*	9,640,992

	Technology Distributors 1.3%
351,561	Electro Rent Corp.	3,649,203

	Trucking 3.4%
133,864	Knight Transportation, Inc.	3,212,736
39,252	Old Dominion Freight Line, Inc.*	2,394,372
81,510	Saia, Inc.*	2,522,734
82,761	Universal Truckload Services, Inc.	1,288,589

		9,418,431

	Total Common Stocks (cost $224,021,507)	266,722,194

SEPTEMBER 30, 2015

Shares		Value

	LIMITED PARTNERSHIP INTEREST 1.3%

	Oil & Gas Storage & Transportation 1.3%
119,053	Delek Logistics Partners L.P.	$3,595,401

	Total Limited Partnership Interest (cost $5,184,560)	3,595,401

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.1%

	Repurchase Agreement 3.1%
$8,564,540	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $8,445,000 of United States Treasury Notes 2.125% due 1/31/21; value: $8,738,650; repurchase proceeds: $8,564,540 (cost $8,564,540)	$8,564,540

	Total Short-Term Investments (cost $8,564,540)	8,564,540

	Total Investments (cost $237,770,607) 100.8%§	278,882,135

	Liabilities less Other Assets (0.8%)	(2,286,873)

	NET ASSETS 100.0%	$276,595,262

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 5.80%.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2015, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Colombia	0.9
India	5.9
Ireland	1.0
Israel	1.0
Luxembourg	1.5
United States	89.7

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 83.1%

	Asset Management & Custody Banks 11.2%
162,237	American Capital Senior Floating Ltd.	$1,799,208
17,000	Ameriprise Financial, Inc.	1,855,210
101,500	FS Investment Corp.	945,980
449,050	Medallion Financial Corp.	3,403,799
134,379	NorthStar Asset Management Group, Inc.	1,929,683

		9,933,880

	Automotive Retail 0.5%
8,300	Penske Automotive Group, Inc.	402,052

	Broadcasting 3.8%
85,100	CBS Corp., Class B	3,395,490

	Cable & Satellite 2.1%
32,700	Comcast Corp., Class A	1,859,976

	Consumer Finance 6.2%
37,030	Capital One Financial Corp.	2,685,416
53,200	Discover Financial Services	2,765,868

		5,451,284

	Data Processing & Outsourced Services 6.3%
30,200	MasterCard, Inc., Class A	2,721,624
40,440	Visa, Inc., Class A	2,817,050

		5,538,674

	Diversified REITs 4.8%
303,100	NorthStar Realty Finance Corp.	3,743,285
355,714	Star Asia Financial Ltd.* *** †	533,571

		4,276,856

	Fertilizers & Agricultural Chemicals 2.8%
29,000	Monsanto Co.	2,474,860

	Integrated Oil & Gas 3.7%
123,785	Suncor Energy, Inc. (Canada)	3,306,307

	Integrated Telecommunication Services 1.0%
20,200	Verizon Communications, Inc.	878,902

	Mortgage REITs 25.1%
60,000	American Capital Mortgage Investment Corp.	884,400
264,000	Capstead Mortgage Corp.	2,610,960
130,491	Colony Capital, Inc., Class A	2,552,404
183,200	Great Ajax Corp.	2,266,184
600,000	MFA Financial, Inc.	4,086,000
150,000	New Residential Investment Corp.	1,965,000
159,200	Starwood Property Trust, Inc.	3,266,784
289,000	Two Harbors Investment Corp.	2,548,980
153,568	ZAIS Financial Corp.	2,057,811

		22,238,523

	Office REITs 2.0%
85,000	Gramercy Property Trust, Inc.	1,765,450

	Oil & Gas Exploration & Production 0.6%
98,492	Evolution Petroleum Corp.	546,631

	Personal Products 5.2%
33,274	Herbalife Ltd.*	1,813,433
68,500	Nu Skin Enterprises, Inc., Class A	2,827,680

		4,641,113

Shares		Value

	Railroads 2.1%
32,600	Canadian National Railway Co. (Canada)	$1,848,846

	Technology Hardware, Storage & Peripherals 1.9%
15,600	Apple, Inc.	1,720,680

	Trading Companies & Distributors 3.8%
114,200	TAL International Group, Inc.*	1,561,114
8,430	W.W. Grainger, Inc.	1,812,534

		3,373,648

	Total Common Stocks (cost $76,674,884)	73,653,172

	EXCHANGE-TRADED FUNDS 0.9%

	Asset Management & Custody Banks 0.9%
12,500	PowerShares Dynamic Pharmaceuticals Portfolio	829,375

	Total Exchange-Traded Funds (cost $360,108)	829,375

	LIMITED PARTNERSHIP INTEREST 11.1%

	Asset Management & Custody Banks 7.7%
109,500	Blackstone Group L.P.	3,467,865
201,000	KKR & Co. L.P.	3,372,780

		6,840,645

	Oil & Gas Storage & Transportation 3.4%
49,582	Magellan Midstream Partners L.P.	2,980,374

	Total Limited Partnership Interest (cost $11,432,482)	9,821,019

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Gold 0.0%
$206,604	Redcorp Ventures Ltd., 13.00%, 7/11/12, Series D* *** † §§ (Canada)	$804

	Total Corporate Bonds (cost $152,583)	804

SEPTEMBER 30, 2015

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.4%

	Repurchase Agreement 3.4%
$ 3,032,863	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $2,990,000 of United States Treasury Notes 2.125% due 1/31/21; value: $3,093,968; repurchase proceeds: $3,032,863 (cost $3,032,863)	$3,032,863

	Total Short-Term Investments (cost $3,032,863)	3,032,863

	Total Investments (cost $91,652,920) 98.5%	87,337,233

	Other Assets less Liabilities 1.5%	1,323,690

	NET ASSETS 100.0%	$88,660,923

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§§In default.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2015, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	6.1
United States	93.9

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 92.2%

	Air Freight & Logistics 1.1%
56,079	Echo Global Logistics, Inc.*	$1,099,148

	Application Software 8.8%
94,652	Exa Corp.*	977,755
37,296	Globant S.A.* (Luxembourg)	1,140,885
24,367	Interactive Intelligence Group, Inc.*	723,944
44,694	Paylocity Holding Corp.*	1,340,373
24,323	QLIK Technologies, Inc.*	886,573
14,001	Ultimate Software Group, Inc.*	2,506,319
42,128	Zendesk, Inc.*	830,343

		8,406,192

	Biotechnology 7.9%
83,574	Argos Therapeutics, Inc.*	405,334
19,052	Bellicum Pharmaceuticals, Inc.*	276,825
84,974	ChemoCentryx, Inc.*	514,093
226,041	Cytokinetics, Inc.*	1,512,214
17,871	Esperion Therapeutics, Inc.*	421,577
16,638	Exact Sciences Corp.*	299,318
5,060	Flexion Therapeutics, Inc.*	75,192
95,791	Inovio Pharmaceuticals, Inc.*	553,672
244,503	Sangamo BioSciences, Inc.*	1,378,997
56,318	Seattle Genetics, Inc.*	2,171,622

		7,608,844

	Building Products 1.3%
15,795	Caesarstone Sdot-Yam Ltd. (Israel)	480,168
22,323	Trex Co., Inc.*	744,026

		1,224,194

	Diversified Banks 2.9%
1,048,081	City Union Bank Ltd. (India)	1,470,125
122,051	Yes Bank Ltd. (India)	1,363,748

		2,833,873

	Electronic Manufacturing Services 1.9%
23,441	IPG Photonics Corp.*	1,780,813

	Environmental & Facilities Services 1.3%
25,556	Waste Connections, Inc.	1,241,511

	Food Distributors 0.6%
43,002	Chefs’ Warehouse, Inc. (The)*	608,908

	Footwear 1.9%
13,890	Skechers U.S.A., Inc., Class A*	1,862,371

	General Merchandise Stores 0.2%
11,965	Ollie’s Bargain Outlet Holdings, Inc.*	193,474

	Health Care Equipment 6.0%
103,505	AtriCure, Inc.*	2,267,794
49,546	Entellus Medical, Inc.*	892,819
88,590	Novadaq Technologies, Inc.* (Canada)	923,994
73,852	Oxford Immunotec Global plc*	997,002
71,967	Tandem Diabetes Care, Inc.*	634,029

		5,715,638

	Homebuilding 3.4%
28,692	Installed Building Products, Inc.*	725,334
92,322	LGI Homes, Inc.*	2,510,235

		3,235,569

	Industrial Machinery 3.2%
63,000	Arcam AB* (Sweden)	1,108,906
29,136	Proto Labs, Inc.*	1,952,112

		3,061,018

Shares		Value

	Internet Retail 1.9%
91,178	MakeMyTrip Ltd.* (India)	$1,253,698
16,655	Wayfair, Inc., Class A*	583,924

		1,837,622

	Internet Software & Services 11.3%
21,769	Cimpress N.V.*	1,656,838
75,169	Cornerstone OnDemand, Inc.*	2,480,577
37,418	Cvent, Inc.*	1,259,490
27,424	Demandware, Inc.*	1,417,272
46,829	Reis, Inc.	1,060,677
44,595	SciQuest, Inc.*	445,950
19,192	Shutterstock, Inc.*	580,366
28,084	SPS Commerce, Inc.*	1,906,623
91,388	Xtera Communications, Inc.* *** †	914

		10,808,707

	IT Consulting & Other Services 1.7%
16,311	Cognizant Technology Solutions Corp., Class A*	1,021,231
9,668	Luxoft Holding, Inc.*	611,888

		1,633,119

	Life Sciences Tools & Services 1.6%
46,713	Fluidigm Corp.*	378,842
16,347	ICON plc* (Ireland)	1,160,147

		1,538,989

	Managed Health Care 1.4%
26,757	HealthEquity, Inc.*	790,669
71,667	Trupanion, Inc.*	541,086

		1,331,755

	Oil & Gas Equipment & Services 0.2%
2,358	Core Laboratories N.V.	235,328

	Oil & Gas Exploration & Production 0.2%
18,589	EP Energy Corp., Class A*	95,733
20,479	WPX Energy, Inc.*	135,571

		231,304

	Oil & Gas Refining & Marketing 0.3%
144,050	Amyris, Inc.*	289,541

	Packaged Foods & Meats 1.3%
13,674	GlaxoSmithKline Consumer Healthcare Ltd. (India)	1,259,866

	Pharmaceuticals 5.5%
20,530	Aerie Pharmaceuticals, Inc.*	364,202
112,091	Auris Medical Holding AG* (Switzerland)	399,044
71,810	Cardiovascular Systems, Inc.*	1,137,470
30,172	Cempra, Inc.*	839,989
86,868	Egalet Corp.*	1,144,920
34,900	Intra-Cellular Therapies, Inc.*	1,397,396

		5,283,021

	Regional Banks 2.4%
83,652	Avenue Financial Holdings, Inc.*	1,104,206
45,797	Customers Bancorp, Inc.*	1,176,983

		2,281,189

	Restaurants 1.9%
46,033	Jubilant Foodworks Ltd. (India)	1,131,157
16,943	Zoe’s Kitchen, Inc.*	669,079

		1,800,236

	Semiconductor Equipment 1.8%
174,405	PDF Solutions, Inc.*	1,744,050

SEPTEMBER 30, 2015

Shares		Value

	Semiconductors 4.8%
22,558	Cavium, Inc.*	$1,384,384
20,591	Monolithic Power Systems, Inc.	1,054,259
14,675	NVE Corp.	712,325
34,760	Power Integrations, Inc.	1,465,829

		4,616,797

	Specialized Consumer Services 0.5%
52,963	LifeLock, Inc.*	463,956

	Specialized Finance 0.7%
22,618	CRISIL Ltd. (India)	634,932

	Specialty Chemicals 3.0%
39,512	Balchem Corp.	2,401,144
468,099	EcoSynthetix, Inc.* (Canada)	462,424

		2,863,568

	Specialty Stores 1.3%
48,380	DavidsTea, Inc.* (Canada)	757,631
15,224	Five Below, Inc.*	511,222

		1,268,853

	Systems Software 8.4%
61,254	FleetMatics Group plc*	3,006,959
85,126	Infoblox, Inc.*	1,360,314
5,798	NetSuite, Inc.*	486,452
49,946	Qualys, Inc.*	1,421,463
126,699	TubeMogul, Inc.*	1,332,873
28,472	VASCO Data Security International, Inc.*	485,163

		8,093,224

	Technology Hardware, Storage & Peripherals 0.5%
105,948	Intevac, Inc.*	487,361

	Trucking 1.0%
38,441	Knight Transportation, Inc.	922,584

	Total Common Stocks (cost $74,414,576)	88,497,555

	PREFERRED STOCKS 1.7%

	Biotechnology 0.1%
169,492	Nanosys, Inc., Series D Pfd.* *** †	34,034
40,380	Nanosys, Inc., Series E Pfd.* *** †	33,972

		68,006

	Health Care Technology 0.6%
253,064	Data Sciences International, Inc., Series B Pfd.* *** †	574,126

	Oil & Gas Equipment & Services 1.0%
435,920	Drilling Info Holdings, Inc., Series B Pfd.* *** †	931,430

	Total Preferred Stocks (cost $2,171,238)	1,573,562

Shares		Value

	LIMITED PARTNERSHIP INTEREST 4.7%

	Asset Management & Custody Banks 4.7%
	Greenspring Global Partners II-B, L.P.* *** †	$2,848,919
	Greenspring Global Partners III-B, L.P.* *** †	1,662,383

		4,511,302

	Total Limited Partnership Interest (cost $4,393,786)	4,511,302

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.6%

	Repurchase Agreement 1.6%
$1,582,068	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $1,620,000 of United States Treasury Notes 1.375% due 9/30/20; value: $1,617,975; repurchase proceeds: $1,582,068†† (cost $1,582,068)	$1,582,068

	Total Short-Term Investments (cost $1,582,068)	1,582,068

	Total Investments (cost $82,561,668) 100.2%§	96,164,487

	Liabilities less Other Assets (0.2%)	(149,195)

	NET ASSETS 100.0%	$96,015,292

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 5.95%.

See Notes to Financial Statements.

At September 30, 2015, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	2.3
India	7.5
Ireland	1.2
Israel	0.5
Luxembourg	1.2
Sweden	1.2
Switzerland	0.4
United States	85.7

TOTAL	100.0%

WASATCH WORLD INNOVATORS FUND (WAGTX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 90.2%

	Aerospace & Defense 1.9%
252,743	Avon Rubber plc (United Kingdom)	$3,495,484

	Alternative Carriers 2.1%
767,227	Gamma Communications plc (United Kingdom)	3,979,933

	Application Software 0.3%
11,723	Cresco Ltd. (Japan)	165,975
44,534	Fukui Computer Holdings, Inc. (Japan)	306,068

		472,043

	Asset Management & Custody Banks 2.9%
34,290	Ameriprise Financial, Inc.	3,742,068
122,075	NorthStar Asset Management Group, Inc.	1,752,997

		5,495,065

	Automotive Retail 5.9%
303,000	Mekonomen AB (Sweden)	7,016,038
40,000	Penske Automotive Group, Inc.	1,937,600
95,876	Yellow Hat Ltd. (Japan)	2,078,749

		11,032,387

	Biotechnology 5.1%
683,945	Abcam plc (United Kingdom)	6,016,105
180,800	Bioventix plc (United Kingdom)	3,023,032
64,655	OPKO Health, Inc.*	543,749

		9,582,886

	Broadcasting 2.9%
90,100	CBS Corp., Class B	3,594,990
70,152	Discovery Communications, Inc.*	1,826,057

		5,421,047

	Cable & Satellite 1.6%
51,182	Comcast Corp., Class A	2,911,232

	Communications Equipment 0.3%
18,223	EVS Broadcast Equipment S.A. (Belgium)	470,755

	Computer & Electronics Retail 0.2%
69,467	FTGroup Co. Ltd. (Japan)	373,264

	Construction Machinery & Heavy Trucks 0.3%
53,594	Morita Holdings Corp. (Japan)	494,914

	Consumer Electronics 1.9%
741,454	Sprue Aegis plc (United Kingdom)	3,545,568

	Consumer Finance 8.9%
74,500	Capital One Financial Corp.	5,402,740
111,000	Discover Financial Services	5,770,890
49,000	Encore Capital Group, Inc.*	1,813,000
35,300	PRA Group, Inc.*	1,868,076
232,000	SLM Corp.*	1,716,800

		16,571,506

	Data Processing & Outsourced Services 4.1%
42,150	MasterCard, Inc., Class A	3,798,558
54,980	Visa, Inc., Class A	3,829,907

		7,628,465

	Education Services 1.6%
644,000	Kroton Educacional S.A. (Brazil)	1,248,363
53,415	TAL Education Group ADR* (China)	1,717,292

		2,965,655

Shares		Value

	Fertilizers & Agricultural Chemicals 1.5%
33,200	Monsanto Co.	$2,833,288

	Food Retail 1.9%
49,469	Arcs Co. Ltd. (Japan)	932,214
441,449	Majestic Wine plc (United Kingdom)	2,518,545

		3,450,759

	Health Care Distributors 0.7%
38,577	Dvx, Inc. (Japan)	340,328
5,000	McKesson Corp.	925,150

		1,265,478

	Health Care Equipment 2.9%
95,600	DiaSorin S.p.A. (Italy)	4,182,963
121,416	Nikkiso Co. Ltd. (Japan)	812,685
72	Sorin S.p.A.* (Italy)	208
20,002	Techno Medica Co. Ltd. (Japan)	413,330

		5,409,186

	Health Care Services 0.5%
34,286	BML, Inc. (Japan)	954,938

	Health Care Supplies 2.8%
2,273,388	Advanced Medical Solutions Group plc (United Kingdom)	5,280,365

	Health Care Technology 2.6%
64,002	Computer Programs and Systems, Inc.	2,696,404
55,451	Software Service, Inc. (Japan)	2,181,668

		4,878,072

	Home Entertainment Software 5.6%
169,692	Activision Blizzard, Inc.††	5,241,786
183,127	Take-Two Interactive Software, Inc.*	5,261,239

		10,503,025

	Home Improvement Retail 0.5%
39,599	Arcland Sakamoto Co. Ltd. (Japan)	852,891

	Homebuilding 0.3%
7,886	Token Corp. (Japan)	593,354

	Household Appliances 0.5%
65,953	SodaStream International Ltd.* (Israel)	907,513

	Human Resource & Employment Services 0.9%
241,646	Creek & River Co. Ltd. (Japan)	858,270
65,323	WDB Holdings Co. Ltd. (Japan)	756,865

		1,615,135

	Hypermarkets & Super Centers 1.1%
14,216	Costco Wholesale Corp.	2,055,207

	Industrial Machinery 1.2%
26,314	Arcam AB* (Sweden)	463,170
53,797	Fukushima Industries Corp. (Japan)	1,090,974
44,406	SLM Solutions Group AG* (Germany)	730,415

		2,284,559

	Internet Retail 3.9%
4,748	Amazon.com, Inc.*	2,430,454
62,573	Oisix, Inc.* (Japan)	1,136,340
2,325	Priceline Group, Inc. (The)*	2,875,699
68,009	Rakuten, Inc. (Japan)	869,756

		7,312,249

	Internet Software & Services 3.3%
20,800	Alibaba Group Holding Ltd. ADR* (China)	1,226,576
6,015	Alphabet, Inc., Class A*	3,839,796
292,017	NetGem S.A. (France)	717,609

SEPTEMBER 30, 2015

Shares		Value

	Internet Software & Services (continued)
6,528	Xtera Communications, Inc.* *** †	$65
13,744	Zillow Group, Inc., Class A*	394,865

		6,178,911

	IT Consulting & Other Services 3.1%
91,614	Cognizant Technology Solutions Corp., Class A*	5,735,952

	Leisure Products 1.8%
1,383,283	Photo-Me International plc (United Kingdom)	3,288,953

	Life Sciences Tools & Services 1.3%
17,490	Tecan Group AG (Switzerland)	2,460,756

	Movies & Entertainment 0.5%
22,331	Viacom, Inc., Class B	963,583

	Oil & Gas Equipment & Services 0.3%
5,100	Core Laboratories N.V.	508,980

	Oil & Gas Refining & Marketing 2.2%
115,900	World Fuel Services Corp.	4,149,220

	Personal Products 2.9%
33,601	Herbalife Ltd.*	1,831,254
85,200	Nu Skin Enterprises, Inc., Class A	3,517,056

		5,348,310

	Pharmaceuticals 1.8%
19,163	Valeant Pharmaceuticals International, Inc.* (Canada)	3,418,296

	Publishing 0.9%
80,871	New York Times Co. (The)	955,087
81,433	Next Co. Ltd. (Japan)	644,441

		1,599,528

	Real Estate Services 0.6%
27,774	Century 21 Real Estate of Japan Ltd. (Japan)	253,156
6,500	Jones Lang LaSalle, Inc.	934,505

		1,187,661

	Semiconductors 1.6%
137,000	ARM Holdings plc (United Kingdom)	1,968,829
250,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,001,919

		2,970,748

	Specialty Stores 0.6%
26,706	Fenix Outdoor International AG (Sweden)	1,061,045

	Systems Software 0.9%
21,000	Check Point Software Technologies Ltd.* (Israel)	1,665,930

	Technology Hardware, Storage & Peripherals 0.5%
6,814	Apple, Inc.	751,584
156,800	Asetek A/S* (Norway)	199,558

		951,142

	Wireless Telecommunication Services 1.0%
146,600	MTN Group Ltd. (South Africa)	1,885,037

	Total Common Stocks (cost $154,031,350)	168,010,275

Shares		Value

	LIMITED PARTNERSHIP INTEREST 0.1%

	Asset Management & Custody Banks 0.1%
	Greenspring Global Partners II-B, L.P.* *** †	$316,546

	Total Limited Partnership Interest (cost $321,292)	316,546

Principal Amount		Value
	SHORT-TERM INVESTMENTS 7.8%

	Repurchase Agreement 7.8%
$14,459,758	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $14,255,000 of United States Treasury Notes 2.125% due 1/31/21; value: $14,750,675; repurchase proceeds: $14,459,758†† (cost $14,459,758)	$14,459,758

	Total Short-Term Investments (cost $14,459,758)	14,459,758

	Total Investments (cost $168,812,400) 98.1%§	182,786,579

	Other Assets less Liabilities 1.9%	3,485,444

	NET ASSETS 100.0%	$186,272,023

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 29.86%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2015, Wasatch World Innovators Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Belgium	0.3
Brazil	0.7
Canada	2.0
China	1.8
France	0.4
Germany	0.4
Israel	1.5
Italy	2.5
Japan	9.6
Norway	0.1
South Africa	1.1
Sweden	5.1
Switzerland	1.5
Taiwan	0.6
United Kingdom	19.7
United States	52.7

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments

Principal Amount		Value

	ASSET-BACKED SECURITIES 7.1%

$1,000,000	Avis Budget Rental Car Funding AESOP, LLC, 2.50%, 7/20/21, Series 2015-1A, Class A	$1,008,636
500,000	Avis Budget Rental Car Funding AESOP, LLC, 2.63%, 12/20/21, Series 2015-2A, Class A	505,601
1,500,000	Citibank Credit Card Issuance Trust, 5.65%, 9/20/19, Series 2007-A8, Class A8	1,630,432
267,685	Cronos Containers Program I Ltd., 3.27%, 11/18/29, Series 2014-2A, Class A (Bermuda)	272,314
1,250,000	GE Capital Credit Card Master Note Trust, 2.22%, 1/15/22, Series 2012-2, Class A	1,270,256
1,000,000	Hertz Vehicle Financing, LLC, 1.83%, 8/25/19, Series 2013-1A, Class A2	996,879
585,000	World Financial Network Credit Card Master Trust, 1.76%, 5/17/21, Series 2012-B, Class A	590,414
1,400,000	World Financial Network Credit Card Master Trust, 3.14%, 1/17/23, Series 2012-A, Class A	1,465,342

	Total Asset-Backed Securities (cost $7,754,133)	7,739,874

	COLLATERALIZED MORTGAGE OBLIGATIONS 18.1%

1,000,000	Banc of America Commercial Mortgage Trust, 5.784%, 4/10/49, Series 2007-2, Class A4†††	1,037,615
336,426	Federal Home Loan Mortgage Corp., 1.50%, 9/15/22, Series 3760, Class BA	337,730
656,598	Federal Home Loan Mortgage Corp., 1.50%, 7/15/23, Series 4221, Class HJ	658,685
40,921	Federal Home Loan Mortgage Corp., 1.50%, 4/15/24, Series 3780, Class TA	41,275
60,701	Federal Home Loan Mortgage Corp., 2.431%, 12/1/32, Series 847527†††	64,722
60,043	Federal Home Loan Mortgage Corp., 2.472%, 5/1/31, Series 847292†††	63,417
13,802	Federal Home Loan Mortgage Corp., 2.48%, 8/1/33, Series 847281†††	14,338
168,782	Federal Home Loan Mortgage Corp., 3.022%, 1/1/25, Series 775629†††	176,987
104,620	Federal Home Loan Mortgage Corp., 3.063%, 5/1/25, Series 775617†††	111,008
363,738	Federal Home Loan Mortgage Corp., 3.50%, 6/15/25, Series 4057, Class VB	389,356
710,000	Federal Home Loan Mortgage Corp., 3.50%, 7/15/45, Series 4495, Class JC	705,951
468,743	Federal Home Loan Mortgage Corp., 4.00%, 11/15/38, Series 3740, Class AB	495,473
39,119	Federal Home Loan Mortgage Corp., 5.50%, 10/1/25, Series C90925	43,338
160,545	Federal Home Loan Mortgage Corp., 5.50%, 8/1/29, Series C46102	179,845
254,464	Federal National Mortgage Assoc., 2.034%, 12/1/35, Series 848390†††	266,893
367,789	Federal National Mortgage Assoc., 2.055%, 1/1/35, Series 825245†††	388,113
91,411	Federal National Mortgage Assoc., 2.16%, 11/1/34, Series 782320†††	96,803
1,000,000	Federal National Mortgage Assoc., 2.42%, 4/1/22	1,021,423
74,607	Federal National Mortgage Assoc., 2.434%, 2/1/21, Series 313380†††	76,344

Principal Amount		Value

	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 49,824	Federal National Mortgage Assoc., 2.758%, 1/1/18, Series 57735†††	$49,960
1,029,134	Federal National Mortgage Assoc., 3.00%, 1/1/28, Series AB7546	1,076,639
112,968	Federal National Mortgage Assoc., 3.50%, 6/25/23, Series 2003-46, Class LD	117,811
1,495,374	Federal National Mortgage Assoc., 3.50%, 6/1/32, Series AL2525	1,589,619
953,659	Federal National Mortgage Assoc., 3.50%, 5/1/33, Series AB9412	1,009,610
104,110	Federal National Mortgage Assoc., 3.875%, 1/25/39, Series 2009-2, Class WJ	110,144
11,064	Federal National Mortgage Assoc., 4.00%, 10/25/32, Series 2003-28, Class GA	11,113
512,000	Federal National Mortgage Assoc., 4.00%, 9/25/33, Series 2014-67, Class VK	558,985
57,293	Federal National Mortgage Assoc., 4.079%, 7/1/19, Series 070377†††	59,779
784,404	Federal National Mortgage Assoc., 4.55%, 10/1/33	800,349
186,031	Federal National Mortgage Assoc., 5.50%, 5/25/23, Series 2003-42, Class EK	205,370
346,169	Federal National Mortgage Assoc., 8.206%, 11/25/44, Series 2014-73, Class US†††	352,377
394,003	Government National Mortgage Assoc., 1.625%, 9/20/34, Series 81054†††	410,554
196,072	Government National Mortgage Assoc., 1.75%, 1/20/30, Series 80364†††	203,444
469,449	Government National Mortgage Assoc., 1.75%, 6/20/30, Series 80416†††	482,491
134,618	Government National Mortgage Assoc., 2.125%, 7/20/34, Series 80987†††	139,663
297,874	Government National Mortgage Assoc., 3.00%, 8/20/38, Series 2010-47, Class CG	303,164
222,123	Government National Mortgage Assoc., 3.00%, 12/20/38, Series 2010-89, Class PA	224,973
565,068	Government National Mortgage Assoc., 3.00%, 5/20/39, Series 2010-68, Class YE	585,984
259,874	Government National Mortgage Assoc., 3.50%, 1/20/37, Series 2009-31, Class PD	261,685
587,736	Government National Mortgage Assoc., 3.50%, 7/20/40, Series 2012-10, Class LA	619,276
58,122	Government National Mortgage Assoc., 4.00%, 6/20/38, Series 2009-69, Class WC	58,843
404,204	Government National Mortgage Assoc., 4.00%, 9/20/38, Series 2009-108, Class WG	421,267
346,066	Government National Mortgage Assoc., 4.00%, 3/20/39, Series 2009-31, Class TA	363,779
352,484	Government National Mortgage Assoc., 4.00%, 4/16/39, Series 2009-110, Class AB	377,839
309,087	Government National Mortgage Assoc., 4.00%, 8/20/39, Series 2009-69, Class PV	332,819
186,589	Government National Mortgage Assoc., 4.50%, 2/20/38, Series 2009-55, Class NP	199,454
304,658	Government National Mortgage Assoc., 4.50%, 3/20/39, Series 2009-14, Class AG	330,015
268,545	Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC	278,789
34,837	Government National Mortgage Assoc., 5.00%, 8/20/39, Series 004513	36,766
460,861	Government National Mortgage Assoc., 8.268%, 4/20/45, Series 2015-53, Class US, INV FL†††	474,381
982,431	LB-UBS Commercial Mortgage Trust, 5.858%, 7/15/40, Series 2007-C6, Class A4†††	1,024,116

SEPTEMBER 30, 2015

Principal Amount		Value

	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 330,343	RBSCF Trust, 6.15%, 2/16/51, Series 2010-RR3, Class WBTA†††	$338,215
200,000	RBSCF Trust, 5.692%, 4/16/49, Series 2010-RR4, Class MSCA†††	207,695

	Total Collateralized Mortgage Obligations (cost $19,512,085)	19,786,284

	CORPORATE BONDS 45.3%

	Aerospace & Defense 0.9%
1,000,000	Lockheed Martin Corp., 3.35%, 9/15/21	1,036,200

	Air Freight & Logistics 0.6%
620,000	United Parcel Service, Inc., 5.50%, 1/15/18	681,002

	Automotive Retail 0.7%
775,000	AutoZone, Inc., 5.50%, 11/15/15	779,231

	Beverages — Non-alcoholic 1.2%
500,000	PepsiAmericas, Inc., 5.00%, 5/15/17	530,860
750,000	PepsiCo, Inc., 5.00%, 6/1/18	820,970

		1,351,830

	Cable & Satellite 0.7%
750,000	DIRECTV Holdings, LLC / DIRECTV Financing Co., Inc., 5.20%, 3/15/20	819,275

	Construction Machinery & Heavy Trucks 1.4%
500,000	Caterpillar Financial Services Corp., 5.85%, 9/1/17 MTN	542,802
1,000,000	John Deere Capital Corp., 2.25%, 4/17/19	1,016,295

		1,559,097

	Consumer Finance 0.9%
1,000,000	American Express Credit Corp., 2.25%, 8/15/19 MTN	1,003,500

	Cosmetics & Toiletries 0.4%
337,806	Procter & Gamble — ESOP, 9.36%, 1/1/21, Series A	406,829

	Diversified Banks 5.6%
750,000	Bank of America Corp., 2.60%, 1/15/19	757,620
500,000	Bank of America Corp., 3.75%, 7/12/16, Series 1	509,962
500,000	Bank of America Corp., 5.875%, 1/5/21	572,614
1,250,000	Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	1,286,577
1,000,000	US Bancorp, 2.20%, 11/15/16 MTN	1,014,545
1,125,000	US Bancorp, 3.00%, 3/15/22 MTN	1,151,608
700,000	Wachovia Corp., 5.75%, 2/1/18 MTN	765,975

		6,058,901

	Diversified Financial Services 3.4%
1,000,000	General Electric Capital Corp., 4.65%, 10/17/21 MTN	1,124,788
1,350,000	General Electric Capital Corp., 5.40%, 2/15/17 MTN	1,427,614
1,000,000	General Electric Capital Corp., 5.625%, 5/1/18 MTN	1,107,060

		3,659,462

	Diversified Financial Services 1.5%
750,000	Franklin Resources, Inc., 4.625%, 5/20/20	833,701
750,000	New York Life Global Funding, 2.15%, 6/18/19	756,425

		1,590,126

Principal Amount		Value

	CORPORATE BONDS (continued)
	Electric Utilities 1.0%
$ 1,000,000	TECO Finance, Inc., 6.572%, 11/1/17	$1,099,459

	Enterprise Software & Services 2.1%
1,000,000	CA, Inc., 5.375%, 12/1/19	1,094,864
1,250,000	Oracle Corp., 2.50%, 10/15/22	1,221,192

		2,316,056

	Finance — Auto Loans 0.4%
400,000	Ford Motor Credit Co., LLC, 6.625%, 8/15/17	431,823

	Finance — Credit Card 1.0%
975,000	American Express Co., 6.15%, 8/28/17	1,057,865

	Finance — Other Services 0.5%
500,000	Sun Canada Financial Co., 7.25%, 12/15/15	506,456

	Financial Services 0.5%
500,000	Northern Trust Corp., 3.95%, 10/30/25	523,660

	Instruments — Scientific 0.7%
700,000	Thermo Fisher Scientific, Inc., 4.70%, 5/1/20	759,438

	Integrated Telecommunication Services 0.9%
66,549	Ameritech Capital Funding, 9.10%, 6/1/16	69,500
870,000	AT&T, Inc., 5.50%, 2/1/18	942,682

		1,012,182

	Investment Banking & Brokerage 1.0%
1,000,000	Morgan Stanley, 5.50%, 7/24/20 MTN	1,122,653

	Medical Instruments 1.1%
1,100,000	Medtronic, Inc., 4.45%, 3/15/20	1,209,505

	Medical — Health Maintenance Organizations 2.0%
1,000,000	Anthem, Inc., 4.35%, 8/15/20	1,072,435
1,000,000	Coventry Health Care, Inc., 5.95%, 3/15/17	1,063,265

		2,135,700

	Movies & Entertainment 1.3%
1,000,000	Walt Disney Co. (The), 2.75%, 8/16/21	1,024,832
350,000	Walt Disney Co. (The), 6.00%, 7/17/17, Series C MTN	381,630

		1,406,462

	Multimedia 0.8%
800,000	NBCUniversal Media, LLC, 5.15%, 4/30/20	902,999

	Office Furnishings 0.5%
500,000	Steelcase, Inc., 6.375%, 2/15/21	557,660

	Oil Companies — Integrated 2.7%
750,000	ConocoPhillips, 5.75%, 2/1/19	842,579
1,000,000	Exxon Mobil Corp., 1.819%, 3/15/19	1,008,341
1,000,000	Phillips 66, 4.30%, 4/1/22	1,047,816

		2,898,736

	Other Diversified Financial Services 1.3%
1,350,000	JPMorgan Chase & Co., 4.35%, 8/15/21	1,454,859

	Pharmaceuticals 2.2%
745,000	AstraZeneca plc, 5.90%, 9/15/17 (United Kingdom)	811,716
725,000	Pharmacia Corp., 6.50%, 12/1/18	833,278
575,000	Pharmacia Corp., 6.75%, 12/15/27	730,346

		2,375,340

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)

Principal Amount		Value

	CORPORATE BONDS (continued)

	Railroads 1.0%
$ 1,000,000	Union Pacific Corp., 5.70%, 8/15/18	$1,120,274

	Regional Banks 3.3%
1,500,000	BB&T Corp., 2.15%, 3/22/17 MTN	1,519,780
1,200,000	Fifth Third Bancorp, 5.45%, 1/15/17	1,255,583
750,000	SunTrust Banks, Inc., 3.50%, 1/20/17	768,412

		3,543,775

	Restaurants 0.5%
500,000	Yum! Brands, Inc., 5.30%, 9/15/19	552,364

	Semiconductor Equipment 0.9%
250,000	Applied Materials, Inc., 2.65%, 6/15/16	253,444
700,000	Applied Materials, Inc., 4.30%, 6/15/21	750,934

		1,004,378

	Specialty Chemicals 1.3%
1,150,000	Lubrizol Corp., 8.875%, 2/1/19	1,406,450

	Steel 1.0%
1,000,000	Nucor Corp., 5.75%, 12/1/17	1,078,185

	Total Corporate Bonds (cost $49,055,977)	49,421,732

	MUNICIPAL BONDS 3.1%

650,000	Arizona State Transportation Board Highway Revenue, 5.00%, 7/1/23	672,529
695,000	City of Westminster, Colorado 2.415%, 12/1/19, Series B	700,748
595,609	Minnesota Housing Finance Agency, 2.70%, 9/1/41	594,787
415,000	Richmond Joint Powers Financing Authority, 8.25%, 7/1/19, Class B	462,252
500,000	State of Louisiana, 5.00%, 7/15/26, Series C	588,380
310,000	Township of Robbinsville, 4.00%, 7/15/23, Series B	331,932

	Total Municipal Bonds (cost $3,234,327)	3,350,628

Shares		Value

	EXCHANGE-TRADED FUNDS 0.8%

	Asset Management & Custody Banks 0.8%
9,000	iShares S&P U.S. Preferred Stock Index Fund ETF	$347,400
25,000	Market Vectors Preferred Securities ex Financials ETF	489,750

		837,150

	Total Exchange-Traded Funds (cost $881,693)	837,150

Principal Amount		Value

	U.S. GOVERNMENT AGENCY SECURITIES 13.4%

$1,500,000	Federal Farm Credit Banks, 1.97%, 4/21/21	$1,506,212
2,000,000	Federal Farm Credit Banks, 2.29%, 4/14/22	2,000,208
1,000,000	Federal Farm Credit Banks, 2.35%, 4/14/22	1,000,233
1,050,000	Federal Farm Credit Banks, 2.60%, 10/6/22	1,079,148
1,000,000	Federal Home Loan Bank, 1.04%, 5/29/18	996,766
1,000,000	Federal Home Loan Bank, 1.15%, 11/28/17	1,004,356
1,000,000	Federal Home Loan Bank, 1.50%, 12/30/22##	1,001,639
2,000,000	Federal Home Loan Bank, 1.75%, 11/8/22, Series 0000##	2,001,502
1,500,000	Federal Home Loan Mortgage Corp., 2.50%, 5/27/16	1,521,280
420,143	New Valley Generation IV, 4.687%, 1/15/22	459,469
800,000	Tennessee Valley Authority, 3.875%, 2/15/21	887,020
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,116,232

	Total U.S. Government Agency Securities (cost $14,454,286)	14,574,065

	U.S. TREASURY NOTES 8.6%

3,125,000	U.S. Treasury Note, 3.25%, 12/31/16	3,232,828
4,100,000	U.S. Treasury Note, 3.625%, 8/15/19	4,477,860
1,500,000	U.S. Treasury Note, 3.625%, 2/15/20	1,647,872

	Total U.S. Treasury Notes (cost $9,228,304)	9,358,560

Shares		Value

	PREFERRED STOCKS 1.0%

	Consumer Finance 0.3%
12,000	Capital One Financial Corp., 6.70%, Series D Pfd.§§§	$318,000

	Diversified Banks 0.7%
20,000	Bank of America Corp., 6.625%, Series W Pfd.§§§	515,200
12,000	Citigroup, Inc., 6.875%, Series L Pfd.§§§	319,320

		834,520

	Total Preferred Stocks (cost $1,145,092)	1,152,520

SEPTEMBER 30, 2015

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.9%

	Repurchase Agreement 1.9%
$2,029,446	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $2,005,000 of United States Treasury Notes 2.125% due 1/31/21; value: $2,074,718; repurchase proceeds: $2,029,446 (cost $2,029,446)	$2,029,446

	Total Short-Term Investments (cost $2,029,446)	2,029,446

	Total Investments (cost $107,295,343) 99.3%	108,250,259

	Other Assets less Liabilities 0.7%	708,627

	NET ASSETS 100.0%	$108,958,886

†††Variable rate securities.

§§§Perpetual maturity. Callable any time after first call date. Maturity date is next call date.

##Step bond. The rate shown is as of September 30, 2015 and will reset at a future date.

ESOP Employee Stock Ownership Plan.

ETF Exchange-Traded Fund.

MTN Medium Term Note.

See Notes to Financial Statements.

At September 30, 2015, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Bermuda	0.2
United Kingdom	0.8
United States	99.0

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments	SEPTEMBER 30, 2015

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 98.2%

$139,000,000	U.S. Treasury Bond, 2.50%, 2/15/45	$127,963,261
2,000,000	U.S. Treasury Bond, 2.75%, 11/15/42	1,947,188
44,400,000	U.S. Treasury Bond, 2.875%, 5/15/43	44,257,787
45,000,000	U.S. Treasury Bond, 2.875%, 8/15/45	44,977,725
8,000,000	U.S. Treasury Bond, 3.125%, 2/15/42	8,419,376
39,000,000	U.S. Treasury Bond, 3.125%, 8/15/44	40,817,985
18,100,000	U.S. Treasury Bond, 3.75%, 11/15/43	21,310,397
77,000,000	U.S. Treasury Strip, principal only, 5/15/44	32,389,665

	Total U.S. Government Obligations (cost $324,376,092)	322,083,384

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$4,582,570	Repurchase Agreement dated 9/30/15, 0.00% due 10/1/15 with State Street Bank and Trust Co. collateralized by $4,685,000 of United States Treasury Notes 1.375% due 9/30/20; value: $4,679,144; repurchase proceeds: $4,582,570 (cost $4,582,570)	$4,582,570

	Total Short-Term Investments (cost $4,582,570)	4,582,570

	Total Investments (cost $328,958,662) 99.6%	326,665,954

	Other Assets less Liabilities 0.4%	1,194,963

	NET ASSETS 100.0%	$327,860,917

	See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$778,625,415	$46,246,358	$34,714,915
Affiliated issuers[1]	—	—	—
Repurchase agreements	119,120,957	2,268,300	3,519,811

	$897,746,372	$48,514,658	$38,234,726

Investments, at market value
Unaffiliated issuers	$1,050,777,396	$61,300,673	$34,456,710
Affiliated issuers[1]	—	—	—
Repurchase agreements	119,120,957	2,268,300	3,519,811

	1,169,898,353	63,568,973	37,976,521
Cash	2,658,212	—	—
Foreign currency on deposit (cost of $0, $944,650, $0, $562,822, $16,570,230, $48, $226,054 and $445,053, respectively)	—	948,708	—
Receivable for investment securities sold	7,836,963	—	—
Capital shares receivable	752,399	9,228	6,777
Interest and dividends receivable	404,489	22,916	21,053
Prepaid expenses and other assets	31,325	12,022	7,608

Total Assets	1,181,581,741	64,561,847	38,011,959

Liabilities:
Bank overdraft of foreign currency (cost of $0, $0, $62, $0, $0, $0, $0 and $0, respectively)	—	—	63
Payable for securities purchased	13,392,860	—	—
Capital shares payable	437,981	38,029	38,130
Payable to Advisor	984,712	64,423	24,888
Accrued fund administration fees	16,715	587	267
Accrued expenses and other liabilities	212,364	48,028	36,463
Foreign capital gains taxes payable	1,407,632	560,851	116,028
Line of credit payable	—	—	—
Other payables	—	40	—

Total Liabilities	16,452,264	711,958	215,839

Net Assets	$1,165,129,477	$63,849,889	$37,796,120

Net Assets Consist of:
Capital stock	$201,409	$207,875	$45,083
Paid-in-capital in excess of par	767,762,103	49,754,741	45,905,172
Undistributed net investment income (loss)	(8,200,589)	(1,394,746)	(277,867)
Undistributed net realized gain (loss) on investments and foreign currency translations	134,621,429	784,327	(7,500,611)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	270,745,125	14,497,692	(375,657)

Net Assets	$1,165,129,477	$63,849,889	$37,796,120

Net Assets
Investor Class	1,014,515,147	63,849,889	18,526,614
Institutional Class	150,614,330	—	19,269,506

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	17,543,616	20,787,487	2,218,050
Institutional Class	2,597,329	—	2,290,284

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$57.83	$3.07	$8.35

Institutional Class	$57.99	$—	$8.41

[1]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

SEPTEMBER 30, 2015

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND

$891,437,088	$962,323,198	$135,542,502	$1,055,659,080	$399,414,814
—	31,662,296	—	—	—
—	23,472,377	685,704	12,275,005	23,124,583

$891,437,088	$1,017,457,871	$136,228,206	$1,067,934,085	$422,539,397

$954,930,074	$951,611,391	$155,842,386	$1,304,387,825	$430,464,823
—	29,224,572	—	—	—
—	23,472,377	685,704	12,275,005	23,124,583

954,930,074	1,004,308,340	156,528,090	1,316,662,830	453,589,406
—	5,309,168	1,204,075	—	—

562,822	16,566,410	47	224,951	445,046
29,472,237	21,354,383	7,518	2,871,599	17,947
315,902	852,989	20,778	501,262	675,442
625,153	2,316,337	95,739	2,394,584	1,103,831
38,892	28,536	13,536	36,623	17,935

985,945,080	1,050,736,163	157,869,783	1,322,691,849	455,849,607

—	—	—	—	—
636,378	10,462,108	1,204,110	3,000,052	1,266,549
627,049	2,322,889	22,875	1,722,486	123,464
1,301,907	1,445,768	199,012	1,356,021	595,212
14,377	15,173	2,165	19,889	6,194
333,563	579,748	64,739	498,313	234,519
870,195	8,237,417	408,990	—	128,543
794,884	—	—	—	—
—	—	—	—	—

4,578,353	23,063,103	1,901,891	6,596,761	2,354,481

$981,366,727	$1,027,673,060	$155,967,892	$1,316,095,088	$453,495,126

$4,103,007	$3,705,563	$444,216	$472,095	$1,657,210
954,585,806	1,081,050,861	119,321,339	1,088,806,978	399,145,296
(13,624,992)	1,547,031	(2,258,540)	(4,649,406)	(710,582)
(26,331,986)	(37,177,189)	18,571,740	(17,218,701)	22,486,109

62,634,892	(21,453,206)	19,889,137	248,684,122	30,917,093

$981,366,727	$1,027,673,060	$155,967,892	$1,316,095,088	$453,495,126

981,366,727	1,027,673,060	155,967,892	1,316,095,088	453,495,126
—	—	—	—	—

410,300,730	370,556,323	44,421,593	47,209,464	165,721,038
—	—	—	—	—

$2.39	$2.77	$3.51	$27.88	$2.74

$—	$—	$—	$—	$—

WASATCH FUNDS — Statements of Assets and Liabilities (continued)

	LARGE CAP VALUE FUND	LONG/SHORT FUND	MICRO CAP FUND

Assets:
Investments, at cost
Unaffiliated issuers	$232,455,269	$1,083,841,914	$182,746,791
Affiliated issuers[1]	—	98,376,496	—
Repurchase agreements	1,470,547	52,286,876	8,784,540

	$233,925,816	$1,234,505,286	$191,531,331

Investments, at market value
Unaffiliated issuers	$243,797,409	$942,103,885	$252,301,777
Affiliated issuers[1]	—	26,162,208	—
Repurchase agreements	1,470,547	52,286,876	8,784,540

	245,267,956	1,020,552,969	261,086,317
Cash	—	71,756	95,019
Foreign currency on deposit (cost of $0, $0, $16,958, $9,481, $7, $0, $20 and $0, respectively)	—	—	17,045
Receivable for investment securities sold	2,427,229	11,034,011	14,383,490
Receivable from broker for securities sold short	—	270,028,416	—
Capital shares receivable	10,596	190,630	2,752
Interest and dividends receivable	250,273	1,648,581	94,479
Prepaid expenses and other assets	13,468	46,171	13,971

Total Assets	247,969,522	1,303,572,534	275,693,073

Liabilities:
Securities sold short, at value (proceeds of $0, $274,609,852, $0, $0, $0, $0, $0 and $0, respectively)	—	263,064,239	—
Payable for securities purchased	647,864	1,588,215	1,881,384
Capital shares payable	1,383,954	12,237,731	27,082
Dividends payable to shareholders	15,547	—	—
Payable to Advisor	189,260	1,022,006	413,606
Accrued fund administration fees	4,048	17,813	3,917
Accrued expenses and other liabilities	147,866	315,873	56,241
Foreign capital gains taxes payable	—	—	—
Dividends payable on securities sold short	—	342,769	—

Total Liabilities	2,388,539	278,588,646	2,382,230

Net Assets	$245,580,983	$1,024,983,888	$273,310,843

Net Assets Consist of:
Capital stock	$277,694	$828,922	$379,095
Paid-in-capital in excess of par	215,231,768	1,163,478,575	163,760,254
Undistributed net investment income (loss)	(17,753)	330,202	(764,789)
Undistributed net realized gain (loss) on investments, options and foreign currency translations	18,747,134	62,752,893	40,379,170
Net unrealized appreciation (depreciation) on investments and foreign currency translations	11,342,140	(202,406,704)	69,557,113

Net Assets	$245,580,983	$1,024,983,888	$273,310,843

Net Assets
Investor Class	244,055,823	616,191,755	273,310,843
Institutional Class	1,525,160	408,792,133	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	27,596,831	49,860,921	37,909,511
Institutional Class	172,602	33,031,279	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$8.84	$12.36	$7.21

Institutional Class	$8.84	$12.38	$—

[1]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

SEPTEMBER 30, 2015

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$106,286,133	$1,361,180,905	$229,206,067	$88,620,057	$80,979,600
—	93,018,148	—	—	—
19,808,193	87,423,697	8,564,540	3,032,863	1,582,068

$126,094,326	$1,541,622,750	$237,770,607	$91,652,920	$82,561,668

$133,276,800	$1,845,044,621	$270,317,595	$84,304,370	$94,582,419
—	73,261,141	—	—	—
19,808,193	87,423,697	8,564,540	3,032,863	1,582,068

153,084,993	2,005,729,459	278,882,135	87,337,233	96,164,487
800,328	—	—	7,453	—
9,407	7	—	24	—
907,711	196,666	3,496,717	1,532,871	190,929
—	—	—	—	—
28,552	1,735,259	181,223	7,125	42
120,207	220,056	486,439	609,366	4,118
13,982	52,077	17,584	11,731	9,988

154,965,180	2,007,933,524	283,064,098	89,505,803	96,369,564

—	—	—	—	—
139,096	—	5,734,251	461,608	187,927
225,372	1,251,227	156,841	271,739	31,499
—	—	—	19,568	—
218,345	1,725,694	236,463	53,907	83,350
2,149	30,496	3,927	1,091	1,211
52,383	697,857	82,165	36,967	50,285
158,971	3,640,617	255,189	—	—
—	—	—	—	—

796,316	7,345,891	6,468,836	844,880	354,272

$154,168,864	$2,000,587,633	$276,595,262	$88,660,923	$96,015,292

$536,422	$435,224	$472,117	$84,529	$53,166
112,275,909	1,249,827,151	264,748,765	91,574,762	74,870,115
22,777	(12,167,564)	1,323,863	98,362	1,796,075
14,513,847	303,652,607	(30,805,865)	1,219,047	7,143,798
26,819,909	458,840,215	40,856,382	(4,315,777)	12,152,138

$154,168,864	$2,000,587,633	$276,595,262	$88,660,923	$96,015,292

154,168,864	2,000,587,633	257,654,762	88,660,923	96,015,292
—	—	18,940,500	—	—

53,642,247	43,522,443	43,992,940	8,452,886	5,316,619
—	—	3,218,736	—	—

$2.87	$45.97	$5.86	$10.49	$18.06

$—	$—	$5.88	$—	$—

WASATCH FUNDS — Statements of Assets and Liabilities (continued)	SEPTEMBER 30, 2015

	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$154,352,642	$105,265,897	$324,376,092
Repurchase agreements	14,459,758	2,029,446	4,582,570

	$168,812,400	$107,295,343	$328,958,662

Investments, at market value
Unaffiliated issuers	$168,326,821	$106,220,813	$322,083,384
Repurchase agreements	14,459,758	2,029,446	4,582,570

	182,786,579	108,250,259	326,665,954
Foreign currency on deposit (cost of $177, $0 and $0, respectively)	177	—	—
Receivable for investment securities sold	3,606,131	—	—
Capital shares receivable	20,864	84,099	324,134
Interest and dividends receivable	191,197	754,789	1,555,944
Prepaid expenses and other assets	14,377	6,072	26,127

Total Assets	186,619,325	109,095,219	328,572,159

Liabilities:
Payable for securities purchased	487	—	—
Capital shares payable	34,223	23,198	430,642
Dividends payable to shareholders	—	28,542	74,461
Payable to Advisor	236,323	48,601	132,029
Accrued fund administration fees	2,839	1,384	4,489
Accrued expenses and other liabilities	73,430	34,608	69,621

Total Liabilities	347,302	136,333	711,242

Net Assets	$186,272,023	$108,958,886	$327,860,917

Net Assets Consist of:
Capital stock	$92,336	$107,018	$177,975
Paid-in-capital in excess of par	155,962,612	107,911,937	314,090,542
Undistributed net investment income (loss)	(854,667)	33,864	(20,881)
Undistributed net realized gain (loss) on investments and foreign currency translations	17,274,408	(48,849)	15,905,989
Net unrealized appreciation (depreciation) on investments and foreign currency translations	13,797,334	954,916	(2,292,708)

Net Assets	$186,272,023	$108,958,886	$327,860,917

Net Assets
Investor Class	186,272,023	108,958,886	327,860,917

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	9,233,647	10,701,769	17,797,520

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$20.17	$10.18	$18.42

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Investment Income:
Interest	$—	$2,335 [1]	$—
Dividends[2]
Unaffiliated issuers	9,449,153	366,099	804,291
Affiliated issuers[3]	—	—	—

Total investment income	9,449,153	368,434	804,291

Expenses:
Investment advisory fees	10,688,626	961,961	691,808
Shareholder servicing fees — Investor Class	1,094,792	134,643	72,121
Shareholder servicing fees — Institutional Class	13,028	—	14,059
Fund administration fees	147,653	8,872	7,599
Fund accounting fees	94,841	29,882	20,203
Reports to shareholders — Investor Class	88,219	16,676	7,019
Reports to shareholders — Institutional Class	15,305	—	8,333
Custody fees	112,966	131,963	77,877
Federal and state registration fees — Investor Class	22,039	20,458	16,082
Federal and state registration fees — Institutional Class	11,723	—	15,056
Legal fees	42,470	2,200	5,704
Trustees’ fees	84,337	4,843	5,038
Interest	20,393	3,092	3,208
Audit fees	30,051	27,651	64,648
Other expenses	51,447	20,568	27,704

Total expenses before reimbursement	12,517,890	1,362,809	1,036,459
Reimbursement of expenses by Advisor	(8,615)	(109,168)	(154,653)

Net Expenses	12,509,275	1,253,641	881,806

Net Investment Income (Loss)	(3,060,122)	(885,207)	(77,515)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	134,651,115	1,404,976	(4,968,701)
Realized foreign capital gains taxes	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(39,221,978)	4,977,535	(4,671,524)
Change in deferred foreign capital gains taxes	(1,407,632)	(21,244)	45,707

Net gain (loss) on investments	94,021,505	6,361,267	(9,594,518)

Net Increase (Decrease) in Net Assets Resulting from Operations	$90,961,383	$5,476,060	$(9,672,033)

[1]	Net of $70 in foreign withholding taxes.

[2]	Net of $143,550, $0, $80,620, $1,829,756, $3,082,611, $66,972, $1,300,311 and $885,149 in foreign withholding taxes, respectively.

[3]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

SEPTEMBER 30, 2015

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND

$—	$138	$—	$—	$—

16,879,768	30,649,549	1,281,472	15,894,595	7,561,590
—	1,198,405	—	—	—

16,879,768	31,848,092	1,281,472	15,894,595	7,561,590

22,227,159	21,121,963	2,712,557	16,864,727	7,807,882
1,259,742	2,487,124	245,257	1,949,944	1,166,698
—	—	—	—	—
174,414	165,977	24,877	185,816	55,361
124,148	124,992	34,307	125,970	64,688
98,693	140,605	26,532	164,811	79,362
—	—	—	—	—
1,321,413	3,178,498	117,443	495,832	408,008
33,694	58,878	19,435	70,192	24,465
—	—	—	—	—
46,044	43,440	6,403	46,719	13,354
116,557	109,007	15,928	114,556	30,701
46,103	31,258	8,614	49,639	8,019
27,651	37,764	29,716	27,651	30,179
114,926	42,226	28,807	81,471	40,196

25,590,544	27,541,732	3,269,876	20,177,328	9,728,913
(777,036)	(353,665)	—	—	(711,799)

24,813,508	27,188,067	3,269,876	20,177,328	9,017,114

(7,933,740)	4,660,025	(1,988,404)	(4,282,733)	(1,455,524)

(8,663,125)	(36,935,977)	21,415,472	(14,432,781)	22,684,497
(1,595,031)	(272,291)	(225,021)	(1,355,001)	—
(137,918,497)	(155,547,957)	(24,967,008)	76,535,745	(30,512,597)
3,183,240	(931,594)	23,374	826,499	297,563

(144,993,413)	(193,687,819)	(3,753,183)	61,574,462	(7,530,537)

$(152,927,153)	$(189,027,794)	$(5,741,587)	$57,291,729	$(8,986,061)

WASATCH FUNDS — Statements of Operations (continued)

	LARGE CAP VALUE FUND	LONG/SHORT FUND	MICRO CAP FUND

Investment Income:
Dividends[1]
Unaffiliated issuers	$8,045,769	$36,253,587	$3,256,608

Total investment income	8,045,769	36,253,587	3,256,608

Expenses:
Investment advisory fees	2,966,653	23,062,568	5,403,854
Shareholder servicing fees — Investor Class	474,117	1,747,766	211,185
Shareholder servicing fees — Institutional Class	3,391	18,754	—
Fund administration fees	45,100	296,746	42,534
Fund accounting fees	33,851	170,441	39,638
Reports to shareholders — Investor Class	34,225	139,386	19,305
Reports to shareholders — Institutional Class	3,042	36,152	—
Custody fees	8,949	85,491	35,339
Federal and state registration fees — Investor Class	19,364	57,748	19,453
Federal and state registration fees — Institutional Class	9,945	31,450	—
Legal fees	13,403	88,815	10,753
Trustees’ fees	31,792	210,310	26,028
Dividends on securities sold short	—	4,873,643	—
Interest	7,926	1,611,675	5,974
Audit fees	32,203	30,297	26,574
Other expenses	22,776	91,875	29,902

Total expenses before reimbursement	3,706,737	32,553,117	5,870,539
Reimbursement of expenses by Advisor	(78,001)	—	—

Net Expenses	3,628,736	32,553,117	5,870,539

Net Investment Income (Loss)	4,417,033	3,700,470	(2,613,931)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	23,888,706	126,017,493	42,447,306
Affiliated issuers	—	(12,793,567)	—
Net realized gain (loss) on options written	—	(1,377,491)	—
Net realized loss on short positions	—	(2,298,097)	—
Realized foreign capital gains taxes	—	—	—
Change in unrealized appreciation (depreciation) on investments, options, securities sold short and foreign currency translations	(44,068,657)	(484,033,257)	(31,053,244)
Change in deferred foreign capital gains taxes	—	—	470,871

Net gain (loss) on investments	(20,179,951)	(374,484,919)	11,864,933

Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,762,918)	$(370,784,449)	$9,251,002

[1]	Net of $77,086, $104,106, $31,243, $37,595, $95,490, $0, $25,428 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

SEPTEMBER 30, 2015

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$2,235,759	$10,871,749	$5,928,453	$3,972,665	$273,323

2,235,759	10,871,749	5,928,453	3,972,665	273,323

2,788,024	22,985,458	2,919,175	802,258	1,082,388
197,877	3,405,167	327,860	154,858	170,974
—	—	4,168	—	—
21,950	316,556	40,237	15,787	14,910
32,961	191,610	35,568	18,686	25,533
22,467	211,918	28,757	16,812	15,754
—	—	3,314	—	—
41,847	396,862	33,230	5,121	17,774
18,733	56,608	28,109	21,864	17,554
—	—	10,330	—	—
6,256	81,546	12,142	4,043	3,754
13,468	195,054	24,209	9,560	9,075
—	—	—	—	—
8,139	48,245	5,884	2,516	2,021
30,421	29,574	30,051	29,716	35,574
23,136	100,042	28,220	10,461	27,050

3,205,279	28,018,640	3,531,254	1,091,682	1,422,361
(90,485)	—	(9,265)	(387)	—

3,114,794	28,018,640	3,521,989	1,091,295	1,422,361

(879,035)	(17,146,891)	2,406,464	2,881,370	(1,149,038)

18,698,763	339,817,590	10,286,478	3,027,134	9,017,957
—	—	—	—	—
272,422	—	—	—	—
—	—	—	—	—
(100,772)	—	(34,167)	—	—

(2,846,124)	(286,889,716)	(5,535,405)	(15,972,843)	(3,043,910)
(114,088)	(3,640,617)	(134,463)	—	—

15,910,201	49,287,257	4,582,443	(12,945,709)	5,974,047

$15,031,166	$32,140,366	$6,988,907	$(10,064,339)	$4,825,009

WASATCH FUNDS — Statements of Operations (continued)	SEPTEMBER 30, 2015

	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Investment Income:
Interest	$—	$2,391,128	$8,700,522
Dividends[1]
Unaffiliated issuers	2,143,061	118,755	—

Total investment income	2,143,061	2,509,883	8,700,522

Expenses:
Investment advisory fees	3,196,182	601,316	1,561,066
Shareholder servicing fees — Investor Class	320,819	52,465	313,537
Fund administration fees	29,274	15,057	43,167
Fund accounting fees	33,817	36,487	28,934
Reports to shareholders — Investor Class	25,495	5,177	25,582
Custody fees	41,469	11,484	10,487
Federal and state registration fees — Investor Class	26,065	17,657	32,230
Legal fees	7,569	3,846	10,693
Trustees’ fees	19,400	9,659	24,142
Interest	4,204	2,390	6,149
Audit fees	27,651	27,897	27,651
Other expenses	23,068	7,408	11,085

Net Expenses	3,755,013	790,843	2,094,723

Net Investment Income (Loss)	(1,611,952)	1,719,040	6,605,799

Realized and Unrealized Gain (Loss):
Net realized gain on investments and foreign currency translations
Unaffiliated issuers	20,035,191	407,021	40,074,870
Change in unrealized depreciation on investments and foreign currency translations	(17,578,392)	(23,148)	(26,646,790)

Net gain on investments	2,456,799	383,873	13,428,080

Net Increase in Net Assets Resulting from Operations	$844,847	$2,102,913	$20,033,879

[1]	Net of $86,027, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

Operations:
Net investment income (loss)	$(3,060,122)	$(6,177,677)	$(885,207)	$(176,149)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	134,651,115	27,736,790	1,404,976	364,946
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(40,629,610)	10,095,753	4,956,291	9,544,806

Net increase (decrease) in net assets resulting from operations	90,961,383	31,654,866	5,476,060	9,733,603

Dividends paid from:
Investor Class
Net investment income	—	—	(29,439)	—
Net realized gains	(22,822,588)	(13,292,735)	—	—

	(22,822,588)	(13,292,735)	(29,439)	—
Institutional Class
Net investment income	—	—	—	—
Net realized gains	(1,317,073)	(446,532)	—	—

	(1,317,073)	(446,532)	—	—

Capital share transactions:
Investor Class
Shares sold	257,284,741	115,859,006	53,513,984	24,342,312
Shares issued to holders in reinvestment of dividends	22,299,104	12,976,194	28,983	—
Shares redeemed	(190,917,065)	(211,661,828)	(39,349,330)	(5,867,945)
Redemption fees	32,774	25,585	59,862	4,219

Net increase (decrease)	88,699,554	(82,801,043)	14,253,499	18,478,586

Institutional Class
Shares sold	105,047,781	35,358,853	—	—
Shares issued to holders in reinvestment of dividends	1,317,073	440,938	—	—
Shares redeemed	(5,212,229)	(6,736,116)	—	—
Redemption fees	561	1,298	—	—

Net increase (decrease)	101,153,186	29,064,973	—	—

Total increase (decrease) in net assets	256,674,462	(35,820,471)	19,700,120	28,212,189

Net assets:
Beginning of period	908,455,015	944,275,486	44,149,769	15,937,580

End of period	$1,165,129,477	$908,455,015	$63,849,889	$44,149,769

Undistributed net investment income (loss) included in net assets at end of period	$(8,200,589)	$(5,205,477)	$(1,394,746)	$(374,508)

Capital share transactions — shares:
Investor Class
Shares sold	4,323,060	2,145,922	17,696,899	9,809,678
Shares issued to holders in reinvestment of dividends	385,598	235,867	10,029	—
Shares redeemed	(3,235,178)	(3,921,819)	(13,093,287)	(2,585,822)

Net increase (decrease) in shares outstanding	1,473,480	(1,540,030)	4,613,641	7,223,856

Institutional Class
Shares sold	1,739,883	657,897	—	—
Shares issued to holders in reinvestment of dividends	22,720	7,998	—	—
Shares redeemed	(86,771)	(124,326)	—	—

Net increase (decrease) in shares outstanding	1,675,832	541,569	—	—

See Notes to Financial Statements.

SEPTEMBER 30, 2015

EMERGING MARKETS SELECT FUND		EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

$(77,515)	$(13,125)	$(7,933,740)	$(4,636,032)	$4,660,025	$8,757,360
(4,968,701)	(599,872)	(10,258,156)	7,560,059	(37,208,268)	16,000,201
(4,625,817)	5,414,601	(134,735,257)	71,426,344	(156,479,551)	90,644,068

(9,672,033)	4,801,604	(152,927,153)	74,350,371	(189,027,794)	115,401,629

(85,929)	(21,719)	(1,814,628)	—	(6,526,410)	(1,526,061)
—	—	—	(38,681,435)	(19,311,554)	—

(85,929)	(21,719)	(1,814,628)	(38,681,435)	(25,837,964)	(1,526,061)

(151,968)	(64,529)	—	—	—	—
—	—	—	—	—	—

(151,968)	(64,529)	—	—	—	—

7,293,767	11,991,899	180,971,456	347,159,450	490,118,465	717,734,281
85,177	21,418	1,494,676	32,124,819	24,103,894	1,410,893
(10,592,721)	(17,169,685)	(504,253,544)	(742,856,437)	(596,403,419)	(239,125,817)
596	1,504	14,069	103,958	25,583	105,062

(3,213,181)	(5,154,864)	(321,773,343)	(363,468,210)	(82,155,477)	480,124,419

3,739,143	4,995,578	—	—	—	—
151,968	63,952	—	—	—	—
(11,784,081)	(4,047,799)	—	—	—	—
4,245	82	—	—	—	—

(7,888,725)	1,011,813	—	—	—	—

(21,011,836)	572,305	(476,515,124)	(327,799,274)	(297,021,235)	593,999,987

58,807,956	58,235,651	1,457,881,851	1,785,681,125	1,324,694,295	730,694,308

$37,796,120	$58,807,956	$981,366,727	$1,457,881,851	$1,027,673,060	$1,324,694,295

$(277,867)	$(45,607)	$(13,624,992)	$(10,619,495)	$1,547,031	$6,400,383

723,608	1,205,798	67,698,717	129,784,853	162,889,608	227,204,205
8,392	2,201	561,908	12,214,760	7,800,613	458,082
(1,085,598)	(1,710,416)	(190,175,016)	(279,567,746)	(198,903,713)	(75,182,416)

(353,598)	(502,417)	(121,914,391)	(137,568,133)	(28,213,492)	152,479,871

363,354	500,828	—	—	—	—
14,899	6,539	—	—	—	—
(1,202,260)	(395,228)	—	—	—	—

(824,007)	112,139	—	—	—	—

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND		INTERNATIONAL GROWTH FUND
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

Operations:
Net investment income (loss)	$(1,988,404)	$(1,764,940)	$(4,282,733)	$(877,249)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	21,190,451	26,427,867	(15,787,782)	15,327,889
Net realized gain (loss) on options written	—	—	—	—
Net realized loss on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, options, securities sold short, foreign currency translations and deferred capital gains taxes	(24,943,634)	(16,328,571)	77,362,244	(88,535,593)

Net increase (decrease) in net assets resulting from operations	(5,741,587)	8,334,356	57,291,729	(74,084,953)

Dividends paid from:
Investor Class
Net investment income	(470,408)	(189,507)	(284,964)	—
Net realized gains	(26,548,276)	(23,360,745)	(8,896,949)	(35,584,097)

	(27,018,684)	(23,550,252)	(9,181,913)	(35,584,097)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	24,113,199	38,477,656	304,243,470	813,164,902
Shares issued to holders in reinvestment of dividends	26,821,337	23,300,598	8,765,593	32,446,727
Shares redeemed	(54,874,473)	(74,373,069)	(466,136,694)	(641,869,274)
Redemption fees	3,950	14,624	26,761	81,566

Net increase (decrease)	(3,935,987)	(12,580,191)	(153,100,870)	203,823,921

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Redemption fees	—	—	—	—

Net increase (decrease)	—	—	—	—

Total increase (decrease) in net assets	(36,696,258)	(27,796,087)	(104,991,054)	94,154,871

Net assets:
Beginning of period	192,664,150	220,460,237	1,421,086,142	1,326,931,271

End of period	$155,967,892	$192,664,150	$1,316,095,088	$1,421,086,142

Undistributed net investment income (loss) included in net assets at end of period	$(2,258,540)	$(1,357,807)	$(4,649,406)	$(2,419,315)

Capital share transactions — shares:
Investor Class
Shares sold	6,305,552	8,688,395	10,961,555	28,317,499
Shares issued to holders in reinvestment of dividends	7,229,471	5,368,811	333,419	1,128,974
Shares redeemed	(14,099,286)	(17,155,917)	(17,143,695)	(22,521,529)

Net increase (decrease) in shares outstanding	(564,263)	(3,098,711)	(5,848,721)	6,924,944

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase (decrease) in shares outstanding	—	—	—	—

See Notes to Financial Statements.

SEPTEMBER 30, 2015

INTERNATIONAL OPPORTUNITIES FUND		LARGE CAP VALUE FUND		LONG/SHORT FUND
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

$(1,455,524)	$(1,305,624)	$4,417,033	$8,534,068	$3,700,470	$29,098,226
22,684,497	35,150,911	23,888,706	154,870,921	113,223,926	171,383,910
—	—	—	—	(1,377,491)	5,865,618
—	—	—	—	(2,298,097)	(37,870,789)
(30,215,034)	906,191	(44,068,657)	(83,122,286)	(484,033,257)	(43,861,459)

(8,986,061)	34,751,478	(15,762,918)	80,282,703	(370,784,449)	124,615,506

—	—	(4,717,198)	(8,959,912)	(13,117,322)	—
(32,985,697)	(18,321,459)	(90,487,206)	(220,160,713)	(75,718,399)	(35,737,283)

(32,985,697)	(18,321,459)	(95,204,404)	(229,120,625)	(88,835,721)	(35,737,283)

—	—	(58,397)	(170,579)	(10,613,371)	—
—	—	(1,885,955)	(3,657,318)	(50,288,258)	(19,002,705)

—	—	(1,944,352)	(3,827,897)	(60,901,629)	(19,002,705)

185,060,513	101,294,846	12,556,127	37,422,394	230,166,705	799,289,456
32,189,321	17,919,621	94,061,044	224,799,356	86,127,189	32,545,875
(61,450,925)	(74,216,881)	(160,845,016)	(489,674,350)	(1,090,754,118)	(659,696,589)
8,758	15,807	3,511	17,989	43,449	24,288

155,807,667	45,013,393	(54,224,334)	(227,434,611)	(774,416,775)	172,163,030

—	—	213,244	612,575	168,746,062	322,177,847
—	—	1,934,190	3,810,756	58,822,477	18,483,415
—	—	(6,667,455)	(9,439,909)	(626,995,982)	(167,604,694)
—	—	—	27	74,853	29,540

—	—	(4,520,021)	(5,016,551)	(399,352,590)	173,086,108

113,835,909	61,443,412	(171,656,029)	(385,116,981)	(1,694,291,164)	415,124,656

339,659,217	278,215,805	417,237,012	802,353,993	2,719,275,052	2,304,150,396

$453,495,126	$339,659,217	$245,580,983	$417,237,012	$1,024,983,888	$2,719,275,052

$(710,582)	$(20,725)	$(17,753)	$(22,352)	$330,202	$20,796,346

65,274,231	33,826,542	1,202,742	2,671,871	15,339,817	49,006,963
12,055,926	6,265,602	9,575,413	18,290,490	5,703,787	2,006,527
(21,478,869)	(24,700,939)	(15,418,721)	(36,210,359)	(75,345,316)	(40,344,871)

55,851,288	15,391,205	(4,640,566)	(15,247,998)	(54,301,712)	10,668,619

—	—	21,708	43,989	11,145,839	19,643,613
—	—	196,684	310,272	3,892,950	1,138,141
—	—	(681,797)	(650,406)	(44,674,081)	(10,209,928)

—	—	(463,405)	(296,145)	(29,635,292)	10,571,826

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	MICRO CAP FUND		MICRO CAP VALUE FUND
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

Operations:
Net investment income (loss)	$(2,613,931)	$(5,477,220)	$(879,035)	$(2,353,762)
Net realized gain on investments, foreign currency translations and foreign capital gains taxes	42,447,306	37,100,367	18,597,991	20,469,961
Net realized gain on options written	—	—	272,422	1,322,199
Change in unrealized appreciation (depreciation) on investments, options, foreign currency translations and deferred capital gains taxes	(30,582,373)	(32,943,005)	(2,960,212)	(13,401,279)

Net increase (decrease) in net assets resulting from operations	9,251,002	(1,319,858)	15,031,166	6,037,119

Dividends paid from:
Investor Class
Net investment income	(57,541)	—	—	—
Net realized gains	(13,743,034)	—	(21,640,698)	(28,293,837)

	(13,800,575)	—	(21,640,698)	(28,293,837)

Capital share transactions:
Investor Class
Shares sold	8,870,349	19,894,352	18,213,412	30,540,367
Shares issued to holders in reinvestment of dividends	13,148,507	—	21,205,896	27,559,024
Shares redeemed	(37,976,905)	(47,941,399)	(37,443,746)	(43,540,916)
Redemption fees	3,154	7,491	2,428	11,225

Net increase (decrease)	(15,954,895)	(28,039,556)	1,977,990	14,569,700

Institutional Class
Shares sold	—	—	—	—
Shares redeemed	—	—	—	—
Redemption fees	—	—	—	—

Net increase	—	—	—	—

Total increase (decrease) in net assets	(20,504,468)	(29,359,414)	(4,631,542)	(7,687,018)

Net assets:
Beginning of period	293,815,311	323,174,725	158,800,406	166,487,424

End of period	$273,310,843	$293,815,311	$154,168,864	$158,800,406

Undistributed net investment income (loss) included in net assets at end of period	$(764,789)	$(4,090,280)	$22,777	$(680,747)

Capital share transactions — shares:
Investor Class
Shares sold	1,119,278	2,556,405	6,134,016	9,343,898
Shares issued to holders in reinvestment of dividends	1,700,971	—	7,655,558	8,612,195
Shares redeemed	(4,853,557)	(6,167,148)	(12,687,971)	(13,712,525)

Net increase (decrease) in shares outstanding	(2,033,308)	(3,610,743)	1,101,603	4,243,568

Institutional Class
Shares sold	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	—	—	—	—

See Notes to Financial Statements.

SEPTEMBER 30, 2015

SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND		STRATEGIC INCOME FUND
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

$(17,146,891)	$(18,534,122)	$2,406,464	$(1,310,821)	$2,881,370	$2,015,317
339,817,590	224,696,107	10,252,311	26,792,880	3,027,134	6,566,435
—	—	—	—	—	—
(290,530,333)	(173,771,617)	(5,669,868)	(4,346,303)	(15,972,843)	3,882,627

32,140,366	32,390,368	6,988,907	21,135,756	(10,064,339)	12,464,379

—	—	—	—	(4,052,160)	(2,306,293)
(210,961,388)	(82,224,931)	—	—	(5,830,282)	(993,476)

(210,961,388)	(82,224,931)	—	—	(9,882,442)	(3,299,769)

306,525,902	342,634,806	42,777,490	99,914,166	67,443,100	34,399,605
202,491,582	77,677,538	—	—	9,799,845	3,262,457
(549,309,702)	(637,938,505)	(57,465,289)	(56,117,629)	(63,607,687)	(18,452,922)
63,180	67,655	12,491	35,940	14,686	4,988

(40,229,038)	(217,558,506)	(14,675,308)	43,832,477	13,649,944	19,214,128

—	—	11,214,884	409,846	—	—
—	—	(2,892,431)	(361,935)	—	—
—	—	2,995	—	—	—

—	—	8,325,448	47,911	—	—

(219,050,060)	(267,393,069)	639,047	65,016,144	(6,296,837)	28,378,738

2,219,637,693	2,487,030,762	275,956,215	210,940,071	94,957,760	66,579,022

$2,000,587,633	$2,219,637,693	$276,595,262	$275,956,215	$88,660,923	$94,957,760

$(12,167,564)	$(11,643,426)	$1,323,863	$(1,019,565)	$98,362	$(126,326)

5,977,502	6,608,019	6,914,700	16,975,454	5,399,978	2,774,574
4,103,173	1,486,367	—	—	806,797	269,033
(10,734,199)	(12,384,521)	(9,548,655)	(9,716,502)	(5,270,070)	(1,537,984)

(653,524)	(4,290,135)	(2,633,955)	7,258,952	936,705	1,505,623

—	—	1,844,006	67,540	—	—
—	—	(450,381)	(63,395)	—	—

—	—	1,393,625	4,145	—	—

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	ULTRA GROWTH FUND		WORLD INNOVATORS FUND
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

Operations:
Net investment income (loss)	$(1,149,038)	$(1,339,513)	$(1,611,952)	$(2,638,098)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	9,017,957	31,334,090	20,035,191	27,258,295
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(3,043,910)	(21,390,497)	(17,578,392)	(17,034,854)

Net increase in net assets resulting from operations	4,825,009	8,604,080	844,847	7,585,343

Dividends paid from:
Investor Class
Net investment income	(50,881)	—	—	—
Net realized gains	(29,102,465)	(10,009,711)	(25,428,998)	(14,888,675)

	(29,153,346)	(10,009,711)	(25,428,998)	(14,888,675)

Capital share transactions:
Investor Class
Shares sold	4,721,549	7,691,766	23,707,197	94,143,976
Shares issued to holders in reinvestment of dividends	28,117,008	9,777,591	23,823,818	13,963,650
Shares redeemed	(15,331,162)	(64,930,348)	(89,996,316)	(114,430,418)
Redemption fees	2,527	2,841	10,860	25,794

Net increase (decrease)	17,509,922	(47,458,150)	(42,454,441)	(6,296,998)

Total increase (decrease) in net assets	(6,818,415)	(48,863,781)	(67,038,592)	(13,600,330)

Net assets:
Beginning of period	102,833,707	151,697,488	253,310,615	266,910,945

End of period	$96,015,292	$102,833,707	$186,272,023	$253,310,615

Undistributed net investment income (loss) included in net assets at end of period	$1,796,075	$1,162,957	$(854,667)	$(1,855,109)

Capital share transactions — shares:
Investor Class
Shares sold	228,979	306,155	1,119,343	3,997,947
Shares issued to holders in reinvestment of dividends	1,481,402	391,104	1,171,279	595,464
Shares redeemed	(738,870)	(2,526,727)	(4,257,523)	(4,922,563)

Net increase (decrease) in shares outstanding	971,511	(1,829,468)	(1,966,901)	(329,152)

See Notes to Financial Statements.

SEPTEMBER 30, 2015

INCOME FUND		U.S. TREASURY FUND
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

$1,719,040	$2,020,770	$6,605,799	$5,436,735
407,021	79,678	40,074,870	(5,386,264)
(23,148)	132,168	(26,646,790)	26,028,553

2,102,913	2,232,616	20,033,879	26,079,024

(1,693,986)	(2,049,307)	(6,608,427)	(5,436,357)
—	—	—	—

(1,693,986)	(2,049,307)	(6,608,427)	(5,436,357)

19,309,510	15,034,005	263,443,321	80,288,379
1,594,129	1,993,127	6,348,154	5,215,126
(29,108,583)	(30,750,807)	(180,211,720)	(74,727,614)
2,724	7,237	192,080	14,175

(8,202,220)	(13,716,438)	89,771,835	10,790,066

(7,793,293)	(13,533,129)	103,197,287	31,432,733

116,752,179	130,285,308	224,663,630	193,230,897

$108,958,886	$116,752,179	$327,860,917	$224,663,630

$33,864	$6,356	$(20,881)	$22,071

1,896,861	1,477,971	14,002,689	5,015,853
156,439	196,157	341,021	324,073
(2,856,744)	(3,026,250)	(9,698,391)	(4,794,925)

(803,444)	(1,352,122)	4,645,319	545,001

WASATCH FUNDS — Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Year ended 9/30/15	$53.46	(0.14)[15]	5.95	5.81	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.49	(0.39)	2.12	1.73	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.41	(0.12)	11.19	11.07	0.01		—	—	—
Year ended 9/30/12	$32.63	(0.26)	9.04	8.78	—	[4]	—	—	—
Year ended 9/30/11	$29.95	(0.19)	2.87	2.68	—	[4]	—	—	—
Core Growth Fund — Institutional Class
Year ended 9/30/15	$53.58	0.06	5.79	5.85	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.57	(0.23)	2.00	1.77	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.44	(0.07)	11.20	11.13	—	[4]	—	—	—
Period ended 9/30/12[8]	$38.32	(0.16)	3.28	3.12	—		—	—	—
Emerging India Fund
Year ended 9/30/15	$2.73	(0.04)	0.38	0.34	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$1.78	(—)[4]	0.95	0.95	—	[4]	—	—	—
Year ended 9/30/13	$2.02	(0.01)	(0.23)	(0.24)	—	[4]	—	—	—
Year ended 9/30/12	$1.83	(0.01)	0.21	0.20	—	[4]	(0.01)	—	(0.01)
Period ended 9/30/11[10]	$2.00	— [4]	(0.17)	(0.17)	—	[4]	—	—	—
Emerging Markets Select Fund — Investor Class
Year ended 9/30/15	$10.31	(0.04)	(1.89)	(1.93)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/14	$9.56	(0.01)	0.77	0.76	—	[4]	(0.01)	—	(0.01)
Period ended 9/30/13[13]	$10.00	— [4]	(0.44)	(0.44)	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Year ended 9/30/15	$10.37	(0.03)	(1.88)	(1.91)	—	[4]	(0.05)	—	(0.05)
Year ended 9/30/14	$9.61	— [4]	0.78	0.78	—	[4]	(0.02)	—	(0.02)
Period ended 9/30/13[14]	$10.00	(—)[4]	(0.39)	(0.39)	—	[4]	—	—	—
Emerging Markets Small Cap Fund
Year ended 9/30/15	$2.74	(0.03)	(0.32)	(0.35)	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$2.67	(0.01)	0.14	0.13	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/13	$2.66	0.01	0.01	0.02	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/12	$2.16	0.01	0.49	0.50	—	[4]	—	—	—
Year ended 9/30/11	$2.37	— [4]	(0.21)	(0.21)	—	[4]	— [4]	—	— [4]
Frontier Emerging Small Countries Fund
Year ended 9/30/15	$3.32	0.02	(0.50)	(0.48)	—	[4]	(0.02)	(0.05)	(0.07)
Year ended 9/30/14	$2.97	0.03	0.33	0.36	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/13	$2.41	0.01	0.55	0.56	—	[4]	— [4]	— [4]	— [4]
Period ended 9/30/12[9]	$2.00	0.01	0.40	0.41	—	[4]	—	—	—
Global Opportunities Fund
Year ended 9/30/15	$4.28	(0.05)	(0.08)	(0.13)	—	[4]	(0.01)	(0.63)	(0.64)
Year ended 9/30/14	$4.58	(0.05)	0.23	0.18	—	[4]	— [4]	(0.48)	(0.48)
Year ended 9/30/13	$4.15	(0.02)	0.93	0.91	—	[4]	—	(0.48)	(0.48)
Year ended 9/30/12	$3.68	(0.03)	0.93	0.90	—	[4]	—	(0.43)	(0.43)
Year ended 9/30/11	$3.97	(0.02)	(0.13)	(0.15)	—	[4]	—	(0.14)	(0.14)
International Growth Fund
Year ended 9/30/15	$26.78	(0.09)	1.39	1.30	—	[4]	(0.01)	(0.19)	(0.20)
Year ended 9/30/14	$28.76	(0.02)	(1.24)	(1.26)	—	[4]	—	(0.72)	(0.72)
Year ended 9/30/13	$22.44	0.07	6.32	6.39	0.01		(0.08)	—	(0.08)
Year ended 9/30/12	$17.21	0.09	5.14	5.23	—	[4]	—	—	—
Year ended 9/30/11	$18.66	— [4]	(1.46)	(1.46)	0.01		—	—	—
International Opportunities Fund
Year ended 9/30/15	$3.09	(0.01)	(0.04)	(0.05)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/14	$2.94	(0.01)	0.33	0.32	—	[4]	—	(0.17)	(0.17)
Year ended 9/30/13	$2.41	(—)[4]	0.53	0.53	—	[4]	—	—	—
Year ended 9/30/12	$2.24	— [4]	0.44	0.44	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/11	$2.57	(0.01)	(0.25)	(0.26)	—	[4]	—	(0.07)	(0.07)
Large Cap Value Fund — Investor Class
Year ended 9/30/15	$12.69	0.15	(0.69)	(0.54)	—	[4]	(0.16)	(3.15)	(3.31)
Year ended 9/30/14	$16.57	0.21	1.49	1.70	—	[4]	(0.22)	(5.36)	(5.58)
Year ended 9/30/13	$14.31	0.22	2.37	2.59	—	[4]	(0.20)	(0.13)	(0.33)
Year ended 9/30/12	$11.85	0.20	2.46	2.66	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$12.64	0.17	(0.79)	(0.62)	—	[4]	(0.17)	—	(0.17)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$57.83	10.87	1.17	[5]	1.17	[5]	(0.29)[15]	(0.29)[15]	$1,014,515	39%
$53.46	3.26	1.18	[5]	1.18	[5]	(0.64)	(0.64)	$859,086	26%
$52.49	26.76	1.21	[5]	1.21	[5]	(0.39)	(0.39)	$924,304	16%
$41.41	26.91	1.23	[5]	1.23	[5]	(0.70)	(0.70)	$581,371	28%
$32.63	8.95	1.22		1.22		(0.57)	(0.57)	$433,294	27%

$57.99	10.94	1.12	[5]	1.13	[5]	(0.29)[15]	(0.30)[15]	$150,614	39%
$53.58	3.31	1.13	[5]	1.19	[5]	(0.59)	(0.65)[5]	$49,369	26%
$52.57	26.86	1.12	[5]	1.32	[5]	(0.32)	(0.52)[5]	$19,971	16%
$41.44	8.14	1.12	[5]	1.55	[5]	(0.62)	(1.05)	$9,101	28%

$3.07	12.51	1.95	[5]	2.12	[5]	(1.38)	(1.55)	$63,850	36%
$2.73	53.37	1.96	[5]	2.58	[5]	(0.76)	(1.38)	$44,150	13%
$1.78	(11.88)	1.95	[5]	2.99	[5]	(0.99)	(2.03)	$15,938	40%
$2.02	11.42	1.95	[5]	3.41	[5]	(0.65)	(2.11)	$13,658	17%
$1.83	(8.50)	1.95		4.85		(0.07)	(2.97)	$10,580	2%

$8.35	(18.81)	1.70	[6]	2.00	[6]	(0.23)	(0.53)	$18,527	46%
$10.31	7.92	1.69	[5]	1.88	[5]	(0.09)	(0.28)	$26,502	59%
$9.56	(4.40)	1.69	[5]	2.40	[5]	0.04	(0.67)	$29,374	43%

$8.41	(18.67)	1.51	[6]	1.77	[6]	(0.06)	(0.32)	$19,270	46%
$10.37	8.13	1.51	[5]	1.71	[5]	0.05	(0.15)	$32,306	59%
$9.61	(3.90)	1.50	[5]	2.21	[5]	(0.18)	(0.89)	$28,861	43%

$2.39	(12.65)	1.95	[5]	2.01	[5]	(0.63)	(0.69)	$981,367	59%
$2.74	4.90	1.95	[5]	2.02	[5]	(0.28)	(0.35)	$1,457,882	55%
$2.67	0.85	1.95	[5]	2.06	[5]	0.21	0.09	$1,785,681	41%
$2.66	23.15	1.95	[5]	2.13	[5]	0.29	0.11	$1,482,265	39%
$2.16	(8.85)	1.96		2.19		0.22	(0.01)	$774,198	48%

$2.77	(14.88)	2.25	[5]	2.28	[5]	0.39	0.36	$1,027,673	34%
$3.32	11.97	2.24	[5]	2.24	[5]	0.79	0.79	$1,324,694	22%
$2.97	22.88	2.25	[5]	2.43	[5]	0.81	0.63	$730,694	13%
$2.41	20.50	2.25	[5]	3.64	[5]	1.31	(0.08)	$33,045	5%

$3.51	(3.88)	1.81	[5]	1.81	[5]	(1.10)	(1.10)	$155,968	54%
$4.28	3.94	1.78	[5]	1.78	[5]	(0.83)	(0.83)	$192,664	42%
$4.58	24.23	1.80	[5]	1.80	[5]	(0.70)	(0.70)	$220,460	43%
$4.15	26.69	1.84	[5]	1.84	[5]	(0.61)	(0.61)	$153,582	38%
$3.68	(4.21)	1.94		1.94		(0.41)	(0.41)	$199,855	59%

$27.88	4.83	1.50	[5]	1.50	[5]	(0.32)	(0.32)	$1,316,095	46%
$26.78	(4.53)	1.46	[5]	1.46	[5]	(0.06)	(0.06)	$1,421,086	42%
$28.76	28.63	1.49	[5]	1.49	[5]	0.25	0.25	$1,326,931	44%
$22.44	30.39	1.57	[6]	1.57	[6]	0.51	0.51	$434,824	44%
$17.21	(7.77)	1.66		1.66		(0.01)	(0.01)	$281,481	70%

$2.74	(1.44)	2.25	[5]	2.43	[5]	(0.36)	(0.54)	$453,495	25%
$3.09	11.53	2.25	[5]	2.41	[5]	(0.40)	(0.56)	$339,659	38%
$2.94	21.99	2.25	[5]	2.42	[5]	(0.03)	(0.20)	$278,216	49%
$2.41	22.33	2.25	[6]	2.48	[6]	(0.16)	(0.39)	$194,563	41%
$2.24	(10.49)	2.25		2.55		(0.58)	(0.88)	$151,569	108%

$8.84	(6.61)	1.10	[5]	1.12	[5]	1.34	1.32	$244,056	39%
$12.69	11.78	1.11	5 11	1.12	5 11	1.38	1.37	$409,169	53%
$16.57	18.40	1.10	[5]	1.16	[5]	1.27	1.21	$786,910	47%
$14.31	22.50	1.10	[5]	1.15	[5]	1.42	1.37	$1,298,365	14%
$11.85	(5.08)	1.10		1.11		1.24	1.23	$1,546,471	26%

WASATCH FUNDS — Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Large Cap Value Fund — Institutional Class
Year ended 9/30/15	$12.69	(0.04)	(0.49)	(0.53)	—	[4]	(0.17)	(3.15)	(3.32)
Year ended 9/30/14	$16.57	0.20	1.52	1.72	—	[4]	(0.24)	(5.36)	(5.60)
Year ended 9/30/13	$14.31	0.22	2.39	2.61	—	[4]	(0.22)	(0.13)	(0.35)
Period ended 9/30/12[8]	$13.77	0.12	0.57	0.69	—	[4]	(0.15)	—	(0.15)
Long/Short Fund — Investor Class
Year ended 9/30/15	$16.29	0.02	(3.00)	(2.98)	—	[4]	(0.14)	(0.81)	(0.95)
Year ended 9/30/14	$15.82	0.17	0.65	0.82	—	[4]	—	(0.35)	(0.35)
Year ended 9/30/13	$13.66	(0.04)	2.23	2.19	—	[4]	—	(0.03)	(0.03)
Year ended 9/30/12	$11.85	(0.02)	1.83	1.81	—	[4]	—	—	—
Year ended 9/30/11	$11.74	(0.04)	0.16	0.12	—	[4]	(0.01)	—	(0.01)
Long/Short Fund — Institutional Class
Year ended 9/30/15	$16.32	0.06	(3.02)	(2.96)	—	[4]	(0.17)	(0.81)	(0.98)
Year ended 9/30/14	$15.83	0.18	0.66	0.84	—	[4]	—	(0.35)	(0.35)
Period ended 9/30/13[14]	$13.80	(0.01)	2.07	2.06	—	[4]	—	(0.03)	(0.03)
Micro Cap Fund
Year ended 9/30/15	$7.36	(0.08)[16]	0.28	0.20	—	[4]	— [4]	(0.35)	(0.35)
Year ended 9/30/14	$7.42	(0.14)	0.08	(0.06)	—	[4]	—	—	—
Year ended 9/30/13	$5.71	(0.10)	1.81	1.71	—	[4]	—	—	—
Year ended 9/30/12	$4.40	(0.09)	1.40	1.31	—	[4]	—	—	—
Year ended 9/30/11	$4.44	(0.06)	0.02	(0.04)	—	[4]	—	—	—
Micro Cap Value Fund
Year ended 9/30/15	$3.02	(0.02)[17]	0.31	0.29	—	[4]	—	(0.44)	(0.44)
Year ended 9/30/14	$3.45	(0.04)	0.18	0.14	—	[4]	—	(0.57)	(0.57)
Year ended 9/30/13	$2.85	(0.03)	0.91	0.88	—	[4]	—	(0.28)	(0.28)
Year ended 9/30/12	$2.24	(0.04)	0.65	0.61	—	[4]	—	—	—
Year ended 9/30/11	$2.38	(0.04)	(0.10)	(0.14)	—	[4]	—	—	—
Small Cap Growth Fund
Year ended 9/30/15	$50.25	(0.40)	0.93	0.53	—	[4]	—	(4.81)	(4.81)
Year ended 9/30/14	$51.31	(0.41)	1.03	0.62	—	[4]	—	(1.68)	(1.68)
Year ended 9/30/13	$43.82	(0.15)	10.53	10.38	—	[4]	—	(2.89)	(2.89)
Year ended 9/30/12	$35.37	(0.29)	10.40	10.11	—	[4]	—	(1.66)	(1.66)
Year ended 9/30/11	$34.24	(0.13)	1.26	1.13	—	[4]	—	—	—
Small Cap Value Fund — Investor Class
Year ended 9/30/15	$5.69	0.05 [18]	0.12	0.17	—	[4]	—	—	—
Year ended 9/30/14	$5.12	(0.02)	0.59	0.57	—	[4]	—	—	—
Year ended 9/30/13	$3.81	(0.01)	1.32	1.31	—	[4]	—	—	—
Year ended 9/30/12	$3.12	(0.03)	0.72	0.69	—	[4]	—	—	—
Year ended 9/30/11	$3.08	(0.02)	0.06	0.04	—	[4]	—	—	—
Small Cap Value Fund — Institutional Class
Year ended 9/30/15	$5.72	0.05 [18]	0.11	0.16	—	[4]	—	—	—
Year ended 9/30/14	$5.14	(0.03)	0.61	0.58	—		—	—	—
Year ended 9/30/13	$3.82	(0.01)	1.33	1.32	—	[4]	—	—	—
Period ended 9/30/12[8]	$3.68	(0.01)	0.15	0.14	—		—	—	—
Strategic Income Fund
Year ended 9/30/15	$12.63	0.30	(1.38)	(1.08)	—	[4]	(0.44)	(0.62)	(1.06)
Year ended 9/30/14	$11.08	0.32	1.74	2.06	—	[4]	(0.35)	(0.16)	(0.51)
Year ended 9/30/13	$9.30	0.33	1.78	2.11	—	[4]	(0.33)	—	(0.33)
Year ended 9/30/12	$7.57	0.16	1.77	1.93	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$7.51	0.25	0.06	0.31	—	[4]	(0.25)	—	(0.25)
Ultra Growth Fund
Year ended 9/30/15	$23.67	(0.26)	1.54	1.28	—	[4]	(0.01)	(6.88)	(6.89)
Year ended 9/30/14	$24.57	(0.06)	0.80	0.74	—	[4]	—	(1.64)	(1.64)
Year ended 9/30/13	$22.83	(0.15)	4.96	4.81	—	[4]	—	(3.07)	(3.07)
Year ended 9/30/12	$20.11	(0.08)	3.98	3.90	—	[4]	—	(1.18)	(1.18)
Year ended 9/30/11	$19.80	(0.17)	0.48	0.31	—	[4]	—	—	—
World Innovators Fund
Year ended 9/30/15	$22.62	(0.21)	0.30	0.09	—	[4]	—	(2.54)	(2.54)
Year ended 9/30/14	$23.15	(0.24)	0.91	0.67	—	[4]	—	(1.20)	(1.20)
Year ended 9/30/13	$18.55	(0.12)	4.72	4.60	—	[4]	—	—	—
Year ended 9/30/12	$14.71	(0.12)	3.96	3.84	—	[4]	—	—	—
Year ended 9/30/11	$13.65	(0.13)	1.19	1.06	—	[4]	—	—	—
See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$8.84	(6.50)	0.98	[5]	1.44	[5]	1.40	0.94	$1,525	39%
$12.69	11.95	0.98	[5]	1.25	[5]	1.52	1.25	$8,068	53%
$16.57	18.54	0.98	[5]	1.35	[5]	1.37	1.00	$15,444	47%
$14.31	5.02	0.98	[5]	1.31	[5]	1.44	1.11	$15,511	14%

$12.36	(19.33)	1.61	[7]	1.61	[7]	0.12	0.12	$616,192	44%
$16.29	5.21	1.53	7 12	1.53	7 12	1.05	1.05	$1,696,707	47%
$15.82	16.09	1.51	[7]	1.51	[7]	(0.22)	(0.22)	$1,479,371	47%
$13.66	15.27	1.51	[7]	1.51	[7]	(0.20)	(0.20)	$1,537,220	71%
$11.85	0.98	1.63	[7]	1.63	[7]	(0.44)	(0.44)	$833,298	82%

$12.38	(19.19)	1.47	[7]	1.47	[7]	0.25	0.25	$408,792	44%
$16.32	5.33	1.42	[7]	1.42	[7]	1.18	1.18	$1,022,568	47%
$15.83	14.99	1.39	[7]	1.40	[7]	(0.16)	(0.17)	$824,780	47%

$7.21	2.45	1.90	[5]	1.90	[5]	(0.85)[16]	(0.85)[16]	$273,311	31%
$7.36	(0.81)	1.97		1.97		(1.67)	(1.67)	$293,815	26%
$7.42	29.95	2.13	[5]	2.13	[5]	(1.28)	(1.28)	$323,175	17%
$5.71	29.77	2.14	[5]	2.14	[5]	(1.50)	(1.50)	$289,449	25%
$4.40	(0.90)	2.14		2.14		(1.05)	(1.05)	$253,415	30%

$2.87	9.99	1.96	[6]	2.02	[6]	(0.55)[17]	(0.61)[17]	$154,169	53%
$3.02	3.26	2.03	[5]	2.09	[5]	(1.31)	(1.37)	$158,800	71%
$3.45	33.92	2.25	[5]	2.25	[5]	(0.92)	(0.92)	$166,487	66%
$2.85	27.23	2.25	[5]	2.31	[5]	(1.27)	(1.33)	$138,299	78%
$2.24	(5.88)	2.25		2.28		(1.21)	(1.24)	$142,795	94%

$45.97	0.39	1.22	[5]	1.22	[5]	(0.75)	(0.75)	$2,000,588	31%
$50.25	1.09	1.21	[5]	1.21	[5]	(0.75)	(0.75)	$2,219,638	23%
$51.31	25.34	1.23	[5]	1.23	[5]	(0.42)	(0.42)	$2,487,031	10%
$43.82	29.41	1.24	[5]	1.24	[5]	(0.73)	(0.73)	$1,824,781	20%
$35.37	3.30	1.23		1.23		(0.32)	(0.32)	$1,297,982	23%

$5.86	2.99	1.21	[5]	1.21	[5]	0.82 [18]	0.82 [18]	$257,655	57%
$5.69	11.13	1.20	[5]	1.20	[5]	(0.52)	(0.52)	$265,521	50%
$5.12	34.38	1.26	[5]	1.27	[5]	(0.21)	(0.22)	$201,581	40%
$3.81	22.12	1.46	[5]	1.46	[5]	(0.73)	(0.73)	$166,330	55%
$3.12	1.30	1.78		1.78		(0.65)	(0.65)	$169,401	46%

$5.88	2.97	1.15	[5]	1.20	[5]	0.92 [18]	0.87 [18]	$18,941	57%
$5.72	11.28	1.15	[5]	1.44	[5]	(0.49)	(0.78)	$10,436	50%
$5.14	34.55	1.15	[5]	1.46	[5]	(0.11)	(0.42)	$9,359	40%
$3.82	3.80	1.15	[5]	1.66	[5]	(0.42)	(0.93)	$7,243	55%

$10.49	(9.54)	0.95	[5]	0.95	[5]	2.51	2.51	$88,661	78%
$12.63	18.94	0.95	[5]	0.96	[5]	2.59	2.58	$94,958	69%
$11.08	23.01	0.95	[5]	1.06	[5]	3.16	3.05	$66,579	54%
$9.30	25.61	0.95	[5]	1.14	[5]	1.74	1.55	$44,635	57%
$7.57	3.94	0.95		1.21		2.99	2.73	$24,057	62%

$18.06	4.02	1.31	[5]	1.31	[5]	(1.06)	(1.06)	$96,015	38%
$23.67	2.66	1.26	[5]	1.26	[5]	(1.00)	(1.00)	$102,834	38%
$24.57	24.52	1.29	[5]	1.29	[5]	(0.64)	(0.64)	$151,697	25%
$22.83	20.13	1.32	[5]	1.32	[5]	(0.35)	(0.35)	$143,259	43%
$20.11	1.57	1.42		1.42		(0.51)	(0.51)	$134,203	60%

$20.17	0.32	1.76	[5]	1.76	[5]	(0.76)	(0.76)	$186,272	100%
$22.62	2.69	1.73	[5]	1.73	[5]	(0.89)	(0.89)	$253,311	111%
$23.15	24.80	1.77	[5]	1.79	[5]	(0.84)	(0.86)	$266,911	84%
$18.55	26.10	1.85	[5]	1.85	[5]	(0.99)	(0.99)	$167,934	66%
$14.71	7.77	1.95		1.95		(0.84)	(0.84)	$72,493	85%

WASATCH FUNDS — Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Income Fund
Year ended 9/30/15	$10.15	0.16	0.03	0.19	—	[4]	(0.16)	—	(0.16)
Year ended 9/30/14	$10.13	0.17	0.02	0.19	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/13	$10.44	0.17	(0.31)	(0.14)	—		(0.17)	—	(0.17)
Year ended 9/30/12	$10.32	0.20	0.12	0.32	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$10.34	0.25	(0.02)	0.23	—	[4]	(0.25)	—	(0.25)
U.S. Treasury Fund
Year ended 9/30/15	$17.08	0.38	1.33	1.71	0.01		(0.38)	—	(0.38)
Year ended 9/30/14	$15.33	0.45	1.75	2.20	—	[4]	(0.45)	—	(0.45)
Year ended 9/30/13	$18.75	0.44	(3.08)	(2.64)	0.01		(0.44)	(0.35)	(0.79)
Year ended 9/30/12	$18.75	0.42	0.77	1.19	0.01		(0.42)	(0.78)	(1.20)
Year ended 9/30/11	$17.17	0.52	2.63	3.15	0.02		(0.52)	(1.07)	(1.59)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$10.18	1.87	0.72	[5]	0.72	[5]	1.57	1.57	$108,959	44%
$10.15	1.91	0.70	[5]	0.70	[5]	1.66	1.66	$116,752	13%
$10.13	(1.34)	0.71		0.71		1.67	1.67	$130,285	35%
$10.44	3.16	0.70	[5]	0.70	[5]	1.97	1.97	$139,186	48%
$10.32	2.26	0.71		0.71		2.42	2.42	$135,617	43%

$18.42	10.09	0.67	[5]	0.67	[5]	2.12	2.12	$327,861	131%
$17.08	14.54	0.70	[5]	0.70	[5]	2.77	2.77	$224,664	28%
$15.33	(14.43)	0.71	[5]	0.71	[5]	2.46	2.46	$193,231	34%
$18.75	6.66	0.72	[5]	0.72	[5]	2.33	2.33	$271,495	13%
$18.75	22.06	0.75		0.76		3.44	3.43	$187,368	44%

WASATCH FUNDS — Notes to Financial Highlights	SEPTEMBER 30, 2015

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $.005 per share.

[5]	Includes interest expense of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements[2]	Expenses Before Waivers and Reimbursements[2]
Long/Short Fund — Investor Class
Year ended 9/30/15	1.30%	1.30%
Year ended 9/30/14	1.27%	1.27%
Year ended 9/30/13	1.28%	1.28%
Year ended 9/30/12	1.27%	1.27%
Year ended 9/30/11	1.30%	1.30%

Long/Short Fund — Institutional Class
Year ended 9/30/15	1.16%	1.16%
Year ended 9/30/14	1.16%	1.16%
Period ended 9/30/13[14]	1.17%	1.18%

[8]	Institutional class inception date was January 31, 2012.

[9]	Fund inception date was January 31, 2012.

[10]	Fund inception date was April 26, 2011.

[11]	Includes extraordinary expenses of 0.01% (see Note 7).

[12]	Includes extraordinary expenses of less than 0.01% (see Note 7).

[13]	Fund inception date was December 13, 2012.

[14]	Institutional class inception date was December 13, 2012.

[15]	Investment Income per share reflects a large, non-recurring dividend which amounted to $0.17 and $0.08 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been as follows:

	Investor Class	Institutional Class
Net Investment Income
Net of Waivers and Reimbursements	(0.58)%	(0.59)%

Net Investment Income
Before Waivers and Reimbursements	(0.58)%	(0.60)%

[16]	Investment Income per share reflects a large, non-recurring dividend which amounted to $0.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.40)%.

[17]	Investment Income per share reflects a large, non-recurring dividend which amounted to $0.01. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)% for Net Investment Income Net of Waivers and Reimbursements and (1.10)% for Net Investment Income Before Waivers and Reimbursements.

[18]	Investment Income per share reflects a large, non-recurring dividend which amounted to $0.05 and $0.05 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been as follows:

	Investor Class	Institutional Class
Net Investment Income
Net of Waivers and Reimbursements	(0.00)%[19]	0.10%

Net Investment Income
Before Waivers and Reimbursements	(0.00)%[19]	0.05%

[19]	Amount is less than 0.005%.

See Notes to Financial Statements.

WASATCH FUNDS — Notes to Financial Statements	SEPTEMBER 30, 2015

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 19 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, World Innovators Fund, Wasatch-1st Source Income Fund (“Income Fund”) (sub-advised), and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. The Emerging Markets Select Fund is a non-diversified fund. Each Fund maintains its own investment objective(s). The Heritage Growth Fund was liquidated on April 30, 2015.

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently five funds offer Institutional Class shares: Core Growth Fund, Large Cap Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, as well as the Emerging Markets Select Fund and Long/Short Fund, which commenced operations on December 13, 2012. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, International Growth, International Opportunities, Large Cap Value, Long/Short, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income, Ultra Growth and World Innovators Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at September 30, 2015. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 14.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day

(generally 2:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions; such distributions are recorded as a reduction to cost of the related security or as realized gain/loss.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements — In May 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at net asset value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. The FASB guidance allows reporting entities to exclude investments measured at net asset value (NAV) per share under the existing practical

WASATCH FUNDS — Notes to Financial Statements (continued)

expedient in ASC 820 from the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred. Refer to Note 15 (Offsetting) for more information about the offsetting of assets and liabilities.

Short Sales — The Long/Short Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions. Refer to Note 15 (Offsetting) for more information about the offsetting of assets and liabilities.

Participation Notes — The Frontier Emerging Small Countries and the Global Opportunities Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets where direct investment is not allowed, such as Saudi Arabia.

While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Options Transactions — The Equity Funds and the Income Fund may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does

SEPTEMBER 30, 2015

not exist. Possible losses from uncovered written options may be unlimited. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options. Refer to Note 15 (Offsetting) for more information about the offsetting of assets and liabilities.

Options written activity during the year ended September 30, 2015 was as follows:

	Options Outstanding at 9/30/2014	Written	Closed	Exercised	Expired	Options Outstanding at 9/30/2015
Long/Short Fund
Premium amount	$2,054,471	$—	$(2,054,471)	$—	$—	$—
Number of contracts	5,066	—	(5,066)	—	—	—
Micro Cap Value Fund
Premium amount	$206,836	$125,104	$(36,230)	$(132,836)	$(162,874)	$—
Number of contracts	830	500	(150)	(650)	(530)	—

5. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the year ended September 30, 2015 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Purchases	$451,294,768	$37,620,078	$24,310,992	$738,417,559	$401,931,377	$96,900,557
Sales	393,210,334	21,977,747	38,355,298	1,054,161,691	512,834,090	127,943,051

	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund
Purchases	$611,944,738	$204,803,852	$124,709,761	$785,799,825	$91,109,836	$78,691,903
Sales	762,823,175	97,850,185	272,077,992	1,687,098,128	131,846,384	109,058,498

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund
Purchases	$697,047,054	$161,996,178	$92,976,277	$40,315,726	$193,788,887	$31,822,371
Sales	979,580,846	171,676,165	84,273,085	51,547,618	277,982,757	25,776,841

Purchases and sales of U.S. government securities in the Income Fund were $15,780,254 and $29,089,124, respectively. Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $486,172,009 and $401,985,531, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2012. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

WASATCH FUNDS — Notes to Financial Statements (continued)

As of September 30, 2015 the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	International Growth Fund
Cost	$898,369,790	$49,778,772	$38,486,886	$902,332,541	$1,017,541,133	$136,859,070	$1,068,073,673

Gross appreciation	$337,260,147	$15,971,440	$4,324,783	$165,941,231	$143,205,416	$30,764,580	$331,735,932
Gross (depreciation)	(65,731,584)	(2,181,239)	(4,835,148)	(113,343,698)	(156,438,209)	(11,095,560)	(83,146,775)

Net appreciation (depreciation)	$271,528,563	$13,790,201	$(510,365)	$52,597,533	$(13,232,793)	$19,669,020	$248,589,157

	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Cost	$422,565,340	$235,316,189	$966,653,534	$191,696,207	$126,185,836	$1,541,486,221	$238,877,257

Gross appreciation	$75,526,286	$27,807,519	$124,220,055	$89,261,293	$34,967,922	$643,520,107	$59,040,101
Gross (depreciation)	(44,502,220)	(17,855,752)	(333,384,859)	(19,871,183)	(8,068,765)	(179,276,869)	(19,035,223)

Net appreciation (depreciation)	$31,024,066	$9,951,767	$(209,164,804)	$69,390,110	$26,899,157	$464,243,238	$40,004,878

	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Cost	$92,968,748	$81,192,824	$169,912,041	$107,334,866	$328,958,662

Gross appreciation	$5,882,175	$28,476,779	$23,222,303	$1,238,952	$5,340,761
Gross (depreciation)	(11,513,690)	(13,505,116)	(10,347,765)	(323,559)	(7,633,469)

Net appreciation (depreciation)	$(5,631,515)	$14,971,663	$12,874,538	$915,393	$(2,292,708)

The difference between book-basis and tax-basis unrealized gains is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation on passive foreign investment companies and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2015 were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Undistributed ordinary income	$—	$—	$—	$—	$1,618,530
Undistributed capital gains	134,683,253	958,577	—	—	—

Accumulated earnings	134,683,253	958,577	—	—	1,618,530
Accumulated capital and other losses	(7,638,995)	(240,970)	(7,449,963)	(29,088,292)	(37,177,189)
Other undistributed ordinary losses	—	(63,912)	(76,355)	—	(59,868)
Net unrealized appreciation (depreciation)*	270,121,707	13,233,578	(627,816)	51,766,205	(21,464,836)

Total accumulated earnings	$397,165,965	$13,887,273	$(8,154,134)	$22,677,913	$(57,083,363)

	Global Opportunities Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Undistributed ordinary income	$—	$—	$—	$—	$672,971
Undistributed capital gains	18,765,769	—	22,512,052	20,137,507	69,510,993

Accumulated earnings	18,765,769	—	22,512,052	20,137,507	70,183,964
Accumulated capital and other losses	(1,814,716)	(21,731,308)	(699,607)	(2,206)	—
Other undistributed ordinary losses	(6,989)	—	(9,926)	(15,547)	(342,769)
Net unrealized appreciation (depreciation)*	19,258,273	248,547,323	30,890,101	9,951,767	(209,164,804)

Total accumulated earnings	$36,202,337	$226,816,015	$52,692,620	$30,071,521	$(139,323,609)

SEPTEMBER 30, 2015

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Undistributed ordinary income	$—	$1,928,982	$—	$1,281,073	$—
Undistributed capital gains	40,544,046	12,699,325	305,128,196	—	2,658,710

Accumulated earnings	40,544,046	14,628,307	305,128,196	1,281,073	2,658,710
Accumulated capital and other losses	(765,970)	—	(15,398,444)	(29,656,425)	—
Other undistributed ordinary losses	—	—	—	—	(25,473)
Net unrealized appreciation (depreciation)*	69,393,419	26,728,226	460,595,506	39,749,732	(5,631,604)

Total accumulated earnings	$109,171,495	$41,356,533	$750,325,258	$11,374,380	$(2,998,367)

	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Undistributed ordinary income	$—	$—	$62,406	$53,580
Undistributed capital gains	7,303,385	18,376,506	—	15,905,989

Accumulated earnings	7,303,385	18,376,506	62,406	15,959,569
Accumulated capital and other losses	(1,183,037)	(1,024,842)	(9,326)	—
Other undistributed ordinary losses	—	—	(28,542)	(74,461)
Net unrealized appreciation (depreciation)*	14,971,663	12,865,412	915,393	(2,292,708)

Total accumulated earnings	$21,092,011	$30,217,076	$939,931	$13,592,400

*	On investments, securities sold short, derivatives and foreign currency denominated assets and liabilities.

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in four funds. The Income Fund declares and pays dividends monthly. The Large Cap Value, Strategic Income and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments, options and foreign currency translations.

Accordingly, at September 30, 2015, reclassifications were recorded as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Increase (decrease) paid-in-capital in excess of par	$(97,162)	$—	$(8,600)	$(2,741,657)	$—
Increase (decrease) undistributed net investment income	65,010	(105,592)	83,152	6,742,871	(2,986,967)
Increase (decrease) undistributed net realized gain (loss)	32,152	105,592	(74,552)	(4,001,214)	2,986,967

	Global Opportunities Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Increase (decrease) paid-in-capital in excess of par	$(266,571)	$(2,453,565)	$(1,006,274)	$3,675,046	$45,462,046
Increase (decrease) undistributed net investment income	1,558,079	2,337,606	765,667	363,161	(435,921)
Increase (decrease) undistributed net realized gain (loss)	(1,291,508)	115,959	240,607	(4,038,207)	(45,026,125)

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Increase (decrease) paid-in-capital in excess of par	$(5,952,755)	$—	$(16,539,077)	$—	$(12)
Increase (decrease) undistributed net investment income	5,996,963	1,582,559	16,622,753	(63,036)	1,395,478
Increase (decrease) undistributed net realized gain (loss)	(44,208)	(1,582,559)	(49,072)	63,036	(1,395,466)

	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Increase (decrease) paid-in-capital in excess of par	$(1,477,849)	$(2,439,603)	$—	$12,011,190
Increase (decrease) undistributed net investment income	1,833,037	2,612,394	2,454	(40,324)
Increase (decrease) undistributed net realized gain (loss)	(338,991)	(154,377)	(2,454)	(11,970,866)

WASATCH FUNDS — Notes to Financial Statements (continued)

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States of America. Under the Modernization Act, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Capital loss carryforwards as of September 30, 2015 are as follows:

				Non-expiring
Fund	2016	2017	2018	Short Term	Long Term
Emerging Markets Select Fund	$—	$—	$—	$6,196,368	$1,160,824
Emerging Markets Small Cap Fund	—	—	—	21,052,031	—
Small Cap Value Fund	—	—	20,161,340	—	—

The Funds have elected to defer losses incurred from November 1, 2014 through September 30, 2015 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$7,638,995
Emerging India Fund	—	240,970
Emerging Markets Select Fund	—	92,771
Emerging Markets Small Cap Fund	—	8,036,261
Frontier Emerging Small Countries Fund	37,177,189	—
Global Opportunities Fund	—	1,814,716
International Growth Fund	17,079,113	4,652,195
International Opportunities Fund	—	699,607
Large Cap Value Fund	—	2,206
Micro Cap Fund	—	765,970
Small Cap Growth Fund	—	15,398,444
Small Cap Value Fund	9,495,085	—
Ultra Growth Fund	—	1,183,037
World Innovators Fund	—	1,024,842
Income Fund	9,326	—

During the tax year ended September 30, 2015, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Emerging India Fund	$698,466
Small Cap Value Fund	20,270,083
Income Fund	348,245
U.S. Treasury Fund	11,690,902

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

2015	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary Income	$—	$29,439	$237,897	$1,814,628	$11,253,991
Capital Gain	24,139,661	—	—	—	14,583,973

Total	$24,139,661	$29,439	$237,897	$1,814,628	$25,837,964

SEPTEMBER 30, 2015

2015	Global Opportunities Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Ordinary Income	$—	$—	$—	$9,564,501	$23,730,693
Capital Gain	27,018,684	9,181,913	32,985,697	87,584,255	126,006,657

Total	$27,018,684	$9,181,913	$32,985,697	$97,148,756	$149,737,350

2015	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary Income	$—	$—	$—	$—	$2,614,478
Capital Gain	13,800,575	21,640,698	210,961,388	—	7,267,964

Total	$13,800,575	$21,640,698	$210,961,388	$—	$9,882,442

2015	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary Income	$—	$—	$1,693,986	$6,608,427
Capital Gain	29,153,346	25,428,998	—	—

Total	$29,153,346	$25,428,998	$1,693,986	$6,608,427

The tax character of distributions paid during the year ended September 30, 2014 was as follows:

2014	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary Income	$—	$—	$86,248	$—	$1,526,061
Capital Gain	13,739,267	—	—	38,681,425	—

Total	$13,739,267	$—	$86,248	$38,681,425	$1,526,061

2014	Global Opportunities Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Ordinary Income	$—	$—	$—	$11,919,583	$14,828,654
Capital Gain	23,550,252	35,584,097	18,321,459	221,028,939	39,911,334

Total	$23,550,252	$35,584,097	$18,321,459	$232,948,522	$54,739,988

2014	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary Income	$—	$3,014,418	$12,739,948	$—	$2,280,004
Capital Gain	—	25,279,419	69,484,983	—	1,019,765

Total	$—	$28,293,837	$82,224,931	$—	$3,299,769

2014	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary Income	$—	$—	$2,049,307	$5,436,357
Capital Gain	10,009,711	14,888,675	—	—

Total	$10,009,711	$14,888,675	$2,049,307	$5,436,357

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

WASATCH FUNDS — Notes to Financial Statements (continued)

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2016. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2016). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, do not cause the Fund to exceed the expense limitation. All amounts not recovered at the end of the period expire on January 31, 2016. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. In late October 2013, it was discovered that the Long/Short Fund and Large Cap Value Fund had a 12b-1 receivable on the books which dated back to 2008 prior to the conversion of the 1st Source Funds to Wasatch Funds. It was determined that the amount should be written off as an extraordinary expense and posted to other expenses. The balance for the Large Cap Value Fund was $70,993 and the Long/Short Fund was $8,622. The impact of these write-offs is reflected in the Financial Highlights. Investment advisory fees and fees waived, if any, for the year ended September 30, 2015 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.12%	1/31/2016	$28,565
Emerging India Fund	1.50%	1.95%	N/A	1/31/2016	212,496
Emerging Markets Select Fund	1.25%	1.69%	1.50%	1/31/2016	250,974
Emerging Markets Small Cap Fund	1.75%	1.95%	N/A	1/31/2016	1,933,325
Frontier Emerging Small Countries Fund	1.75%	2.25%	N/A	1/31/2016	373,661
Global Opportunities Fund	1.50%	1.95%	N/A	1/31/2016	—
International Growth Fund	1.25%	1.75%	N/A	1/31/2016	—
International Opportunities Fund	1.95%	2.25%	N/A	1/31/2016	1,107,582
Large Cap Value Fund	0.90%	1.10%	0.98%	1/31/2016	96,154
Long/Short Fund	1.10%	N/A	1.17%	1/31/2016	—
Micro Cap Fund	1.75%	1.95%	N/A	1/31/2016	—
Micro Cap Value Fund	1.75%	1.95%	N/A	1/31/2016	186,841
Small Cap Growth Fund	1.00%	1.50%	N/A	1/31/2016	—
Small Cap Value Fund	1.00%	1.50%	1.15%	1/31/2016	27,728
Strategic Income Fund	0.70%	0.95%	N/A	1/31/2016	10,415
Ultra Growth Fund	1.00%	1.50%	N/A	1/31/2016	—
World Innovators Fund	1.50%	1.95%	N/A	1/31/2016	—
Income Fund	0.55%	N/A	N/A	N/A	N/A
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2016	—

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the year ended September 30, 2015, the Funds had no purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Institutional Class Legal Fees — As disclosed in the annual report dated September 30, 2011, the Board approved a multi-class plan pursuant to which the Board has established and designated two classes for each series known as Investor Class shares and Institutional Class shares. The Advisor paid the legal costs associated with the establishment and designation of the new share classes for existing funds.

Payments by Advisor — During the 2012 fiscal year, the Advisor discovered a trade allocation error involving several of the Wasatch Funds. In August 2012, the Advisor reimbursed the Global Opportunities Fund $1,167, the Micro Cap Fund $1,074, the Micro Cap Value Fund $1,282, the Small Cap Growth Fund $46,199, the Ultra Growth Fund $940 and the World Innovators Fund $437 as reimbursement for the error plus interest.

During the 2013 and 2014 fiscal years, the Advisor paid certain audit, legal and/or printing fees of the Core Growth, Emerging Markets Small Cap, Large Cap Value, Long/Short (Institutional Class), Small Cap Growth, Small Cap Value, Strategic Income and World Innovators Funds. The Advisor does not intend to be reimbursed for these amounts.

SEPTEMBER 30, 2015

On February 20, 2013, the Advisor discovered a trade error involving the Frontier Emerging Small Countries Fund. The Advisor reimbursed the Fund $4,421. On October 16, 2014, the Advisor discovered a trade error involving the Ultra Growth Fund. The Advisor reimbursed the Fund $12,267.

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

10% Shareholders — As of September 30, 2015, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	53.45%
Emerging India Fund	2	57.50%
Emerging Markets Select Fund	2	76.76%
Emerging Markets Small Cap Fund	2	57.72%
Frontier Emerging Small Countries Fund	2	80.33%
Global Opportunities Fund	2	62.38%
International Growth Fund	3	64.57%
International Opportunities Fund	2	73.97%
Large Cap Value Fund	2	71.41%
Long/Short Fund	2	78.11%
Micro Cap Fund	2	26.50%
Micro Cap Value Fund	2	47.45%
Small Cap Growth Fund	2	53.50%
Small Cap Value Fund	2	39.71%
Strategic Income Fund	2	42.72%
Ultra Growth Fund	2	27.91%
World Innovators Fund	2	36.51%
Income Fund	1	85.45%
U.S. Treasury Fund	4	67.08%

Affiliated Interests — As of September 30, 2015, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares of the Funds which may be redeemed at any time as detailed below:

Fund	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	18	0.70%
Emerging India Fund	21	14.65%
Emerging Markets Select Fund	16	12.58%
Emerging Markets Small Cap Fund	16	0.64%
Frontier Emerging Small Countries Fund	23	0.67%
Global Opportunities Fund	21	2.92%
International Growth Fund	14	0.52%
International Opportunities Fund	25	2.10%
Large Cap Value Fund	11	0.46%
Long/Short Fund	10	0.37%
Micro Cap Fund	12	0.86%
Micro Cap Value Fund	14	2.38%
Small Cap Growth Fund	21	1.66%
Small Cap Value Fund	10	1.53%
Strategic Income Fund	9	10.35%
Ultra Growth Fund	7	2.23%
World Innovators Fund	8	1.86%
Income Fund	3	0.01%
U.S. Treasury Fund	6	0.66%

*	Multiple accounts with the same beneficial owner are treated as one account.

WASATCH FUNDS — Notes to Financial Statements (continued)

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2015 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the period ended 9/30/2015	Gain (Loss) Realized on Sale of Shares for the period ended 9/30/2015
	Balance 9/30/2014	Purchases/ Additions	Sales/ Reductions	Balance 9/30/2015
Frontier Emerging Small Countries Fund
Akzo Nobel Pakistan Ltd.	—	3,698,992	—	3,698,992	$153,471	$—
Chevron Lubricants Lanka plc	5,300,185	1,000,000	—	6,300,185	942,680	—
Tokyo Cement Co. Lanka plc	—	11,548,669	—	11,548,669	102,254	—

International Growth Fund
Diligent Corp.*	4,679,359	—	975,870	3,703,489	$—	$(2,352,767)

Long/Short Fund
Bill Barrett Corp.	3,843,259	2,483,757	673,700	5,653,316	$—	$(8,578,276)
Silicon Graphics International Corp.**	2,820,938	—	910,947	1,909,991	—	(4,215,291)

Micro Cap Fund
Goldwater Bank, N.A.*	154,000	—	154,000	—	$—	$(1,532,300)

Small Cap Growth Fund
Argos Therapeutics, Inc.	642,332	520,122	—	1,162,454	$—	$—
Blue Nile, Inc.	786,591	41,962	—	828,553	—	—
Cempra, Inc.*	1,752,428	—	830,131	922,297	—	21,214,115
Chefs’ Warehouse, Inc. (The)	1,423,495	473,598	—	1,897,093	—	—
Echo Global Logistics, Inc.*	1,383,181	192,631	218,690	1,357,122	—	1,266,682
IPC Healthcare, Inc.*	1,030,019	—	1,030,019	—	—	14,824,512
Knight Transportation, Inc.*	4,784,182	97,390	2,131,689	2,749,883	710,444	24,811,133
Papa Murphy’s Holdings, Inc.	—	883,565	—	883,565	—	—
SciQuest, Inc.*	1,615,954	—	1,615,954	—	—	(3,969,271)

*	This security was deemed to no longer meet the criteria of an affiliated company at the reporting date.

**	On September 1, 2015, a Schedule 13D was filed for Silicon Graphics International Corp. (“the Company”) on behalf of the Advisor and the Wasatch Long/Short Fund, including the portfolio managers Michael L. Shinnick and Ralph C. Shive (“Reporting Persons”).

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2015 the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as Percent of Net Assets
Core Growth Fund
DocuSign, Inc., Series F	Preferred Stock	4/30/15	$4,000,004	$4,000,004	0.34%

			$4,000,004	$4,000,004	0.34%

Micro Cap Value Fund
Acetylon Pharmaceuticals, Inc., Series B	Preferred Stock	2/3/11 - 5/25/12	$499,999	$1,801,050	1.17%
Vertex Energy, Inc.	Preferred Stock	6/22/15	1,455,000	1,310,000	0.85%
Vertex Energy, Inc.	Warrants	6/22/15	95,000	42,019	0.03%

			$2,049,999	$3,153,069	2.05%

SEPTEMBER 30, 2015

	Security Type	Acquisition Date	Cost	Fair Value	Value as Percent of Net Assets
Small Cap Growth Fund
DataStax, Inc., Series E	Preferred Stock	8/12/14	$8,000,002	$8,000,002	0.40%
DocuSign, Inc., Series B	Preferred Stock	3/3/14	437,257	635,724	0.03%
DocuSign, Inc., Series B-1	Preferred Stock	3/3/14	130,983	190,435	0.01%
DocuSign, Inc., Series D	Preferred Stock	3/3/14	313,930	456,420	0.02%
DocuSign, Inc., Series E	Preferred Stock	3/3/14	8,117,819	11,802,438	0.59%
DocuSign, Inc., Series F	Preferred Stock	4/30/15	2,999,984	2,999,984	0.15%
Drilling Info Holdings, Inc., Series B	Preferred Stock	9/5/13	15,350,001	12,432,564	0.62%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/16/15	3,212,943	3,165,480	0.16%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 2/23/15	1,502,148	1,662,383	0.08%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	136,135	0.01%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	184,939	135,886	0.01%

			$42,250,006	$41,617,451	2.08%

Strategic Income Fund
Redcorp Ventures Ltd.	Corporate Bonds	7/5/07	$152,583	$804	0.00%
Star Asia Financial Ltd.	Common Stock	2/22/07 - 5/11/15	572,597	533,571	0.60%

			$725,180	$534,375	0.60%

Ultra Growth Fund
Data Sciences International, Inc., Series B	Preferred Stock	1/20/06	$475,001	$574,126	0.60%
Drilling Info Holdings, Inc., Series B	Preferred Stock	9/5/13	1,150,001	931,430	0.97%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/16/15	2,891,638	2,848,919	2.97%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 2/23/15	1,502,148	1,662,383	1.73%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	34,034	0.03%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	46,235	33,972	0.04%
Xtera Communications, Inc.	Common Stock	9/3/03	99,065	914	0.00%

			$6,664,089	$6,085,778	6.34%

World Innovators Fund
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/16/15	$321,292	$316,546	0.17%
Xtera Communications, Inc.	Common Stock	9/3/03	7,076	65	0.00%

			$328,368	$316,611	0.17%

10. PURCHASE COMMITMENTS

In September 2003, the Small Cap Growth, Ultra Growth and World Innovators Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners II-B, L.P. The remaining commitment amounts at September 30, 2015 were $50,000, $45,000 and $5,000, respectively.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners III-B, L.P. The remaining commitment amounts at September 30, 2015 were $60,000 per Fund.

Securities held by the Funds have been designated to meet these purchase commitments as indicated in the Schedules of Investments.

11. LINE OF CREDIT

Effective May 22, 2015, the Funds in the Trust renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $200,000,000 uncommitted, and the other of which is $100,000,000 committed, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, have no change in the total amounts available on the Line, an increase of $100,000,000 uncommitted and a decrease of $100,000,000 committed. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the federal funds rate in effect on the date of borrowing, plus a margin, or (b) the overnight London Interbank Offered Rate (LIBOR) in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

WASATCH FUNDS — Notes to Financial Statements (continued)

For the year ended September 30, 2015, the following Funds had borrowings:

	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 9/30/2015
Emerging India Fund	$965,544	53	$1,998	1.41%	$—
Emerging Markets Select Fund	909,729	48	1,743	1.44%	—
Emerging Markets Small Cap Fund	5,175,050	74	14,672	1.38%	794,884
Frontier Emerging Small Countries Fund	9,586,973	16	6,020	1.41%	—
Global Opportunities Fund	1,789,895	73	5,015	1.38%	—
International Growth Fund	15,860,562	35	21,274	1.38%	—
International Opportunities Fund	1,011,490	3	121	1.44%	—
Large Cap Value Fund	4,731,183	10	1,804	1.37%	—
Strategic Income Fund	1,605,177	6	390	1.46%	—
Ultra Growth Fund	156,417	4	25	1.45%	—
Income Fund	480,646	15	275	1.37%	—

12. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to changes in the market (market risk) or the failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Non-Diversification Risk — A non-diversified fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies. The Emerging Markets Select Fund is non-diversified.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund and International Opportunities Fund are owned by a group of shareholders advised by a common investment advisor. If these shareholders simultaneously redeems on the advice of their investment advisor, Fund expenses may increase and performance may be materially affected. However, the Advisor has contractually agreed to waive its fees and/or reimburse both the Frontier Emerging Small Countries Fund and the International Opportunities Fund should their operating expenses exceed 2.25% through at least January 31, 2016. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. The Advisor has contractually agreed to waive its fees and/or reimburse the Emerging Markets Select Fund should the operating expenses exceed 1.69% for the Investor Class and 1.50% for the Institutional Class through at least January 31, 2016.

13. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to

SEPTEMBER 30, 2015

measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) —  Securities are valued as of the close of the New York Stock Exchange (“NYSE”)(generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation system (“NASDAQ”), such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

WASATCH FUNDS — Notes to Financial Statements (continued)

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with

Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non- business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the fund for financial reporting purposes.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2015 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2015

Core Growth Fund
Assets
Common Stocks	Biotechnology	$32,582,264	$16,786,812	$—	$49,369,076
	Consumer Finance	52,211,697	6,801,205	—	59,012,902
	Diversified Banks	—	21,637,413	—	21,637,413
	Life Sciences Tools & Services	25,423,157	19,616,242	—	45,039,399
	Oil & Gas Equipment & Services	6,250,441	5,501,789	—	11,752,230
	Specialized Finance	—	6,458,380	—	6,458,380
	Other	853,507,992	—	—	853,507,992
Preferred Stocks		—	—	4,000,004	4,000,004
Short-Term Investments		—	119,120,957	—	119,120,957

		$969,975,551	$195,922,798	$4,000,004	$1,169,898,353

Emerging India Fund
Assets
Common Stocks	Commodity Chemicals	$958,691	$1,127,860	$—	$2,086,551
	Department Stores	140,891	—	—	140,891
	Diversified Banks	616,765	3,916,708	—	4,533,473
	Electric Utilities	512,284	—	—	512,284
	Internet Retail	1,616,299	—	—	1,616,299
	IT Consulting & Other Services	2,003,645	3,403,765	—	5,407,410
	Life Sciences Tools & Services	19,833	1,100,357	—	1,120,190
	Packaged Foods & Meats	288,570	1,554,086	—	1,842,656
	Other	—	44,023,861	—	44,023,861
Corporate Bonds		—	17,058	—	17,058
Short-Term Investments		—	2,268,300	—	2,268,300

		$6,156,978	$57,411,995	$—	$63,568,973

SEPTEMBER 30, 2015

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2015

Emerging Markets Select Fund
Assets
Common Stocks	Airport Services	$2,046,810	$—	$—	$2,046,810
	Construction & Engineering	1,156,380	—	—	1,156,380
	Consumer Finance	1,302,152	725,387	—	2,027,539
	Diversified Capital Markets	1,309,842	—	—	1,309,842
	Drug Retail	711,662	—	—	711,662
	Industrial Machinery	517,855	—	—	517,855
	Internet Retail	424,435	—	—	424,435
	Internet Software & Services	1,074,326	—	—	1,074,326
	Multi-Line Insurance	453,933	—	—	453,933
	Restaurants	611,748	—	—	611,748
	Other	—	24,122,180	—	24,122,180
Short-Term Investments		—	3,519,811	—	3,519,811

		$9,609,143	$28,367,378	$—	$37,976,521

Emerging Markets Small Cap Fund
Assets
Common Stocks	Airport Services	$15,232,618	$8,328,652	$—	$23,561,270
	Application Software	3,859,320	—	—	3,859,320
	Asset Management & Custody Banks	5,799,438	15,225,782	—	21,025,220
	Biotechnology	8,865,144	23,119,514	—	31,984,658
	Consumer Finance	22,249,165	51,413,603	—	73,662,768
	Diversified Capital Markets	6,954,491	—	—	6,954,491
	Internet Retail	2,900,457	14,007,826	—	16,908,283
	Internet Software & Services	3,831,379	14,723,780	—	18,555,159
	Life Sciences Tools & Services	1,538,462	—	—	1,538,462
	Oil & Gas Equipment & Services	6,359,327	—	—	6,359,327
	Oil & Gas Exploration & Production	4,732,321	—	—	4,732,321
	Pharmaceuticals	—	59,667,121	873,390	60,540,511
	Property & Casualty Insurance	2,713,702	—	—	2,713,702
	Real Estate Development	5,567,225	—	—	5,567,225
	Real Estate Operating Companies	11,220,438	—	—	11,220,438
	Regional Banks	7,957,131	1,625,715	—	9,582,846
	Restaurants	9,331,243	—	—	9,331,243
	Other	—	646,621,237	—	646,621,237
Warrants		211,593	—	—	211,593

		$119,323,454	$834,733,230	$873,390	$954,930,074

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2015

Frontier Emerging Small Countries Fund
Assets
Common Stocks	Advertising	$31,691	$—	$—	$31,691
	Brewers	61,739,665	89,344,102	—	151,083,767
	Commodity Chemicals	155,171	20,345,561	—	20,500,732
	Construction Materials	60,151,721	19,469,866	—	79,621,587
	Consumer Finance	4,482,299	3,860,283	—	8,342,582
	Department Stores	663,114	—	—	663,114
	Diversified Banks	14,908,575	58,055,737	—	72,964,312
	Food Retail	13,859,543	—	—	13,859,543
	Footwear	1,351,723	—	—	1,351,723
	Household Products	11,003,562	335,277	—	11,338,839
	Hypermarkets & Super Centers	18,951,626	—	—	18,951,626
	Industrial Conglomerates	4,759,433	—	—	4,759,433
	Industrial Gases	1,794,249	—	—	1,794,249
	Integrated Telecommunication Services	16,750,726	—	—	16,750,726
	Life & Health Insurance	2,013,758	—	—	2,013,758
	Multi-Line Insurance	1,058,502	7,092,870	—	8,151,372
	Packaged Foods & Meats	51,495,971	136,400,197	—	187,896,168
	Personal Products	10,252,240	—	—	10,252,240
	Pharmaceuticals	81,723,465	16,151,209	—	97,874,674
	Soft Drinks	12,632,291	—	—	12,632,291
	Specialty Chemicals	8,768,309	—	—	8,768,309
	Tobacco	39,021,444	22,668,689	—	61,690,133
	Wireless Telecommunication Services	22,381,134	19,871,678	—	42,252,812
	Other	—	126,505,765	—	126,505,765
Participation Notes		—	20,784,517	—	20,784,517
Short-Term Investments		—	23,472,377	—	23,472,377

		$439,950,212	$564,358,128	$—	$1,004,308,340

Global Opportunities Fund
Assets
Common Stocks	Air Freight & Logistics	$1,220,002	$—	$—	$1,220,002
	Airlines	7,308,382	—	—	7,308,382
	Airport Services	2,780,880	—	—	2,780,880
	Application Software	5,251,380	1,608,187	—	6,859,567
	Auto Parts & Equipment	1,487,786	850,093	—	2,337,879
	Biotechnology	3,979,795	5,375,875	—	9,355,670
	Building Products	1,454,888	—	—	1,454,888
	Construction & Engineering	1,446,848	—	—	1,446,848
	Consumer Finance	5,014,971	4,808,929	—	9,823,900
	Diversified Support Services	1,552,090	—	—	1,552,090
	Electronic Manufacturing Services	3,041,991	—	—	3,041,991
	Health Care Facilities	1,644,708	1,921,331	—	3,566,039
	Health Care Services	1,569,282	—	—	1,569,282
	Homefurnishing Retail	1,160,803	—	—	1,160,803
	Internet Retail	3,588,033	1,592,717	—	5,180,750
	Internet Software & Services	10,230,236	8,517,011	—	18,747,247
	Life Sciences Tools & Services	633,056	1,384,580	—	2,017,636
	Packaged Foods & Meats	705,853	1,447,215	—	2,153,068
	Personal Products	1,083,806	—	—	1,083,806
	Pharmaceuticals	1,575,814	13,287,376	—	14,863,190
	Regional Banks	4,192,189	—	—	4,192,189
	Restaurants	1,280,068	2,786,869	—	4,066,937
	Semiconductors	1,614,583	1,916,780	—	3,531,363
	Trucking	4,809,623	—	—	4,809,623
	Other	—	41,696,486	—	41,696,486
Warrants		21,870	—	—	21,870
Short-Term Investments		—	685,704	—	685,704

		$68,648,937	$87,879,153	$—	$156,528,090

SEPTEMBER 30, 2015

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2015

International Growth Fund
Assets
Common Stocks	Application Software	$10,674,179	$33,824,454	$—	$44,498,633
	Asset Management & Custody Banks	19,704,214	5,646,726	—	25,350,940
	Auto Parts & Equipment	17,080,165	—	—	17,080,165
	Forest Products	6,183,284	—	—	6,183,284
	Health Care Technology	25,117,570	19,631,343	—	44,748,913
	Internet Software & Services	8,453,144	114,466,288	—	122,919,432
	Oil & Gas Equipment & Services	8,950,815	9,274,040	—	18,224,855
	Oil & Gas Storage & Transportation	8,065,158	—	—	8,065,158
	Property & Casualty Insurance	7,381,207	—	—	7,381,207
	Other	—	1,009,935,238	—	1,009,935,238
Short-Term Investments		—	12,275,005	—	12,275,005

		$111,609,736	$1,205,053,094	$—	$1,316,662,830

International Opportunities Fund
Assets
Common Stocks	Aerospace & Defense	$734,824	$—	$—	$734,824
	Air Freight & Logistics	1,665,725	5,577,385	—	7,243,110
	Apparel Retail	2,408,792	—	—	2,408,792
	Application Software	3,531,931	—	—	3,531,931
	Brewers	9,550,197	8,600,670	—	18,150,867
	Building Products	508,407	—	—	508,407
	Commodity Chemicals	2,925,653	15,167,131	—	18,092,784
	Communications Equipment	1,028,371	—	—	1,028,371
	Construction Materials	1,573,282	—	—	1,573,282
	Department Stores	423,197	1,948,028	—	2,371,225
	Distillers & Vintners	1,599,493	6,876,093	—	8,475,586
	Diversified Banks	3,648,280	—	—	3,648,280
	Drug Retail	1,893,294	4,993,951	—	6,887,245
	Electronic Equipment & Instruments	2,294,692	2,354,488	—	4,649,180
	Food Retail	6,407,305	23,917,428	—	30,324,733
	Health Care Distributors	211,950	—	—	211,950
	Health Care Facilities	2,648,058	26,415,804	—	29,063,862
	Health Care Technology	2,345,080	2,185,149	—	4,530,229
	Industrial Conglomerates	3,330,127	—	—	3,330,127
	Marine	1,167,361	—	—	1,167,361
	Marine Ports & Services	1,807,439	1,538,180	—	3,345,619
	Multi-Line Insurance	1,309,448	1,929,587	—	3,239,035
	Multi-Sector Holdings	135,310	—	—	135,310
	Office Services & Supplies	2,585,838	—	—	2,585,838
	Packaged Foods & Meats	5,722,725	37,673,469	—	43,396,194
	Personal Products	818,547	4,307,461	—	5,126,008
	Pharmaceuticals	2,818,606	6,341,891	—	9,160,497
	Regional Banks	1,612,746	—	—	1,612,746
	Restaurants	10,306,069	38,791,601	—	49,097,670
	Soft Drinks	11,752,676	—	—	11,752,676
	Specialized Finance	595,111	—	—	595,111
	Specialty Chemicals	1,188,086	2,543,654	—	3,731,740
	Other	—	148,754,233	—	148,754,233
Short-Term Investments		—	23,124,583	—	23,124,583

		$90,548,620	$363,040,786	$—	$453,589,406

Large Cap Value Fund
Assets
Common Stocks		$243,797,409	$—	$—	$243,797,409
Short-Term Investments		—	1,470,547	—	1,470,547

		$243,797,409	$1,470,547	$—	$245,267,956

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2015

Long/Short Fund
Assets
Common Stocks		$968,266,093	$—	$—	$968,266,093
Short-Term Investments		—	52,286,876	—	52,286,876

		$968,266,093	$52,286,876	$—	$1,020,552,969

Liabilities
Securities Sold Short		$(263,064,239)	$—	$—	$(263,064,239)

		$(263,064,239)	$—	$—	$(263,064,239)

Micro Cap Fund
Assets
Common Stocks	Apparel, Accessories & Luxury Goods	$2,983,713	$2,045,342	$—	$5,029,055
	Application Software	29,294,645	1,161,920	—	30,456,565
	Biotechnology	6,540,566	2,452,262	—	8,992,828
	Diversified Banks	—	5,916,813	—	5,916,813
	Industrial Machinery	3,094,127	3,370,193	—	6,464,320
	Internet Software & Services	16,432,625	2,943,976	—	19,376,601
	Pharmaceuticals	16,035,937	5,259,003	—	21,294,940
	Publishing	—	4,138,897	—	4,138,897
	Thrifts & Mortgage Finance	—	4,275,369	—	4,275,369
	Other	146,356,389	—	—	146,356,389
Short-Term Investments		—	8,784,540	—	8,784,540

		$220,738,002	$40,348,315	$—	$261,086,317

Micro Cap Value Fund
Assets
Common Stocks	Advertising	$—	$1,000,703	$—	$1,000,703
	Application Software	2,932,140	1,031,935	—	3,964,075
	Asset Management & Custody Banks	1,941,015	53,965	—	1,994,980
	Automotive Retail	—	2,224,258	—	2,224,258
	Biotechnology	451,200	1,952,588	—	2,403,788
	Construction Materials	—	908,228	—	908,228
	Diversified Banks	—	1,402,683	—	1,402,683
	Electronic Equipment & Instruments	688,000	1,072,121	—	1,760,121
	General Merchandise Stores	—	1,283,632	—	1,283,632
	Health Care Distributors	—	759,523	—	759,523
	Health Care Facilities	1,790,460	1,469,573	—	3,260,033
	Health Care Services	5,180,262	1,820,461	—	7,000,723
	Health Care Supplies	3,144,750	1,067,361	—	4,212,111
	Health Care Technology	—	3,058,309	—	3,058,309
	Home Improvement Retail	—	1,534,248	—	1,534,248
	Human Resource & Employment Services	—	603,796	—	603,796
	Industrial Machinery	1,606,500	2,009,326	—	3,615,826
	Packaged Foods & Meats	1,558,304	1,647,642	—	3,205,946
	Pharmaceuticals	1,608,160	6,922,174	—	8,530,334
	Restaurants	—	913,107	—	913,107
	Technology Hardware, Storage & Peripherals	747,000	1,042,222	—	1,789,222
	Trading Companies & Distributors	—	993,792	—	993,792
	Other	73,704,293	—	—	73,704,293
Preferred Stocks		—	—	3,111,050	3,111,050
Warrants		—	—	42,019	42,019
Short-Term Investments		—	19,808,193	—	19,808,193

		$95,352,084	$54,579,840	$3,153,069	$153,084,993

SEPTEMBER 30, 2015

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2015

Small Cap Growth Fund
Assets
Common Stocks	Air Freight & Logistics	$26,599,591	$31,209,777	$—	$57,809,368
	Biotechnology	91,995,742	18,683,735	—	110,679,477
	Consumer Finance	—	12,110,713	—	12,110,713
	Diversified Banks	34,549,449	17,503,591	—	52,053,040
	Drug Retail	—	14,033,754	—	14,033,754
	Internet Retail	79,572,919	14,427,411	—	94,000,330
	Life Sciences Tools & Services	76,638,120	34,264,632	—	110,902,752
	Personal Products	—	13,905,268	—	13,905,268
	Restaurants	29,432,536	36,662,175	—	66,094,711
	Other	1,345,098,898	—	—	1,345,098,898
Preferred Stocks		—	—	36,789,588	36,789,588
Limited Partnership Interest		—	—	4,827,863	4,827,863
Short-Term Investments		—	87,423,697	—	87,423,697

		$1,683,887,255	$280,224,753	$41,617,451	$2,005,729,459

Small Cap Value Fund
Assets
Common Stocks	Consumer Finance	$8,170,230	$3,163,171	$—	$11,333,401
	Diversified Banks	—	7,010,812	—	7,010,812
	Pharmaceuticals	2,038,103	5,867,748	—	7,905,851
	Other	240,472,130	—	—	240,472,130
Limited Partnership Interest		3,595,401	—	—	3,595,401
Short-Term Investments		—	8,564,540	—	8,564,540

		$254,275,864	$24,606,271	$—	$278,882,135

Strategic Income Fund
Assets
Common Stocks	Diversified REITs	$3,743,285	$533,571	$—	$4,276,856
	Other	69,376,316	—	—	69,376,316
Exchange-Traded Funds		829,375	—	—	829,375
Limited Partnership Interest		9,821,019	—	—	9,821,019
Corporate Bonds		—	—	804	804
Short-Term Investments		—	3,032,863	—	3,032,863

		$83,769,995	$3,566,434	$804	$87,337,233

Ultra Growth Fund
Assets
Common Stocks	Diversified Banks	$—	$2,833,873	$—	$2,833,873
	Industrial Machinery	1,952,112	1,108,906	—	3,061,018
	Internet Software & Services	10,807,793	—	914	10,808,707
	Restaurants	669,079	1,131,157	—	1,800,236
	Specialized Finance	—	634,932	—	634,932
	Other	69,358,789	—	—	69,358,789
Preferred Stocks		—	—	1,573,562	1,573,562
Limited Partnership Interest		—	—	4,511,302	4,511,302
Short-Term Investments		—	1,582,068	—	1,582,068

		$82,787,773	$7,290,936	$6,085,778	$96,164,487

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2015

World Innovators Fund
Assets
Common Stocks	Alternative Carriers	$—	$3,979,933	$—	$3,979,933
	Application Software	—	472,043	—	472,043
	Automotive Retail	1,937,600	9,094,787	—	11,032,387
	Biotechnology	3,566,781	6,016,105	—	9,582,886
	Communications Equipment	—	470,755	—	470,755
	Computer & Electronics Retail	—	373,264	—	373,264
	Construction Machinery & Heavy Trucks	—	494,914	—	494,914
	Consumer Electronics	—	3,545,568	—	3,545,568
	Food Retail	—	3,450,759	—	3,450,759
	Health Care Distributors	925,150	340,328	—	1,265,478
	Health Care Equipment	—	5,409,186	—	5,409,186
	Health Care Services	—	954,938	—	954,938
	Health Care Technology	2,696,404	2,181,668	—	4,878,072
	Home Improvement Retail	—	852,891	—	852,891
	Homebuilding	—	593,354	—	593,354
	Human Resource & Employment Services	—	1,615,135	—	1,615,135
	Industrial Machinery	730,415	1,554,144	—	2,284,559
	Internet Retail	5,306,153	2,006,096	—	7,312,249
	Internet Software & Services	5,461,237	717,609	65	6,178,911
	Leisure Products	—	3,288,953	—	3,288,953
	Life Sciences Tools & Services	—	2,460,756	—	2,460,756
	Publishing	955,087	644,441	—	1,599,528
	Real Estate Services	934,505	253,156	—	1,187,661
	Semiconductors	—	2,970,748	—	2,970,748
	Wireless Telecommunication Services	—	1,885,037	—	1,885,037
	Other	89,870,310	—	—	89,870,310
Limited Partnership Interest		—	—	316,546	316,546
Short-Term Investments		—	14,459,758	—	14,459,758

		$112,383,642	$70,086,326	$316,611	$182,786,579

Income Fund
Assets
Asset-Backed Securities		$—	$7,739,874	$—	$7,739,874
Collateralized Mortgage Obligations		—	19,786,284	—	19,786,284
Corporate Bonds		—	49,421,732	—	49,421,732
Municipal Bonds		—	3,350,628	—	3,350,628
Exchange-Traded Funds		837,150	—	—	837,150
U.S. Government Agency Securities		—	14,574,065	—	14,574,065
U.S. Treasury Notes		—	9,358,560	—	9,358,560
Preferred Stocks		1,152,520	—	—	1,152,520
Short-Term Investments		—	2,029,446	—	2,029,446

		$1,989,670	$106,260,589	$—	$108,250,259

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$322,083,384	$—	$322,083,384
Short-Term Investments		—	4,582,570	—	4,582,570

		$—	$326,665,954	$—	$326,665,954

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

SEPTEMBER 30, 2015

The valuation techniques used by the Funds to measure fair value for the year ended September 30, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. The table below shows the significant transfers between Level 1 and Level 2 due to fair valuation in certain foreign markets pursuant to a systematic valuation model.

Fund	Transfers Out Of Level 1 at Market Value	Transfers Into Level 2 at Market Value
Core Growth Fund	$66,993,719	$66,993,719
Emerging India Fund	44,986,684	44,986,684
Emerging Markets Select Fund	18,624,412	18,624,412
Emerging Markets Small Cap Fund	463,183,239	463,183,239
Frontier Emerging Small Countries Fund	414,157,588	414,157,588
Global Opportunities Fund	36,253,872	36,253,872
International Growth Fund	807,257,387	807,257,387
International Opportunities Fund	204,196,988	204,196,988
Micro Cap Fund	21,110,708	21,110,708
Micro Cap Value Fund	15,021,712	15,021,712
Small Cap Growth Fund	175,668,738	175,668,738
Small Cap Value Fund	7,010,812	7,010,812
Ultra Growth Fund	4,599,961	4,599,961
World Innovators Fund	19,817,960	19,817,960

There was a transfer of $873,390 from Level 1 to Level 3 in the Emerging Markets Small Cap Fund. A holding was suspended from trading by the Hong Kong Exchange due to their inability to publish the 2014 annual report as required by the exchange listing rules. As of September 30, 2015, the security remains halted. There was a transfer of $971,041 from Level 3 to Level 2 in the Micro Cap Value Fund due to a change in pricing strategy on a PIPE. This transfer amount represents the beginning of the period value for Nobilis Health Corp. PIPE, which transferred to Level 2 during the period in order to properly represent the activity on the Level 3 rollforward presented below.

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Funds during the year ended September 30, 2015:

Fund	Market Value Beginning Balance 9/30/2014	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2015	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2015
Core Growth Fund
Preferred Stocks	$—	$4,000,004	$—	$—	$—	$—	$—	$—	$4,000,004	$—

	—	4,000,004	—	—	—	—	—	—	4,000,004	—

Emerging Markets Small Cap Fund
Common Stocks	—	—	—	—	—	—	873,390	—	873,390	—

	—	—	—	—	—	—	873,390	—	873,390	—

Micro Cap Fund
Common Stocks	32,340	—	(7,700)	—	(1,532,300)	1,507,660	—	—	—	—

	32,340	—	(7,700)	—	(1,532,300)	1,507,660	—	—	—	—

Micro Cap Value Fund
Common Stocks	1,186,508	—	(139,318)	—	(779,686)	703,537	—	(971,041)	—	—
Preferred Stocks	1,366,314	1,455,000	—	—	—	289,736	—	—	3,111,050	289,736
Warrants	4,150	95,000	—	—	—	(57,131)	—	—	42,019	(52,981)

	2,556,972	1,550,000	(139,318)	—	(779,686)	936,142	—	(971,041)	3,153,069	236,755

Small Cap Growth Fund
Preferred Stocks	32,900,050	2,999,984	—	—	—	889,554	—	—	36,789,588	889,554
Limited Partnership Interest	4,515,675	115,000	(768,900)	—	734,297	231,791	—	—	4,827,863	231,791

	37,415,725	3,114,984	(768,900)	—	734,297	1,121,345	—	—	41,617,451	1,121,345

Strategic Income Fund
Corporate Bonds	1,125	—	—	—	—	(321)	—	—	804	(321)

	1,125	—	—	—	—	(321)	—	—	804	(321)

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Market Value Beginning Balance 9/30/2014	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2015	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2015
Ultra Growth Fund
Common Stocks	$914	$—	$—	$—	$—	$—	$—	$—	$914	$—
Preferred Stocks	2,018,982	—	(195)	—	(999,805)	554,580	—	—	1,573,562	(442,979)
Limited Partnership Interest	4,198,989	105,000	(716,593)	—	700,397	223,509	—	—	4,511,302	223,509

	6,218,885	105,000	(716,788)	—	(299,408)	778,089	—	—	6,085,778	(219,470)

World Innovators Fund
Common Stocks	65	—	—	—	—	—	—	—	65	—
Limited Partnership Interest	316,673	10,000	(52,306)	—	33,892	8,287	—	—	316,546	8,287

	316,738	10,000	(52,306)	—	33,892	8,287	—	—	316,611	8,287

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value at 9/30/2015	Valuation Technique	Unobservable Input	Range (Average)
Emerging Markets Small Cap Fund	Common Stock: Pharmaceuticals	$873,390	Discount on last trade	Discount for lack of marketability	90%
Micro Cap Value Fund	Direct Venture Capital Investments: Pharmaceuticals	$1,801,050	Probability of warrant exercise Probability of no warrant exercise	Exercise price Remaining value	* *
Micro Cap Value Fund	Warrant in Public Equity: Oil & Gas Refining & Marketing	$42,019	Discount to cost	Cost Discount for lack of marketability	50% 12%
Small Cap Growth Fund	Direct Venture Capital Investments: Biotechnology	$272,022	Market comparable companies	EV/R** multiple Discount for lack of marketability	1.1 -2.5(1.7) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$12,432,564	Market comparable companies	EV/R** multiple Discount for lack of marketability	2.7 -10.5(5.6) 20%
Ultra Growth Fund	Direct Venture Capital Investments: Biotechnology	$68,006	Market comparable companies	EV/R** multiple Discount for lack of marketability	1.1 -2.5(1.7) 20%
Ultra Growth Fund	Direct Venture Capital Investments: Health Care Technology	$574,126	Probability of strategic buyer† Probability of financial buyer†	Offer proceeds Offer proceeds	100% 100%
Ultra Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$931,430	Market comparable companies	EV/R** multiple Discount for lack of marketability	2.7 - 10.5(5.6) 20%

*	The exercise price of the warrant will be within a range; the actual price is not set at this time. As such, this valuation is directionally sensitive to the determination of the exercise price within the range.

**	Enterprise-Value-To-Revenue Multiple (“EV/R”) — A measure of the value of a stock that compares a company’s enterprise value to its revenue.

†	The valuation is sensitive to the adjustment of the probabilities between a strategic and financial buyer.

Changes in EV/R multiples may change the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations, unadjusted historical third party information or the unadjusted NAV of an investment in private investment companies. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

14. OFFSETTING

Each Fund is party to various netting arrangements. The FASB requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

SEPTEMBER 30, 2015

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of September 30, 2015:

REPURCHASE AGREEMENTS

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (Not Less Than 0)
Core Growth Fund	State Street Bank and Trust Co.	$119,120,957	$—	$(119,120,957)	$—
Emerging India Fund	State Street Bank and Trust Co.	2,268,300	—	(2,268,300)	—
Emerging Markets Select Fund	State Street Bank and Trust Co.	3,519,811	—	(3,519,811)	—
Frontier Emerging Small Countries Fund	State Street Bank and Trust Co.	23,472,377	—	(23,472,377)	—
Global Opportunities Fund	State Street Bank and Trust Co.	685,704	—	(685,704)	—
International Growth Fund	State Street Bank and Trust Co.	12,275,005	—	(12,275,005)	—
International Opportunities Fund	State Street Bank and Trust Co.	23,124,583	—	(23,124,583)	—
Large Cap Value Fund	State Street Bank and Trust Co.	1,470,547	—	(1,470,547)	—
Long/Short Fund	State Street Bank and Trust Co.	52,286,876	—	(52,286,876)	—
Micro Cap Fund	State Street Bank and Trust Co.	8,784,540	—	(8,784,540)	—
Micro Cap Value Fund	State Street Bank and Trust Co.	19,808,193	—	(19,808,193)	—
Small Cap Growth Fund	State Street Bank and Trust Co.	87,423,697	—	(87,423,697)	—
Small Cap Value Fund	State Street Bank and Trust Co.	8,564,540	—	(8,564,540)	—
Strategic Income Fund	State Street Bank and Trust Co.	3,032,863	—	(3,032,863)	—
Ultra Growth Fund	State Street Bank and Trust Co.	1,582,068	—	(1,582,068)	—
World Innovators Fund	State Street Bank and Trust Co.	14,459,758	—	(14,459,758)	—
Income Fund	State Street Bank and Trust Co.	2,029,446	—	(2,029,446)	—
U.S. Treasury Fund	State Street Bank and Trust Co.	4,582,570	—	(4,582,570)	—

SECURITIES BORROWED FOR SHORT SALES
		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Liability Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Pledged[2]	Net Amount (Not Less Than 0)
Long/Short Fund	JPMorgan Chase	$263,064,239	$—	$(263,064,239)	$—

[1]	Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 and the Schedules of Investments.

[2]	The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Short Sales” and the Schedules of Investments.

15. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH LONG/SHORT FUND

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2015:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on options written	$—	$—	$—	$(1,377,491)	$—	$(1,377,491)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options, securities sold short and foreign currency translations	$—	$—	$—	$1,010,459	$—	$1,010,459

WASATCH FUNDS — Notes to Financial Statements (continued)	SEPTEMBER 30, 2015

WASATCH MICRO CAP VALUE FUND

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2015:

	Derivatives not accounted for as hedging and non-hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts		Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on options written	$—	$—		$—	$272,422	$—	$272,422
Net realized gain (loss) on investments and foreign currency translations	—	414,810	[1]	—	—	—	414,810

	$—	$414,810		$—	$272,422	$—	$687,232

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options, securities sold short and foreign currency translations	$—	$—		$—	$(10,336)	$—	$(10,336)

*	See Note 4 — Financial Derivative Instruments for additional information.

[1]	Derivative accounted for as hedging instrument under Statement 133.

For the year ended September 30, 2015, the average monthly balance of outstanding derivative financial instruments was as follows:

	Micro Cap Value Fund
Forward currency contracts:
Average number of contracts — U.S. dollars purchased	—	[1]
Average U.S. dollar amounts purchased	$959,279
Average number of contracts — U.S. dollars sold	—	[1]
Average U.S. dollar amounts sold	$994,554
Option contracts:
Average number of call contracts written	130
Average value of call contracts written	$30,544

[1]	Amount represents less than 0.05.

16. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

WASATCH FUNDS — Report of Independent Registered Public Accounting Firm	SEPTEMBER 30, 2015

To the Board of Trustees and Shareholders of

Wasatch Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wasatch Core Growth Fund, Wasatch Emerging India Fund, Wasatch Emerging Markets Select Fund, Wasatch Emerging Markets Small Cap Fund, Wasatch Frontier Emerging Small Countries Fund, Wasatch Global Opportunities Fund, Wasatch International Growth Fund, Wasatch International Opportunities Fund, Wasatch Large Cap Value Fund, Wasatch Long/Short Fund, Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund, Wasatch Small Cap Growth Fund, Wasatch Small Cap Value Fund, Wasatch Strategic Income Fund, Wasatch Ultra Growth Fund, Wasatch World Innovators Fund, Wasatch-1st Source Income Fund, and Wasatch-Hoisington U.S. Treasury Fund (hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Kansas City, Missouri

November 24, 2015

WASATCH FUNDS — Supplemental Information

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees and one Interested Trustee. Three of the Independent Trustees and the Interested Trustee were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Two Independent Trustees have been appointed by the elected Independent Trustees to serve until his or her successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 71	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	19	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) since December 2007 to February 2014; Trustee, Northern Lights Fund Trust III (30 portfolios) since 2012.

D. James Croft, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 73	Trustee and Chairman of the Governance and Nominating Committee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute, from 1990 to 2004.	19	None.

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 68	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	19	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 63	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) since 2002.	19	None.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 62	Trustee	Indefinite Served as Trustee since October 2014	Trustee, Youth Sports Alliance since 2015; Director, Utah Symphony/Utah Opera since 2005; Director, Woodlands Commercial Bank 2009 - 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 - 2004.	19	Trustee, Youth Sports Alliance since 2015; Director Utah Symphony/Utah Opera since 2005; Director, Woodlands Commercial Bank 2009 - 2012.

Interested Trustee

Samuel S. Stewart, Jr., Ph.D. CFA[3] 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 73	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	19	None.

[1]	A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

[2]	Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Dr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor.

SEPTEMBER 30, 2015 (UNAUDITED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 46	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 48	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006.

Cindy B. Firestone CPA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 58	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor from December 2002 to August 2011.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 43	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Core Growth Fund	$24,139,661
Frontier Emerging Small Countries Fund	14,583,973
Global Opportunities Fund	27,018,684
International Growth Fund	9,181,913
International Opportunities Fund	32,985,697
Large Cap Value Fund	91,295,666
Long/Short Fund	171,032,782
Micro Cap Fund	13,800,575
Micro Cap Value Fund	21,640,698
Small Cap Growth Fund	210,961,388
Strategic Income Fund	7,267,964
Ultra Growth Fund	29,153,346
World Innovators Fund	25,428,998
U.S. Treasury Fund	11,970,866

For the fiscal year ended September 30, 2015, certain dividends paid by each Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2015, complete information will be reported on shareholders’ 2015 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended September 30, 2015 will be at the highest amount permitted by law.

Corporate shareholders should note for the year ended September 30, 2015, the percentage of the Funds’ investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deductions are as follows:

Fund	Percentage
Emerging Markets Select Fund	1%
Frontier Emerging Small Countries Fund	2%
Large Cap Value Fund	92%
Long/Short Fund	100%
Strategic Income Fund	53%
Income Fund	3%

The Funds may elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. The foreign taxes paid eligible for pass-through on September 30, 2015 are as follows:

Fund	Amount
Frontier Emerging Small Countries Fund	$3,040,779

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2015. These shareholders will receive more detailed information along with their 2015 Form 1099-DIV.

WASATCH FUNDS — Supplemental Information (continued)	SEPTEMBER 30, 2015 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.WasatchFunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at www.WasatchFunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the SEC’s website at www.sec.gov, and may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference room may be obtained by calling 800.SEC.0330).

WASATCH FUNDS — Service Providers	SEPTEMBER 30, 2015 (UNAUDITED)

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

SUB-ADVISOR FOR THE WASATCH-1ST SOURCE INCOME FUND

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

SUB-ADVISOR FOR THE U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

ONLINE

www.WasatchFunds.com

shareholderservice@wasatchfunds.com

Wasatch Funds 2015 Annual Report www.WasatchFunds.com 800.551.1700 MIX Paper from responsible sources FSC C101537

Item 2: Code of Ethics.

(a)	Wasatch Funds Trust (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3: Audit Committee Financial Expert.

(a)	(1)

The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The name of the audit committee financial expert is Miriam M. Allison. Ms. Allison is deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2015 and 2014 were $426,189 and $484,862, respectively.

(b)

Audit Related Fees – During the fiscal years ended September 30, 2015 and 2014, the Registrant was not billed any fees by the independent registered public accounting firm for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2015 and 2014, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser (the “Advisor”) or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(c)

Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2015 and 2014 were $105,965 and $106,750, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultations regarding the liquidation of a series of the Trust.

During the fiscal years ended September 30, 2015 and 2014, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(d)

All Other Fees – The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4, for the fiscal years ended September 30, 2015 and 2014 were $0 and $1,772, respectively.

During the fiscal years ended September 30, 2015 and 2014, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(e)	Pre-Approval Policies and Procedures

(1)        Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the Advisor, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2)        There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the Advisor described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	No disclosures are required by this Item 4(f).

(g)

For the fiscal years ended September 30, 2015 and 2014, the aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant and the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provided ongoing services to the Registrant were approximately $0 and $1,772, respectively.

(h)	No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	December 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	December 3, 2015

By:	/s/ Cindy B. Firestone
Cindy B. Firestone
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	December 3, 2015